Exhibit 10.50

TERM LOAN AGREEMENT
by and between

RD SMITHTOWN LLC,
a New York limited liability company,

as Borrower,

and

BANK OF AMERICA, N.A.,
a national banking association,

as Lender,

with respect to

Village Commons Shopping Center
Smithtown, New York

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Schedules to Building Loan Agreement

Schedule 1	Definitions
Schedule 2	Existing Mortgages
Schedule 3	Leasing and Tenant Matters
Schedule 4	Swap Contracts

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TERM LOAN AGREEMENT

                    THIS TERM LOAN AGREEMENT (this “Agreement”) is made as of the 30th day of June, 2011, by and between RD SMITHTOWN LLC, a New York limited liability company (“Borrower”), and Bank of America, N.A., a national banking association (“Lender”).

Recitals

                    Fleet Bank, National Association (“Fleet”) made certain loans (collectively, the “Existing Loan”) to Borrower secured by the mortgages described on Schedule 2 attached hereto (the “Existing Mortgages”) and Lender, as successor by merger to Fleet is the holder of the Existing Loans, the Existing Mortgages and the notes secured thereby (the “Existing Notes”).

                    Borrower has applied to Lender (i) to extend, amend and restate the Existing Loan, Existing Notes and Existing Mortgages and (ii) for a new loan in the amount of $139,203.73 (the “New Loan”) for the purpose of pursuing Borrower’s business at the property that will serve as security for the loan and for working capital. Lender has agreed to (i) extend, amend and restate the Existing Loan, Existing Notes and Existing Mortgages and (ii) make the New Loan on the terms and conditions set forth in this Agreement and in the other documents evidencing and securing the loan.

                    NOW, THEREFORE, in consideration of the premises, and in further consideration of the mutual covenants and agreements herein set forth and of the sum of Ten Dollars ($10.00) paid by each party to the other, receipt of which is hereby acknowledged, the parties covenant and agree as follows:

Agreements

ARTICLE I
GENERAL INFORMATION

                    Section 1.1. Conditions to Closing.

                    The conditions precedent to closing the Loan and recording the Mortgage are set forth in the Closing Checklist.

                    Section 1.2. Schedules.

                    The Schedules attached to this Agreement are incorporated herein and made a part hereof.

                    Section 1.3. Defined Terms.

                    Capitalized terms in this Agreement shall have the meanings ascribed to such terms in the Preamble hereto and in Schedule 1.

ARTICLE II
TERMS OF THE LOAN

                    Section 2.1. The Loan.

                    Borrower agrees (i) that it has borrowed the Existing Loan from Lender and (ii) to borrow the New Loan from Lender, and Lender agrees to modify the Existing Loan and to lend the New Loan (collectively, the “Loan”) to Borrower, subject to the terms and conditions herein set forth, in an amount not to exceed the Loan Amount. Interest shall accrue and be payable in arrears only on sums advanced hereunder for the period of time outstanding. The Loan is not a revolving loan; amounts repaid may not be re-borrowed.

                    Section 2.2. Advance.

                    Borrower acknowledges that the Existing Loan has previously been funded to Borrower and that the outstanding principal amount of each of the Existing Notes and Existing Mortgages is set forth on Schedule 2 attached hereto. At closing, Lender shall advance the entire New Loan proceeds in the amounts, and to the parties, specified in the closing statement agreed upon between Borrower and Lender.

                    At closing, Lender shall advance New Loan proceeds in the amount of $139,203.73 as follows:

                    (a) First, to Lender, the sum of $122,160.00 which represents disbursements for the following items:

Appraisal Fee	$5,160
Commitment Fee	117,000

TOTAL	$122,160

                    (b) Second, the balance as directed by Borrower in a separate written request.

                    Section 2.3. Liability of Lender.

                    Lender shall in no event be responsible or liable to any Person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and no Person other than Borrower shall have any right or claim against Lender under this Agreement or the other Loan Documents.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

                    Borrower makes the following representations and warranties to Lender as of the date hereof and as of the date of each advance hereunder:

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                    Section 3.1. Organization, Power and Authority of Borrower; Loan Documents.

                    Borrower (a) is a limited liability company duly organized, existing and in good standing under the laws of the state in which it is organized and is duly qualified to do business and in good standing in the state in which the Land is located (if different from the state of its formation) and in any other state where the nature of Borrower’s business or property requires it to be qualified to do business, and (b) has the power, authority and legal right to own its property and carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents. The Loan Documents to which Borrower is a party have been duly executed and delivered by Borrower, and the execution and delivery of, and the carrying out of the transactions contemplated by, such Loan Documents, and the performance and observance of the terms and conditions thereof, have been duly authorized by all necessary organizational action by and on behalf of Borrower. The Loan Documents to which Borrower is a party constitute the valid and legally binding obligations of Borrower and are fully enforceable against Borrower in accordance with their respective terms, except to the extent that such enforceability may be limited by laws generally affecting the enforcement of creditors’ rights.

                    Section 3.2. Other Documents; Laws.

                    The execution and performance of the Loan Documents to which Borrower is a party and the consummation of the transactions contemplated thereby will not conflict with, result in any breach of, or constitute a default under, the organizational documents of Borrower, or any contract, agreement, document or other instrument to which Borrower is a party or by which Borrower or any of its properties may be bound or affected, and such actions do not and will not violate or contravene any Law to which Borrower is subject.

                    Section 3.3. Taxes.

                    Borrower has filed all federal, state, county and municipal Tax returns required to have been filed by Borrower and has paid all Taxes which have become due pursuant to such returns or pursuant to any Tax assessments received by Borrower.

                    Section 3.4. Legal Actions.

                    There are no Claims or investigations by or before any court or Governmental Authority, pending, or to the best of Borrower’s knowledge and belief, threatened against or affecting Borrower, Borrower’s business or the Property. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority affecting Borrower or the Property.

                    Section 3.5. Nature of Loan.

                    Borrower is a business or commercial organization. The Loan is being obtained solely for business or investment purposes, and will not be used for personal, family, household or agricultural purposes.

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                    Section 3.6. Trade Names.

                    Borrower conducts its business solely under the name set forth in the Preamble to this Agreement and makes use of no trade names in connection therewith, unless such trade names have been previously disclosed to Lender in writing.

                    Section 3.7. Financial Statements.

                    The financial statements heretofore delivered by Borrower and each Guarantor to Lender are true and correct in all respects, have been prepared in accordance with sound accounting principles consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof.

                    Section 3.8. No Material Adverse Change.

                    No material adverse change has occurred in the financial conditions reflected in the financial statements of Borrower or any Guarantor since the respective dates of such statements, and no material additional liabilities have been incurred by Borrower since the dates of such statements other than the borrowings contemplated herein or as approved in writing by Lender.

                    Section 3.9. ERISA and Prohibited Transactions.

                    As of the date hereof and throughout the term of the Loan: (a) Borrower is not and will not be (i) an “employee benefit plan,” as defined in Section 3(3) of ERISA, (ii) a “governmental plan” within the meaning of Section 3(32) of ERISA, or (iii) a “plan” within the meaning of Section 4975(e) of the Code; (b) the assets of Borrower do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in Section 2510.3-101 of Title 29 of the Code of Federal Regulations; (c) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of fiduciaries with respect to governmental plans; and (d) Borrower will not engage in any transaction that would cause any Obligation or any action taken or to be taken hereunder (or the exercise by Lender of any of its rights under the Mortgage or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code. Borrower agrees to deliver to Lender such certifications or other evidence of compliance with the provisions of this Section as Lender may from time to time request.

                    Section 3.10. Compliance with Laws and Zoning and Other Requirements; Encroachments.

                    Borrower is in compliance with the requirements of all applicable Laws. The use of the Property complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Land. All use and other requirements of any Governmental Authority having jurisdiction over the Property have been satisfied. No violation of any Law exists with respect to the Property. The Improvements are constructed entirely on the Land and do not encroach upon any easement or right-of-way, or upon the land of others. The Improvements comply with all applicable building restriction lines and set-backs, however established, and are in strict

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compliance with all applicable use or other restrictions and the provisions of all applicable agreements, declarations and covenants and all applicable zoning and subdivision ordinances and regulations.

                    Section 3.11. Certificates of Occupancy.

                    All certificates of occupancy and other permits and licenses necessary or required in connection with the use and occupancy of the Improvements have been validly issued.

                    Section 3.12. Utilities; Roads; Access.

                    All utility services necessary for the operation of the Improvements for their intended purposes have been fully installed, including telephone service, cable television, water supply, storm and sanitary sewer facilities, natural gas and electric facilities, including cabling for telephonic and data communication, and the capacity to send and receive wireless communication. All roads and other accesses necessary to serve the Land and Improvements have been completed, are serviceable in all weather, and where required by the appropriate Governmental Authority, have been dedicated to and formally accepted by such Governmental Authority.

                    Section 3.13. Other Liens.

                    Except for contracts for labor, materials and services furnished or to be furnished in connection with any construction at the Property, including any construction of tenant improvements, Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property.

                    Section 3.14. No Defaults.

                    There is no Default or Event of Default under any of the Loan Documents, and there is no default or event of default under any material contract, agreement or other document related to the construction or operation of the Improvements.

                    Section 3.15. Patriot Act.

                    Borrower is not now, nor has ever been (i) listed on any Government Lists (as hereinafter defined), (ii) a Person who has been determined by competent authority to be subject to the prohibitions contained in Presidential Executive Order No. 13224 (September 23, 2001) or any other similar prohibitions contained in the rules and regulations of OFAC (as hereinafter defined) or in any enabling legislation or other Presidential Executive Orders in respect thereof, (iii) indicted for or convicted of any felony involving a crime or crimes of moral turpitude or for any Patriot Act Offense, or (iv) under investigation by any Governmental Authorities for alleged criminal activity. For purposes hereof, the term “Patriot Act Offense” means any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (A) the criminal laws against terrorism; (B) the criminal laws against money laundering, (C) the Bank Secrecy Act, as amended, (D) the Money Laundering Control Act o

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1986, as amended, or (E) the Patriot Act. “Patriot Act Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense. For purposes hereof, the term “Government Lists” means (1) the specially designated nationals and blocked persons lists maintained by the Office of Foreign Assets Control (“OFAC”), (2) any other list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the rules and regulations of OFAC that Lender notified Borrower in writing is now included in “Government Lists”, or (3) any similar lists maintained by the United States Department of State, the United States Department of Commerce or any other Government Authorities or pursuant to any executive order of the President of the United States of America that Lender notified Borrower in writing is now included in “Government Lists”.

ARTICLE IV
AFFIRMATIVE COVENANTS AND AGREEMENTS

                    Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that:

                    Section 4.1. Compliance with Laws; Use of Proceeds.

                    Borrower shall comply with all Laws and all orders, writs, injunctions, decrees and demands of any court or any Governmental Authority affecting Borrower or the Property. Borrower shall use all proceeds of the Loan for business purposes which are not in contravention of any Law or any Loan Document.

                    Section 4.2. Inspections; Cooperation.

                    Borrower shall permit representatives of Lender to enter upon the Land, to inspect the Improvements and any and all materials to be used in connection with any construction at the Property, including any construction of tenant improvements, to examine all detailed plans and shop drawings and similar materials as well as all records and books of account maintained by or on behalf of Borrower relating thereto and to discuss the affairs, finances and accounts pertaining to the Loan and the Improvements with representatives of Borrower. Borrower shall at all times cooperate and cause each and every one of its contractors, subcontractors and material suppliers to cooperate with the representatives of Lender in connection with or in aid of the performance of Lender’s functions under this Agreement. Except in the event of an emergency, Lender shall give Borrower at least twenty-four hours’ notice by telephone in each instance before entering upon the Land and/or exercising any other rights granted in this Section.

                    Section 4.3. Payment and Performance of Contractual Obligations.

                    Borrower shall perform in a timely manner all of its obligations under any and all contracts and agreements related to any construction activities at the Property or the maintenance or operation of the Improvements, and Borrower will pay when due all bills for services or labor performed and materials supplied in connection with such construction, maintenance and/or operation. Within thirty (30) days after the filing of any mechanic’s lien or other lien or encumbrance against the Property, Borrower will promptly discharge the same by payment or

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filing a bond or otherwise as permitted by Law. So long as Lender’s security has been protected by the filing of a bond or otherwise in a manner satisfactory to Lender in its sole and absolute discretion, Borrower shall have the right to contest in good faith any claim, lien or encumbrance, provided that Borrower does so diligently and without prejudice to Lender or delay in completing construction of any tenant improvements.

                    Section 4.4. Insurance.

                    Borrower shall maintain the following insurance at its sole cost and expense:

                    (a) Insurance against Casualty to the Property under a policy or policies covering such risks as are presently included in “special form” (also known as “all risk”) coverage, including such risks as are ordinarily insured against by similar businesses, but in any event including fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, damage from aircraft, smoke, vandalism, malicious mischief and acts of terrorism. Such insurance shall name Lender as mortgagee and loss payee. Unless otherwise agreed in writing by Lender, such insurance shall be for the full insurable value of the Property on a replacement cost basis, with a deductible amount, if any, satisfactory to Lender. No policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise. The term “full insurable value” means one hundred percent (100%) of the actual replacement cost of the Property, including tenant improvements (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items).

                    (b) Comprehensive (also known as commercial) general liability insurance on an “occurrence” basis against claims for “personal injury” liability and liability for death, bodily injury and damage to property, products and completed operations, in limits satisfactory to Lender with respect to any one occurrence and the aggregate of all occurrences during any given annual policy period. Such insurance shall name Lender as an additional insured.

                    (c) Workers’ compensation insurance for all employees of Borrower in such amount as is required by Law and including employer’s liability insurance, if required by Lender.

                    (d) During any period of construction of tenant improvements, Borrower shall maintain, or cause others to maintain, such insurance as may be required by Lender of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of materials stored at or upon the Property. During any period of other construction upon the Property, Borrower shall maintain, or cause others to maintain, builder’s risk insurance (non-reporting form) of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of work in place and materials stored at or upon the Property.

                    (e) If at any time any portion of any structure on the Property is insurable against Casualty by flood and is located in a Special Flood Hazard Area under the Flood Disaster Protection Act of 1973, as amended, a flood insurance policy on the structure and Borrower owned contents in form and amount acceptable to Lender but in no amount less than the amount

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sufficient to meet the requirements of applicable Law as such requirements may from time to time be in effect.

                    (f) Loss of rental value insurance or business interruption insurance in an amount equal to twelve (12) months of the projected gross income of the Property and an extended period of indemnity endorsement providing an additional six (6) months’ (180 days) loss of rental value or business interruption insurance after the Property has been restored or until the projected gross income returns to the level that existed prior to the loss, whichever is first to occur.

                    (g) Such other and further insurance as may be required from time to time by Lender in order to comply with regular requirements and practices of Lender in similar transactions including, if required by Lender, boiler and machinery insurance, pollution liability insurance, wind insurance and earthquake insurance, so long as any such insurance is generally available at commercially reasonable premiums as determined by Lender from time to time.

                    Each policy of insurance (i) shall be issued by one or more insurance companies each of which must have an A.M. Best Company financial and performance rating of A-VII or better and are qualified or authorized by the Laws of the State to assume the risks covered by such policy, (ii) with respect to the insurance described under the preceding Subsections (a), (d), (e) and (f), shall have attached thereto standard non-contributing, non-reporting mortgagee clauses in favor of and entitling Lender without contribution to collect any and all proceeds payable under such insurance, either as sole payee or as joint payee with Borrower, (iii) shall provide that such policy shall not be canceled or modified for nonpayment of premiums without at least thirty (30) days’ prior written notice to Lender, or for any other reason without at least thirty (30) days’ prior written notice to Lender, and (iv) shall provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Borrower which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Borrower shall promptly pay all premiums when due on such insurance and, not less than ten (10) days prior to the expiration dates of each such policy, Borrower will deliver to Lender acceptable evidence of insurance, such as a renewal policy or policies marked “premium paid” or other evidence satisfactory to Lender reflecting that all required insurance is current and in force. Borrower will immediately give Notice to Lender of any cancellation of, or change in, any insurance policy. Lender shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (A) the existence, nonexistence, form or legal sufficiency thereof, (B) the solvency of any insurer, or (C) the payment of losses. Borrower may satisfy any insurance requirement hereunder by providing one or more “blanket” insurance policies, subject to Lender’s approval in each instance as to limits, coverages, forms, deductibles, inception and expiration dates, and cancellation provisions.

                    Section 4.5. Adjustment of Condemnation and Insurance Claims.

                    Borrower shall give prompt Notice to Lender of any Casualty or any Condemnation or threatened Condemnation. Lender is authorized, at its sole and absolute option, to commence, appear in and prosecute, in its own or Borrower’s name, any action or proceeding relating to any Condemnation or Casualty, and to make proof of loss for and to settle or compromise any Claim in connection therewith. In such case, Lender shall have the right to

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receive all Condemnation Awards and Insurance Proceeds, and may deduct therefrom all of its Expenses. However, so long as no Event of Default has occurred and Borrower is diligently pursuing its rights and remedies with respect to a Claim, Lender will obtain Borrower’s written consent (which consent shall not be unreasonably withheld or delayed) before making proof of loss for or settling or compromising such Claim. Borrower agrees to diligently assert its rights and remedies with respect to each Claim and to promptly pursue the settlement and compromise of each Claim subject to Lender’s approval, which approval shall not be unreasonably withheld or delayed. If, prior to the receipt by Lender of any Condemnation Award or Insurance Proceeds, the Property shall have been sold pursuant to the provisions of the Mortgage, Lender shall have the right to receive such funds (a) to the extent of any deficiency found to be due upon such sale with interest thereon (whether or not a deficiency judgment on the Mortgage shall have been sought or recovered or denied), and (b) to the extent necessary to reimburse Lender for its Expenses. If any Condemnation Awards or Insurance Proceeds are paid to Borrower, Borrower shall receive the same in trust for Lender. Within ten (10) days after Borrower’s receipt of any Condemnation Awards or Insurance Proceeds, Borrower shall deliver such awards or proceeds to Lender in the form in which they were received, together with any endorsements or documents that may be necessary to effectively negotiate or transfer the same to Lender. Borrower agrees to execute and deliver from time to time, upon the request of Lender, such further instruments or documents as may be requested by Lender to confirm the grant and assignment to Lender of any Condemnation Awards or Insurance Proceeds.

                    Section 4.6. Utilization of Net Proceeds.

                    (a) Net Proceeds must be utilized either for payment of the Obligations or for the restoration of the Property. Net Proceeds may be utilized for the restoration of the Property only if no Default shall exist and only if in the reasonable judgment of Lender (i) there has been no material adverse change in the financial viability of the Improvements, (ii) the Net Proceeds, together with other funds deposited with Lender for that purpose, are sufficient to pay the cost of the restoration pursuant to a budget and plans and specifications approved by Lender, and (iii) the restoration can be completed prior to the final maturity of the Loan and prior to the date required by any permanent loan commitment or any purchase and sale agreement or by any Lease. Otherwise, Net Proceeds shall be utilized for payment of the Obligations.

                    (b) If Net Proceeds are to be utilized for the restoration of the Property, the Net Proceeds, together with any other funds deposited with Lender for that purpose, must be deposited in a Borrower’s Deposit Account, which shall be an interest-bearing account, with all accrued interest to become part of Borrower’s deposit. Borrower agrees that it shall include all interest and earnings on any such deposit as its income (and, if Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all funds on deposit in the Borrower’s Deposit Account for federal and applicable state and local tax purposes. Lender shall have the exclusive right to manage and control all funds in the Borrower’s Deposit Account, but Lender shall have no fiduciary duty with respect to such funds. Lender will advance the deposited funds from time to time to Borrower for the payment of costs of restoration of the Property upon presentation of evidence acceptable to Lender that such restoration has been completed satisfactorily and lien-free and in compliance with law. Any account fees and charges may be deducted from the balance, if any, in the Borrower’s Deposit Account. Borrower grants to Lender a security interest in the

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Borrower’s Deposit Account and all funds hereafter deposited to such deposit account, and any proceeds thereof, as security for the Obligations. Such security interest shall be governed by the Uniform Commercial Code of the State, and Lender shall have available to it all of the rights and remedies available to a secured party thereunder. The Borrower’s Deposit Account may be established and held in such name or names as Lender shall deem appropriate, including in the name of Lender. Borrower hereby constitutes and appoints Lender and any officer or agent of Lender its true and lawful attorneys-in-fact with full power of substitution to open the Borrower’s Deposit Account and to do any and every act that Borrower might do on its own behalf to fulfill the terms of this Section 4.6. To the extent permitted by Law, Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. It is understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked.

                    Section 4.7. Management.

                    Borrower at all times shall provide for the competent and responsible management and operation of the Property. At all times, Borrower shall cause the Property to be managed by an Approved Manager. All management contracts affecting the Property shall be terminable upon thirty (30) days’ written notice without penalty or charge (except for unpaid accrued management fees). All management contracts must be approved in writing by Lender prior to the execution of the same and must contain a provision expressly stating that it is subordinate to the Mortgage.

                    Section 4.8. Books and Records; Financial Statements; Tax Returns.

                    (a) Borrower will keep and maintain full and accurate books and records administered in accordance with sound accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and the operation thereof. Borrower will keep and maintain its books and records, including recorded data of any kind and regardless of the medium of recording, at the address of Borrower set forth in Section 8.6. Borrower shall permit Lender, or any Person authorized by Lender, to inspect and examine such books and records (regardless of where maintained) and all supporting vouchers and data and to make copies and extracts therefrom at all reasonable times and as often as may be requested by Lender.

                    (b) Borrower shall provide or cause to be provided to Lender with a copy for each Lender all of the following:

          (i) Financial Statements of Borrower: (A) for each fiscal year of such reporting party, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year; and (B) for each fiscal quarter of such reporting party, as soon as reasonably practicable and in any event within sixty (60) days after the close of each fiscal quarter.

          (ii) Financial Statements related to Guarantor: (A) for each fiscal year of such Guarantor, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year, and for Acadia Realty Trust, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the

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close of each such reporting period; or (B) semi-annually, as soon as reasonably practicable and in any event within sixty (60) days after the close of each fiscal half year, and for Acadia Realty Trust, as soon as reasonably practicable and in any event within sixty (60) days after the close of each such reporting period; upon proper filing of the applicable annual form 10K and quarterly form 10Q by Guarantor with the Securities and Exchange Commission, such statements shall be deemed delivered to Lender hereunder.

          (iii) (A) Prior to the beginning of each fiscal year of Borrower, a capital and operating budget for the Property and (B) for each calendar quarter (and for the fiscal year through the end of that month) (1) a statement of all income and expenses in connection with the Property and (2) a current leasing status report (including tenants’ names, occupied tenant space, lease terms, rents, vacant space and proposed rents), including in each case a comparison to the budget, as soon as reasonably practicable but in any event within forty-five (45) days after the end of each such quarter, certified in writing as true and correct by a representative of Borrower satisfactory to Lender. Items provided under this paragraph shall be in form and detail satisfactory to Lender.

          (iv) At the time of submitting, and together with, Borrower’s quarterly financial statements, Borrower shall submit a certificate representing and warranting (i) that no Default or Event of Default exists, or specifying any and all Defaults or Event Defaults which do exist at the time and (ii), commencing with the delivery of financial statements for the period in which the Debt Service Coverage Ratio Covenant in Section 4.23 applies, whether or not the financial covenants set forth in Sections 4.22 and 4.23 are in compliance, including a reasonably detailed calculation of such compliance or non-compliance. At the time of submitting (or prior to the date due, in the case of deemed submission by virtue of filings with the Securities and Exchange Commission as set forth above), and together with, Guarantor’s quarterly financial statements, Guarantor shall submit a detailed certificate of the compliance of the financial covenants set forth in the Guaranty.

          (v) From time to time promptly after Lender’s request, such additional information, reports and statements respecting the Property and the Improvements, or the business operations and financial condition of each reporting party, as Lender may reasonably request.

                    All Financial Statements shall be in form and detail satisfactory to Lender and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Lender to certify that the Financial Statements are furnished to Lender in connection with the extension of credit by Lenders and constitute a true and correct statement of the reporting party’s financial position. All certifications and signatures on behalf of corporations, partnerships or other entities shall be by a representative of the reporting party satisfactory to Lender. All Financial Statements for a reporting party who is an individual shall be on Lender’s then-current personal financial statement form or in another form satisfactory to Lender. All fiscal year-end Financial Statements of Acadia Realty Trust shall be audited and certified, without any qualification or exception not acceptable to Lender, by independent certified public accountants acceptable to Lender, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation. The annual Financial Statements of Borrower may

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be internally prepared. All quarterly and semi-annual Financial Statements shall be compiled or reviewed by independent certified public accountants acceptable to Lender, or may be prepared by the reporting party.

                    Section 4.9. Estoppel Certificates.

                    Within ten (10) days after any request by Lender or a proposed assignee or purchaser of the Loan or any interest therein, Borrower shall certify in writing to Lender, or to such proposed assignee or purchaser, the then unpaid balance of the Loan and whether Borrower claims any right of defense or setoff to the payment or performance of any of the Obligations, and if Borrower claims any such right of defense or setoff, Borrower shall give a detailed written description of such claimed right, whether or not the Borrower is in default under the Loan Documents, and such other matters as Lender may reasonably require.

                    Section 4.10. Taxes; Tax Receipts.

                    Borrower shall pay and discharge all Taxes prior to the date on which penalties are attached thereto unless and to the extent only that such Taxes are contested in accordance with the terms of the Mortgage. If Borrower fails, following demand, to provide Lender the tax receipts required under the Mortgage, without limiting any other remedies available to Lender, Lender may, at Borrower’s sole expense, obtain and enter into a tax services contract with respect to the Property with a tax reporting agency satisfactory to Lender.

                    Section 4.11. Lender’s Rights to Pay and Perform.

                    If, after any required notice, Borrower fails to promptly pay or perform any of the Obligations within any applicable grace or cure periods, Lender, without Notice to or demand upon Borrower, and without waiving or releasing any Obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower. Lender may enter upon the Property for that purpose and take all action thereon as Lender considers necessary or appropriate.

                    Section 4.12. Reimbursement; Interest.

                    If Lender shall incur any Expenses or pay any Claims by reason of the Loan or the rights and remedies provided under the Loan Documents (regardless of whether or not any of the Loan Documents expressly provide for an indemnification by Borrower against such Claims), Lender’s payment of such Expenses and Claims shall constitute advances to Borrower which shall be paid by Borrower to Lender on demand, together with interest thereon from the date incurred until paid in full at the rate of interest then applicable to the Loan under the terms of the Note. Each advance shall be secured by the Mortgage and the other Loan Documents as fully as if made to Borrower, regardless of the disposition thereof by the party or parties to whom such advance is made. Notwithstanding the foregoing, however, in any action or proceeding to foreclose the Mortgage or to recover or collect the Obligations, the provisions of Law governing the recovery of costs, disbursements and allowances shall prevail unaffected by this Section.

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                    Section 4.13. Notification by Borrower.

                    Borrower will promptly give Notice to Lender of the occurrence of any Default or Event of Default hereunder or under any of the other Loan Documents. Borrower will also promptly give Notice to Lender of any claim of a default by Borrower, or any claim by Borrower of a default by any other party, under any property management contract or any Lease.

                    Section 4.14. Indemnification by Borrower.

                    Borrower agrees to indemnify Lender and to hold Lender harmless from and against, and to defend Lender by counsel approved by Lender against, any and all Claims directly or indirectly arising out of or resulting from any transaction, act, omission, event or circumstance in any way connected with the Property or the Loan, including any Claim arising out of or resulting from (a) any construction activity at the Property, including any defective workmanship or materials; (b) any failure by Borrower to comply with the requirements of any Laws or to comply with any agreement that applies or pertains to the Property, including any agreement with a broker or “finder” in connection with the Loan or other financing of the Property; (c) any failure by Borrower to observe and perform any of the obligations imposed upon the landlord under the Leases; (d) any other Default or Event of Default hereunder or under any of the other Loan Documents; or (e) any assertion or allegation that Lender is liable for any act or omission of Borrower or any other Person in connection with the ownership, financing, leasing, operation or sale of the Property; provided, however, that Borrower shall not be obligated to indemnify Lender with respect to any Claim arising solely from the gross negligence or willful misconduct of Lender. The agreements and indemnifications contained in this Section shall apply to Claims arising both before and after the repayment of the Loan and shall survive the repayment of the Loan, any foreclosure or deed, assignment or conveyance in lieu thereof and any other action by Lender to enforce the rights and remedies of Lender hereunder or under the other Loan Documents.

                    Section 4.15. Fees and Expenses.

                    Borrower shall pay all fees, charges, costs and expenses required to satisfy the conditions of the Loan Documents. Without limitation of the foregoing, (a) Borrower will pay, when due, and if paid by Lender will reimburse Lender on demand for, all fees and expenses of any construction consultant (if any), the title insurer, environmental engineers, appraisers, surveyors and Lender’s counsel in connection with the closing, administration, modification or any “workout” of the Loan, or the enforcement of Lender’s rights and remedies under any of the Loan Documents and (b) Borrower shall pay all filing, registration or recording fees, and all expenses incident to the execution, delivery, acknowledgment and recording or filing, as applicable, of the Mortgage, any mortgage supplemental thereto, any security instrument with respect to the Personalty, and any instrument of further assurance, and any Expenses (including reasonable attorney’s fees and disbursements) and all federal, state, county, and municipal stamp, mortgage or recording taxes and other taxes, duties, impositions, imposes, fees, costs, expenses, assessments and charges arising out of or in connection with the execution and delivery of the Note, the Mortgage or any mortgage supplemental thereto, any security instrument with respect to the Personalty or any instrument of further assurance.

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                    Section 4.16. Appraisals.

                    Lender may obtain from time to time an appraisal of all or any part of the Property, prepared in accordance with written instructions from Lender, from a third-party appraiser satisfactory to, and engaged directly by, Lender. The cost of one such appraisal obtained by Lender in each calendar year and the cost of each such appraisal obtained by Lender following the occurrence of an Event of Default shall by borne by Borrower and shall be paid by Borrower on demand. Provided no Event of Default exists and Borrower has paid the cost of any such appraisal as aforesaid and Borrower executes and delivers Lender’s then standard form of agreement regarding Lender not being responsible for the contents of any such appraisal, Lender shall then provide a copy of such appraisal to Borrower upon request.

                    Section 4.17. Leasing and Tenant Matters.

                    Borrower shall comply with the terms and conditions of Schedule 3 in connection with the leasing of space within the Improvements. In addition, Borrower shall deposit with Lender on the date of Borrower’s receipt thereof any and all termination fees or other similar funds paid by tenant in connection with any tenant’s election to exercise an early termination option contained in its respective Lease or otherwise at the Property (the “Termination Fee Deposit”). Lender shall have the right, in its sole and absolute discretion, to either (a) make the Termination Fee Deposit available to reimburse Borrower for Tenant Improvements and Leasing Commissions paid with respect to reletting the vacated space at the Property which shall be disbursed in accordance with Lender’s customary practices, terms and conditions for construction lending or (b) apply the Termination Fee Deposit to repay a portion of the outstanding principal balance of the Loan in accordance with Section 4 of the Note.

                    Section 4.18. Preservation of Rights.

                    Borrower shall obtain, preserve and maintain in good standing, as applicable, all rights, privileges and franchises necessary or desirable for the operation of the Property and the conduct of Borrower’s business thereon or therefrom.

                    Section 4.19. Income from Property.

                    Borrower shall first apply all income derived from the Property, including all income from Leases, to pay costs and expenses associated with the ownership, maintenance, operation and leasing of the Property, including all amounts then required to be paid under the Loan Documents, before using or applying such income for any other purpose. No such income shall be distributed or paid to any member, partner, shareholder or, if Borrower is a trust, to any beneficiary or trustee, unless and until all such costs and expenses which are then due shall have been paid in full.

                    Section 4.20. Representations and Warranties.

                    Borrower shall take all actions and shall do all things necessary or desirable to cause all of Borrower’s representations and warranties in this Agreement to be true and correct at all times.

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                    Section 4.21. Deposit Accounts; Principal Depository.

                    Borrower shall maintain with Lender all deposit accounts, if any, related to the Property (except accounts which are in the name of Guarantor), including all operating accounts, any reserve or escrow accounts, any accounts from which Borrower may from time to time authorize Lender or Swap Counterparty to debit payments due on the Loan and any Swap Contracts, and any lockbox, cash management or other account into which tenants are required from time to time to pay rent. Borrower hereby grants to Lender a security interest in Borrower’s interest in the foregoing accounts and deposit accounts. Without limiting the generality of the foregoing, Borrower shall maintain Bank of America, N.A. as its principal depository bank, including for the maintenance of business, cash management, operating and administrative deposit accounts to the extent any such accounts are owned by Borrower.

                    Section 4.22. Loan to Value Ratio.

                    The Property shall have a “Loan to Value Ratio” of not greater than 60%, which Loan to Value Ratio shall be calculated, and defined, as follows: the outstanding principal balance and accrued but unpaid interest on the Loan as of the date of the determination of the ratio shall be divided by the appraised “As-Is” value of the Property. The appraised “As-Is” value of the Property shall be based upon the most recent appraisal performed pursuant to Section 4.16, as reviewed, adjusted and approved by Lender. The Loan to Value Ratio requirement shall be tested not more often than once per calendar year, unless one or more events have occurred which have, alone or in the aggregate, a Material Adverse Effect. In the event the Loan to Value Ratio covenant is not met, Lender shall notify Borrower of such condition and Borrower may satisfy the Loan to Value Ratio covenant by, within thirty (30) days of such notice, either (A) making a principal curtailment on the Loan (which shall not be credited towards future principal amortization required under the Loan Documents) in an amount sufficient to bring the Loan to Value Ratio into compliance and/or (B) provide additional collateral acceptable to Lender, which shall have value (as determined by Lender) which when added to the Property value is sufficient to satisfy the Loan to Value Ratio covenant. If Borrower fails to satisfy the Loan to Value Ratio covenant within such thirty (30) day period, such condition shall constitute an immediate Event of Default. If Borrower has provided additional collateral to Lender to satisfy the Loan to Value Ratio covenant set forth in this Section and a subsequent appraisal performed pursuant to Section 4.16, as reviewed, adjusted and approved by Lender, indicates that such Loan to Value Ratio covenant is satisfied without reliance on such additional collateral (and such additional collateral is not required to satisfy any other covenant contained herein or in the other Loan Documents), then, provided no Event of Default exists, upon request of Borrower, Lender shall release such additional collateral.

                    Section 4.23. Debt Service Coverage Ratio.

                    Commencing on December 31, 2011, Borrower shall at all times have a Debt Service Coverage Ratio of at least 1.75 to 1.00. In the event the Debt Service Coverage Ratio covenant is not met, Lender shall notify Borrower of such condition and Borrower may satisfy the Debt Service Coverage Ratio covenant by, within thirty (30) days of such notice, either (A) making a principal curtailment on the Loan (which shall not be credited towards future principal amortization required under the Loan Documents) in an amount sufficient to bring this Debt

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Service Coverage Ratio into compliance and/or (B) provide additional collateral acceptable to Lender, which shall have value (as determined by Lender) which would, assuming such collateral were liquidated and applied to reduce the outstanding principal amount of the Loan, be sufficient to satisfy the Debt Service Coverage Ratio covenant. If Borrower fails to satisfy the Debt Service Coverage Ratio covenant within such thirty (30) day period, such condition shall constitute an immediate Event Default. If Borrower has provided additional collateral to Lender to satisfy the Debt Service Coverage Ratio covenant set forth in this Section and subsequently Borrower satisfies such Debt Service Coverage Ratio covenant for two (2) consecutive calendar quarters without reliance on such additional collateral (and such additional collateral is not required to satisfy any other covenant contained herein or in the other Loan Documents) as determined by Lender, then, provided no Event of Default exists, upon request of Borrower, Lender shall release such additional collateral.

                    Section 4.24. Patriot Act.

                    Borrower shall comply in all respects with the Patriot Act.

                    Section 4.25. Swap Contracts.

                    In the event that borrower shall elect to enter into a Swap Contract with Swap Counterparty, Borrower shall comply with all of the terms and conditions of Schedule 4 with respect to all Swap Contracts.

ARTICLE V
NEGATIVE COVENANTS

                    Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that:

                    Section 5.1. Conditional Sales.

                    Borrower shall not incorporate in the Improvements any property acquired under a conditional sales contract or lease or as to which the vendor retains title or a security interest, without the prior written consent of Lender.

                    Section 5.2. Insurance Policies and Bonds.

                    Borrower shall not do or permit to be done anything that would affect the coverage or indemnities provided for pursuant to the provisions of any insurance policy, performance bond, labor and material payment bond or any other bond given in connection with any construction at the Property, including any construction of tenant improvements.

                    Section 5.3. Intentionally Omitted.

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                    Section 5.4. Additional Debt.

                    Borrower shall not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (a) the Loan, and (b) advances or trade debt or accrued expenses incurred in the ordinary course of business of operating the Property. No other debt may be secured by the Property, whether senior, subordinate or pari passu.

ARTICLE VI
EVENTS OF DEFAULT

                    The occurrence or happening, from time to time, of any one or more of the following shall constitute an Event of Default under this Agreement:

                    Section 6.1. Payment Default.

                    Borrower fails to pay any Obligation under this Agreement within ten (10) days after the date due, whether on the scheduled due date or upon acceleration, maturity or otherwise, including, without limitation, pursuant to Sections 4.22 and 4.23 hereof, except that the five (5) day grace period contemplated above shall not apply in the case of (x) the principal payment, if any, required pursuant to Sections 4.22 and 4.23 hereof or (y) principal due on the Maturity Date.

                    Section 6.2. Default Under Other Loan Documents.

                    An Event of Default (as defined therein) occurs under the Note or the Mortgage or any other Loan Document, or Borrower or Guarantor fails to promptly pay, perform, observe or comply with any term, obligation or agreement contained in any of the Loan Documents (within any applicable grace or cure period).

                    Section 6.3. Accuracy of Information; Representations and Warranties.

                    Any information contained in any financial statement, schedule, report or any other document delivered by Borrower, Guarantor or any other Person to Lender in connection with the Loan proves at any time not to be in all respects true and accurate, or Borrower, Guarantor or any other Person shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained in this Agreement or in any other Loan Document or other document, certificate or opinion delivered to Lender in connection with the Loan, proves at any time to be incorrect or misleading in any material respect either on the date when made or on the date when reaffirmed pursuant to the terms of this Agreement.

                    Section 6.4. Deposits.

                    Borrower fails to deposit funds with Lender, in the amount requested by Lender, pursuant to the provisions of Section 4.6, within ten (10) days from the effective date of a Notice from Lender requesting such deposit, or Borrower fails to deliver to Lender any Condemnation Awards or Insurance Proceeds within ten (10) days after Borrower’s receipt thereof.

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                    Section 6.5. Insurance Obligations.

                    Borrower fails to promptly perform or comply with any of the covenants contained in the Loan Documents with respect to maintaining insurance, including the covenants contained in Section 4.4.

                    Section 6.6. Other Obligations.

                    Borrower fails to promptly perform or comply with any of the Obligations set forth in this Agreement (other than those expressly described in other Sections of this Article VI), and such failure continues uncured for a period of thirty (30) days after Notice from Lender to Borrower, unless (a) such failure, by its nature, is not capable of being cured within such period, and (b) within such period, Borrower commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (c) Borrower causes such failure to be cured no later than ninety (90) days after the date of such Notice from Lender.

                    Section 6.7. Damage to Improvements.

                    The Improvements are substantially damaged or destroyed by fire or other casualty and Lender determines that the Improvements cannot be restored in accordance with the terms and provisions of this Agreement and the Mortgage.

                    Section 6.8. Lapse of Permits or Approvals.

                    Any permit, license, certificate or approval that Borrower is required to obtain with respect to any construction activities at the Property or the operation, leasing or maintenance of the Improvements or the Property lapses or ceases to be in full force and effect and continues for thirty (30) days.

                    Section 6.9. Mechanic’s Lien.

                    A lien for the performance of work or the supply of materials filed against the Property, or any stop notice served on Borrower, any contractor of Borrower, or Lender, remains unsatisfied or unbonded for a period of thirty (30) days after Borrower’s receipt of notice or otherwise obtaining knowledge of such filing or service.

                    Section 6.10. Bankruptcy.

                    Borrower or any Guarantor files a bankruptcy petition or makes a general assignment for the benefit of creditors, or a bankruptcy petition is filed against Borrower or any Guarantor and such involuntary bankruptcy petition continues undismissed for a period of ninety (90) days after the filing thereof.

                    Section 6.11. Appointment of Receiver, Trustee, Liquidator.

                    Borrower or any Guarantor applies for or consents in writing to the appointment of a receiver, trustee or liquidator of Borrower, any Guarantor, the Property, or all or substantially all of the other assets of Borrower or any Guarantor, or an order, judgment or

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decree is entered by any court of competent jurisdiction on the application of a creditor appointing a receiver, trustee or liquidator of Borrower, any Guarantor, the Property, or all or substantially all of the other assets of Borrower or any Guarantor.

                    Section 6.12. Inability to Pay Debts.

                    Borrower or any Guarantor becomes unable or admits in writing its inability or fails generally to pay its debts as they become due.

                    Section 6.13. Judgment.

                    A final nonappealable judgment for the payment of money involving more than $500,000 is entered against Borrower, or involving more than $1,000,000 is entered against any Guarantor, and Borrower or such Guarantor fails to discharge the same, or causes it to be discharged or bonded off to Lender’s satisfaction, within sixty (60) days from the date of the entry of such judgment.

                    Section 6.14. Dissolution; Change in Business Status.

                    Unless the written consent of Lender is previously obtained, all or substantially all of the business assets of Borrower or any Guarantor are sold, Borrower or any Guarantor is dissolved, or there occurs any change in the form of business entity through which Borrower or any Guarantor presently conducts its business or any merger or consolidation involving Borrower or any Guarantor.

                    Section 6.15. Default Under Other Indebtedness.

                    Borrower or any Guarantor fails to pay any indebtedness (other than the Loan) owed by Borrower or such Guarantor to Lender when and as due and payable (whether by acceleration or otherwise).

                    Section 6.16. Change in Controlling Interest.

                    Without the prior written consent of Lender (which consent may be conditioned, among other matters, on the issuance of a satisfactory endorsement to the title insurance policy insuring Lender’s interest under the Mortgage), the controlling interest in Borrower ceases to be owned directly or indirectly by Guarantor.

ARTICLE VII
REMEDIES ON DEFAULT

                    Section 7.1. Remedies on Default.

                    Upon the happening of any Event of Default, Lender shall have the right, in addition to any other rights or remedies available to Lender under the Mortgage or any of the other Loan Documents or under applicable Law, to exercise any one or more of the following rights and remedies:

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          (a) Lender may accelerate all of Borrower’s Obligations under the Loan Documents whereupon such Obligations shall become immediately due and payable, without notice of default, acceleration or intention to accelerate, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind or character (all of which are hereby waived by Borrower).

(b) Lender may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

          (c) Lender may set off the amounts due Lender under the Loan Documents, whether or not matured and regardless of the adequacy of any other collateral securing the Loan, against any and all accounts, credits, money, securities or other property of Borrower now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.

          (d) Lender may enter into possession of the Property and perform any and all work and labor necessary to complete any construction at the Property, including any construction of tenant improvements, and to employ watchmen to protect the Property and the Improvements. All sums expended by Lender for such purposes shall be deemed to have been advanced to Borrower under the Note and shall be secured by the Mortgage. For this purpose, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution, which power is coupled with an interest, to complete the work in the name of Borrower, and hereby empowers said attorney or attorneys, in the name of Borrower or Lender:

          (i) To use any funds of Borrower including any balance which may be held by Lender and any funds (if any) which may remain unadvanced hereunder for the purpose of completing any construction, including any construction of tenant improvements, whether or not in the manner called for in the applicable plans and specifications;

          (ii) To make such additions and changes and corrections to any plans and specifications as shall be necessary or desirable in the judgment of Lender to complete any construction, including any construction of tenant improvements;

(iii) To employ such contractors, subcontractors, agents, architects and inspectors as shall be necessary or desirable for said purpose;

          (iv) To pay, settle or compromise all existing bills and claims which are or may be liens against the Property, or may be necessary or desirable for the completion of the work or the clearance of title to the Property;

(v) To execute all applications and certificates which may be required in the name of Borrower;

(vi) To enter into, enforce, modify or cancel Leases and to fix or modify Rents on such terms as Lender may consider proper;

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          (vii) To file for record, at Borrower’s cost and expense and in Borrower’s name, any notices of completion, notices of cessation of labor, or any other notices that Lender in its sole and absolute discretion may consider necessary or desirable to protect its security; and

(viii) To do any and every act with respect to any such construction which Borrower may do in its own behalf.

                    It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact shall also have the power to prosecute and defend all actions or proceedings in connection with any construction at the Property, including any construction of tenant improvements, and to take such actions and to require such performance as Lender may deem necessary.

                    Section 7.2. No Release or Waiver; Remedies Cumulative and Concurrent.

                    Borrower shall not be relieved of any Obligation by reason of the failure of Lender to comply with any request of Borrower or of any other Person to take action to foreclose on the Property under the Mortgage or otherwise to enforce any provision of the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the Property. No delay or omission of Lender to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein. No delay or omission on the part of Lender to exercise any option for acceleration of the maturity of the Obligations, or for foreclosure of the Mortgage following any Event of Default as aforesaid, or any other option granted to Lender hereunder in any one or more instances, or the acceptance by Lender of any partial payment on account of the Obligations shall constitute a waiver of any such Event of Default and each such option shall remain continuously in full force and effect. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedies provided for in the Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Loan Documents, or now or hereafter existing at Law or in equity or by statute. Every right, power and remedy given by the Loan Documents to Lender shall be concurrent and may be pursued separately, successively or together against Borrower or the Property or any part thereof, and every right, power and remedy given by the Loan Documents may be exercised from time to time as often as may be deemed expedient by Lender.

ARTICLE VIII
MISCELLANEOUS

                    Section 8.1. Further Assurances; Authorization to File Documents.

                    At any time, and from time to time, upon request by Lender, Borrower will, at Borrower’s expense, (a) correct any defect, error or omission which may be discovered in the form or content of any of the Loan Documents, and (b) make, execute, deliver and record, or cause to be made, executed, delivered and recorded, any and all further instruments, certificates

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and other documents as may, in the opinion of Lender, be necessary or desirable in order to complete, perfect or continue and preserve the lien of the Mortgage. Upon any failure by Borrower to do so, Lender may make, execute and record any and all such instruments, certificates and other documents for and in the name of Borrower, all at the sole expense of Borrower, and Borrower hereby appoints Lender the agent and attorney-in-fact of Borrower to do so, this appointment being coupled with an interest and being irrevocable. Without limitation of the foregoing, Borrower irrevocably authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements deemed necessary or desirable by Lender to establish or maintain the validity, perfection and priority of the security interests granted in the Mortgage or hereunder, and Borrower ratifies any such filings made by Lender prior to the date hereof.

                    Section 8.2. No Warranty by Lender.

                    By accepting or approving anything required to be observed, performed or fulfilled by Borrower or to be given to Lender pursuant to this Agreement, including any certificate, Survey, receipt, appraisal or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Lender.

                    Section 8.3. Standard of Conduct of Lender.

                    Nothing contained in this Agreement or any other Loan Document shall limit the right of Lender to exercise its business judgment or to act, in the context of the granting or withholding of any advance or consent under this Agreement or any other Loan Document, in a subjective manner, whether or not objectively reasonable under the circumstances, so long as Lender’s exercise of its business judgment or action is made or undertaken in good faith. Borrower and Lender intend by the foregoing to set forth and affirm their entire understanding with respect to the standard pursuant to which Lender’s duties and obligations are to be judged and the parameters within which Lender’s discretion may be exercised hereunder and under the other Loan Documents. As used herein, “good faith” means honesty in fact in the conduct and transaction concerned.

                    Section 8.4. No Partnership.

                    Nothing contained in this Agreement shall be construed in a manner to create any relationship between Borrower and Lender other than the relationship of borrower and lender and Borrower and Lender shall not be considered partners or co-venturers for any purpose on account of this Agreement.

                    Section 8.5. Severability.

                    In the event any one or more of the provisions of this Agreement or any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any other respect, or in the event any one or more of the provisions of any of the Loan Documents operates or would prospectively operate to invalidate this Agreement or any of the other Loan Documents, then and in either of those events, at the option of Lender,

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such provision or provisions only shall be deemed null and void and shall not affect the validity of the remaining Obligations, and the remaining provisions of the Loan Documents shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

                    Section 8.6. Notices.

                    All Notices required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service or by certified United States mail, postage prepaid, addressed to the party to whom directed at the applicable address set forth below (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile. Any Notice shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that service of a Notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

                    The address and fax number of Borrower are:

Acadia Realty Trust 1311 Mamaroneck Avenue, Suite 260 White Plains, New York 10605 Attention: Robert Masters, Esq. Telefax: 914-428-3646

The address and fax number of Lender are:

Bank of America, N.A. One Bryant Park, 35th Floor New York, New York 10036 Attention: Mr. Gregory Egli Telefax: 212-293-8197

                    Section 8.7. Permitted Successors and Assigns; Disclosure of Information.

                    (a) Each and every one of the covenants, terms, provisions and conditions of this Agreement and the Loan Documents shall apply to, bind and inure to the benefit of Borrower, its successors and those assigns of Borrower consented to in writing by Lender, and shall apply to, bind and inure to the benefit of Lender and the endorsees, transferees, successors and assigns of Lender, and all Persons claiming under or through any of them.

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                    (b) Borrower agrees not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due pursuant to this Agreement, or any of the other benefits of this Agreement, without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion. Any such transfer, assignment, pledge or hypothecation made or attempted by Borrower without the prior written consent of Lender shall be void and of no effect. No consent by Lender to an assignment shall be deemed to be a waiver of the requirement of prior written consent by Lender with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

                    (c) Lender may sell or offer to sell the Loan or interests therein to one or more assignees or participants. Borrower shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the same rights and benefits with respect to the Loan Documents as such Person(s) would have if such Person(s) were Lender hereunder. Lender may disseminate any information it now has or hereafter obtains pertaining to the Loan, including any security for the Loan, any credit or other information on the Property (including environmental reports and assessments), Borrower, any of Borrower’s principals or any Guarantor, to any actual or prospective assignee or participant, to Lender’s affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, to any regulatory body having jurisdiction over Lender, to any actual or prospective counterparty (or its advisors), to any Swap Counterparty, to any swap or derivative transaction relating to Borrower and the Loan, or to any other party as necessary or appropriate in Lender’s reasonable judgment.

                    Section 8.8. Modification; Waiver.

                    None of the terms or provisions of this Agreement may be changed, waived, modified, discharged or terminated except by instrument in writing executed by the party or parties against whom enforcement of the change, waiver, modification, discharge or termination is asserted. None of the terms or provisions of this Agreement shall be deemed to have been abrogated or waived by reason of any failure or failures to enforce the same.

                    Section 8.9. Third Parties; Benefit.

                    All conditions to the obligation of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time in the sole and absolute exercise of its discretion. The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other Person shall have any right or cause of action on account thereof.

                    Section 8.10. Rules of Construction.

                    The words “hereof,” “herein,” “hereunder,” “hereto,” and other words of similar import refer to this Agreement in its entirety. The terms “agree” and “agreements” mean and

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include “covenant” and “covenants.” The words “include” and “including” shall be interpreted as if followed by the words “without limitation.” The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to define, limit or enlarge the terms hereof. All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, (d) to the Land, the Improvements or the Property shall mean all or any portion of each of the foregoing, respectively, and (e) to Articles, Sections and Schedules are to the respective Articles, Sections and Schedules contained in this Agreement unless expressly indicated otherwise.

                    Section 8.11. Counterparts.

                    This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

                    Section 8.12. Intentionally Omitted.

                    Section 8.13. Governing Law.

                    This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State.

                    Section 8.14. Time of Essence.

                    Time shall be of the essence for each and every provision of this Agreement of which time is an element.

                    Section 8.15. Electronic Transmission of Data.

                    Lender and Borrower agree that certain data related to the Loan (including confidential information, documents, applications and reports) may be transmitted electronically, including transmission over the Internet. This data may be transmitted to, received from or circulated among agents and representatives of Borrower and/or Lender and their Affiliates and other Persons involved with the subject matter of this Agreement. Borrower acknowledges and agrees that (a) there are risks associated with the use of electronic transmission and that Lender does not control the method of transmittal or service providers, (b) Lender has no obligation or responsibility whatsoever and assumes no duty or obligation for the security, receipt or third party interception of any such transmission, and (c) Borrower will release, hold harmless and indemnify Lender from any claim, damage or loss, including that arising in whole or part from Lender’s strict liability or sole, comparative or contributory negligence, which is related to the electronic transmission of data except to the extent due to Lender’s gross negligence or willful misconduct.

25

                    Section 8.16. Forum.

                    Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in the State specified in the governing law section of this Agreement and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute. Borrower hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the state specified in the governing law section of this Agreement may be made by certified or registered mail, return receipt requested, directed to Borrower at its address for notice set forth in this Agreement, or at a subsequent address of which Lender received actual notice from Borrower in accordance with the notice section of this Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by Law or limit the right of Lender to bring proceedings against Borrower in any other court or jurisdiction.

                    Section 8.17. WAIVER OF JURY TRIAL.

                    BORROWER AND LENDER WAIVE TRIAL BY JURY IN RESPECT OF ANY DISPUTE AND ANY ACTION ON SUCH DISPUTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER AND LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. BORROWER AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                    Section 8.18. USA Patriot Act Notice.

                    Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.

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                    Section 8.19. Entire Agreement.

                    The Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment by Lender to make the Loan are merged into the Loan Documents. Except as incorporated in writing into the Loan Documents, there are no representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other instrument or agreement, including any other Loan Document, the terms, conditions and provisions of this Agreement shall prevail.

                    Section 8.20. Usury.

                    All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution, delivery and acceptance of the Note to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the loan documents evidencing and/or securing the Loan at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender.

                    Section 8.21. Special State Provisions.

                    In the event of any inconsistency between the other terms of this Agreement and this Section 8.22, the terms of this Section 8.22 shall control.

          (a) In addition to any other right or remedy contained in this Agreement or in any other Loan Document, Lender shall have all of the rights against lessees of all or any part of the Property as are set forth in Section 291-f of the Real Property Law of New York.

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          (b) Notwithstanding anything in this Agreement or in Section 254 of the Real Property Law of the State of New York to the contrary, the Net Proceeds coming into the possession of Lender shall not be deemed trust funds.

          (c) Borrower will receive the advances of the Loan and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the “cost of improvement”, as such quoted term is defined in the New York Lien Law, and will apply the same first to the payment of such costs before using any part of the total of the same for any other purpose and, in the event all or any part of the Property is located in the State of New York, will comply with Section 13 of the New York Lien Law. Borrower will indemnify and hold Lender harmless against any loss or liability, cost or expense, including, without limitation, any judgments, attorney’s fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Borrower of the New York Lien Law including, without limitation, any section of Article 3-A thereof.

          (d) The Property is not real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having their own separate cooking facilities.

                    Section 8.22. Cross-Default-Cross Collateralization.

                    This Loan shall be cross-defaulted and cross-collateralized with all other loans which Borrower shall have from Lender (or any subsidiary or affiliated entity of Lender) during the term of this Loan, whether existing as of the date of this Agreement subsequently made. A default under any of the above described loans shall constitute a Default under this Loan. A Default under this Loan shall constitute a Default under the above described other loans. To the extent not prohibited by applicable law, if Lender, at its option, avails itself of this cross-collateralization/cross-default provision, Lender shall have the option to pursue its remedies in any combinations and against any or all of Lender’s security for the aforesaid loans, whether successively, concurrently or otherwise.

[Remainder of page intentionally left blank]

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                    IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as an instrument under seal as of the date first above written.

BORROWER:

RD SMITHTOWN LLC, a New York limited liability company

By:	Acadia Realty Limited Partnership, its managing member

	By:	Acadia Realty Trust, its general partner

		By	/s/ Robert Masters

Robert Masters
Senior Vice President

LENDER:

BANK OF AMERICA, N.A.

By	/s/ Gregory Egli

Gregory Egli
Senior Vice President

SCHEDULE 1

DEFINITIONS

                    Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

                    “Acadia Realty Trust” means Acadia Realty Trust, a Maryland real estate investment trust, which is an indirect principal in Borrower and Guarantor.

                    “Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

                    “Adjusted Net Operating Income” means Operating Income less the sum of (i) Adjusted Operating Expenses plus (ii) the Vacancy and Credit Loss Factor.

                    “Adjusted Operating Expenses” means the aggregate amount of all actual operating expenses of the Property paid by Borrower in the most recently ended six (6) month period for which Borrower has delivered financial statements to Lender, annualized, provided that the amount of management fees included in Adjusted Operating Expenses shall be equal to the greater of (x) actual management fees paid by Borrower with respect to such period or (y) 3.0% of the operating income received by Borrower during such period. Adjusted Operating Expenses shall exclude from expenses payments of principal and interest under the Loan Documents and other expenses payable to Lender pursuant to the Loan Documents, capital expenditures, Tenant Improvement costs, Leasing Commissions and extraordinary items of expense.

                    “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                    “Approved Manager” means Borrower, Acadia Realty Limited Partnership or any other reputable and creditworthy property manager, subject to the prior approval of Lender, not to be unreasonably withheld, with a portfolio of properties comparable to the Property under active management.

                    “Authorized Signer” means any signer of this Agreement.

                    “Banking Day” means any day that is not a Saturday, Sunday or banking holiday in the State.

                    “Borrower’s Deposit Account” means an account established with Lender pursuant to the terms of Section 4.6.

                    “Casualty” means any act or occurrence of any kind or nature that results in damage, loss or destruction to the Property.

                    “Claim” means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including fees, costs and expenses of attorneys, consultants, contractors and experts.

                    “Closing Checklist” means that certain Closing Requirements and Checklist setting forth the conditions for closing the Loan and recording the Mortgage.

                    “Code” means the Internal Revenue Code of 1986, as amended.

                    “Condemnation” means any taking of title to, use of, or any other interest in the Property under the exercise of the power of condemnation or eminent domain, whether temporarily or permanently, by any Governmental Authority or by any other Person acting under or for the benefit of a Governmental Authority.

                    “Condemnation Awards” means any and all judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.

                    “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, “Controlling” or “Controlled” have meanings correlative thereto.

                    “Debt Service Coverage Ratio” means the ratio, as of any date of calculation, of (a) the Adjusted Net Operating Income to (b) the annual Debt Service Payments.

                    “Debt Service Payments” means the annual amount of principal and interest payments that would be payable on a loan in the amount of the principal amount outstanding as of the date of calculation of the Loan based upon a thirty (30) year self liquidating mortgage amortization schedule at an annual assumed interest rate equal to the greatest of (i) 7.0%, (ii) the “Ten Year Treasury Rate Obligation” (as hereinafter defined) as of any date of calculation plus 2.50% and (iii) the actual interest applicable to the Loan as of any date of calculation. The “Ten Year Treasury Rate Obligation” shall mean the rate determined by Lender to be the week ending yield on United States treasury securities, adjusted to a constant maturity of ten years, as published by the United States Federal Reserve Board in the then most currently available Statistical Release H.15 (519) (or, if not published at such time, such other comparable statistical release then published by the United States Federal Reserve Board) rounded to the next highest 1/8 of 1%.

                    “Default” means an event or circumstance that, with the giving of Notice or lapse of time, or both, would constitute an Event of Default under the provisions of this Agreement.

                    “Dispute” means any controversy, claim or dispute between or among the parties to this Agreement, including any such controversy, claim or dispute arising out of or relating to (a) this Agreement, (b) any other Loan Document, (c) any related agreements or instruments, or

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(d) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).

                    “Environmental Agreement” means the Environmental Indemnification and Release Agreement of even date herewith by and among Borrower, Guarantor and Lender pertaining to the Property, as the same may from time to time be extended, amended, restated or otherwise modified.

                    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

                    “Event of Default” means any event or circumstance specified in Article VI and the continuance of such event or circumstance beyond the applicable grace and/or cure periods therefor, if any, set forth in Article VI.

                    “Existing Loan” shall have the meaning set forth in the Recitals.

                    “Existing Mortgages” shall have the meaning set forth in the Recitals.

                    “Existing Notes” shall have the meaning set forth in the Recitals.

                    “Expenses” means all fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by Lender in making, funding, administering or modifying the Loan, in negotiating or entering into any “workout” of the Loan, or in exercising or enforcing any rights, powers and remedies provided in the Mortgage or any of the other Loan Documents, including attorneys’ fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

                    “Financial Statements” means (i) for each reporting party other than an individual, a balance sheet, income statement, statements of cash flow and amounts and sources of contingent liabilities, a reconciliation of changes in equity and liquidity verification, and unless Lender otherwise consents, consolidated statements if the reporting party is a holding company or a parent of a subsidiary entity; and (ii) for each reporting party who is an individual, a balance sheet, statements of amount and sources of contingent liabilities, sources and uses of cash and liquidity verification and, unless Lender otherwise consents, Financial Statements for each entity owned or jointly owned by the reporting party. For purposes of this definition and any covenant requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period”.

                    “Fleet” shall have the meaning set forth in the Recitals.

                    “Governmental Authority” means any governmental or quasi-governmental entity, including any court, department, commission, board, bureau, agency, administration, service, district or other instrumentality of any governmental entity.

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                    “Guarantor” means Acadia Realty Limited Partnership, a Delaware limited partnership, and its successors and assigns.

                    “Guaranty” means the Guaranty Agreement of even date herewith executed by Guarantor for the benefit of Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                    “Improvements” means all on-site and off-site improvements to the Land for a shopping center located on the Land, together with all fixtures, tenant improvements and appurtenances now or later to be located on the Land and/or in such improvements.

                    “Insurance Proceeds” means the insurance claims under and the proceeds of any and all policies of insurance covering the Property or any part thereof, including all returned and unearned premiums with respect to any insurance relating to such Property, in each case whether now or hereafter existing or arising.

                    “Land” means the land described in and encumbered by the Mortgage.

                    “Laws” means all federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction as may be in effect from time to time.

                    “Leasing Commissions” means reasonable and customary commissions paid in connection with a Lease to a real estate broker licensed in the state where the Property is located, under commission agreements containing such terms and provisions as are then prevailing between third party, unaffiliated owners and brokers for comparable leases of space at properties similar to the Property in the market area in which the Property is located.

                    “Leases” means all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Property or any part thereof, together with all options therefor, amendments thereto and renewals, modifications and guaranties thereof, including any cash or security deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or security is to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due thereunder.

                    “Lien Law” means the Lien Law of the State of New York, as amended.

                    “Loan” means the Existing Loan and the New Loan from Lender to Borrower, the repayment obligations in connection with which are evidenced by the Note.

                    “Loan Amount” means $9,360,000.

                    “Loan Documents” means this Agreement, the Note, the Mortgage, the Environmental Agreement, any Swap Contract, the Guaranty, any application or reimbursement agreement executed in connection with any Letter of Credit and any and all other documents which Borrower, Guarantor or any other party or parties have executed and delivered, or may

4

hereafter execute and deliver, to evidence, secure or guarantee the Obligations, or any part thereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                    “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the Property, or the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of Borrower; (b) a material impairment of the ability of any party to the Loan Documents to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any party to the Loan Documents of any Loan Document to which it is a party.

                    “Mortgage” means the mortgages described in, and consolidated and modified by that certain Mortgage Consolidation and Modification Agreement dated as of the date hereof between Borrower and Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                    “Net Proceeds” when used with respect to any Condemnation Awards or Insurance Proceeds, means the gross proceeds from any Condemnation or Casualty remaining after payment of all expenses, including attorneys’ fees, incurred in the collection of such gross proceeds.

                    “New Loan” shall have the meaning set forth in the Recitals.

                    “Note” means the Note of even date herewith, in an amount equal to the Loan Amount, made by Borrower to the order of Lender pursuant to that certain Note Modification and Modification Agreement between Borrower and Lender dated as of the date hereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                    “Notice” means a notice, request, consent, demand or other communication given in accordance with the provisions of Section 8.6 of this Agreement.

                    “Obligations” means all present and future debts, obligations and liabilities of Borrower to Lender arising pursuant to, or on account of, the provisions of this Agreement, the Note or any of the other Loan Documents, including the obligations: (a) to pay all principal, interest, late charges, prepayment premiums (if any) and other amounts due at any time under the Note; (b) to pay all Expenses, indemnification payments, fees and other amounts due at any time under the Mortgage or any of the other Loan Documents, together with interest thereon as provided in the Mortgage or such Loan Document; (c) to pay and perform all obligations of Borrower (or its Affiliate) under any Swap Contract; and (d) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which Borrower is required to perform, observe or comply with pursuant to the terms of this Agreement, the Mortgage or any of the other Loan Documents.

                    “Operating Income” means the sum of (x) the aggregate rentals and all other revenue (unless excluded pursuant hereto) of the Property actually received from only executed bona fide leases, licenses and other occupancy agreements of the Property which are in full force

5

and effect as to which the tenant thereunder is not the subject of any bankruptcy proceeding and is not in default under its lease, beyond any applicable notice or cure periods set forth therein for the six (6) months preceding the date of calculation and (y) the aggregate rentals and all other revenue (unless excluded pursuant hereto) of the Property as projected by Borrower and approved by Lender from only executed bona fide leases, licenses and other occupancy agreements of the Property which are in full force and effect as to which the tenant thereunder is not the subject of any bankruptcy proceeding and is not in default under its lease (including tenants who have not commenced payment of full base rent but who are obligated to do so within six (6) months), beyond any applicable notice or cure periods set forth therein for the six (6) months following the date of calculation as projected by Lender. Operating Income shall exclude all extraordinary items of income, all amounts paid to Borrower for tenant alterations in connection with the leasing of space at the Property, all amounts payable to Borrower under leases with affiliates of Borrower, as tenant, or with Borrower, as tenant (unless Lender otherwise agrees) and, with respect to any lease providing for a reduction in the rentals payable under such lease at any time during the term thereof, base rentals in excess of the lowest base rentals payable under such lease (other than during any period of rent concessions made with respect to consecutive monthly periods commencing with the first month of the term of such lease), but notwithstanding the preceding, including reimbursements for operating expenses and percentage rent pursuant to executed leases, provided a sales report is provided by the applicable tenant.

                    “Person” means an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, any Governmental Authority or any other entity.

                    “Property” means the real and personal property conveyed and encumbered by the Mortgage.

                    “Rents” means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of the Property or any part thereof, or arising from the use or enjoyment of the Property or any part thereof, including all such amounts paid under or arising from any of the Leases and all fees, charges, accounts or other payments for the use or occupancy of rooms or other public facilities within the Property or any part thereof.

                    “State” means the State of New York.

                    “Survey” means a map or plat of survey of the Land which conforms with Lender’s survey requirements set forth in the Closing Checklist and with the “Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys” jointly established and adopted by ALTA, ACSM and NSPS in 2005, and pursuant to Accuracy Standards as adopted by ALTA, ACSM and NSPS and in effect on the date when the Survey is certified to Lender in the form specified in the Closing Checklist.

                    “Swap Contract” means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into prior to the date hereof or any time

6

after the date hereof, between Swap Counterparty and Borrower (or its Affiliate), together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.

                    “Swap Counterparty” means Lender or an Affiliate of Lender, in its capacity as counterparty under any Swap Contract.

                    “Swap Transaction” means any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, collar transaction, floor transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction (including any option to enter into the foregoing) or any combination of the foregoing, entered into prior to the date hereof or anytime after the date hereof between Swap Counterparty and Borrower (or its Affiliate) so long as a writing, such as a Swap Contract, evidences the parties’ intent that such obligations shall be secured by the Mortgage in connection with (i) the Loan or (ii) any other loans or credit facilities between Lender or its Affiliate and Borrower.

                    “Tenant Improvements” means improvements, fixtures and equipment, the construction or installation of which is required by Leases.

                    “Taxes” means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority or any communities facilities or other private district on Borrower or on any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

                    “Termination Fee Deposit” shall have the meaning set forth in Section 4.17.

                    “Vacancy and Credit Loss Factor” means an amount (which amount can be $0 but cannot be less than $0) determined by multiplying Operating Income by the lesser of (i) 5% or (ii) the amount, stated as a percentage of total rentable retail area, by which total rented retail area at the time of calculation exceeds 95% of total rentable retail area.

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SCHEDULE 2

Existing Mortgages

1.

Mortgage dated May 22, 1997 made by RD Smithtown LLC to Fleet Bank, National Association to secure the principal sum of $7,100,000 and recorded on June 2, 1997 in Liber 19204, page 560. (Principal amount currently outstanding: $5,541,642.43)

2.	Mortgage dated May 22, 1997 made by RD Smithtown LLC to Fleet Bank, National Association to secure the principal sum of $1,000,000 and recorded on June 2, 1997 in Liber 19204, page 561.

Mortgage dated as of February 19, 1998 made by RD Smithtown LLC to Fleet Bank, National Association to secure the principal sum of $1,500,000 and recorded on March 9, 1998 in Liber 19308, page 495. Consolidated by its terms with the aforesaid mortgage recorded in Liber 19204, page 561 to form a single lien of $2,500,000. (Principal amount currently outstanding: $2,192,082.88)

3.

Mortgage dated May 31, 2002 made by RD Smithtown LLC to Fleet National Bank to secure the principal sum of $1,439,437 and recorded on June 12, 2002 in Liber 20015, page 518. (Principal amount currently outstanding: $97,152.36)

4.

Mortgage dated June 30, 2004 made by RD Smithtown LLC to Fleet National Bank to secure the principal sum of $1,840,497.61 and recorded on July 15, 2004 in Liber 20796, page 519. (Principal amount currently outstanding: $1,389,918.60)

SCHEDULE 3

Leasing and Tenant Matters

                    1. Representations and Warranties of Borrower Regarding Leases.

                    Borrower represents and warrants that Borrower has delivered to Lender Borrower’s standard form of tenant lease and a true and correct copy of all Leases and any guaranty(ies) thereof, affecting any part of the Improvements, together with an accurate and complete rent roll for the Property, and no such Lease or guaranty contains any option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein.

                    2. Covenants of Borrower Regarding Leases and Rents.

                    Borrower covenants that Borrower (a) will observe and perform all of the obligations imposed upon the landlord in the Leases and will not do or permit to be done anything to impair the security thereof; (b) will use its best efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective tenants under the Leases and will appear in and defend, at Borrower’s sole cost and expense, any action or proceeding arising under, or in any manner connected with, the Leases; (c) will not collect any of the Rents more than thirty (30) days in advance of the time when the same become due under the terms of the Leases; (d) will not discount any future accruing Rents; (e) without the prior written consent of Lender, will not execute any assignment of the Leases or the Rents; (f) will not modify the rent, the term, the demised premises or the common area maintenance charges under any of the Leases, or add or modify any option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein, or surrender, cancel or terminate any Lease, without the prior written consent of Lender; and (g) will execute and deliver, at the request of Lender, all such assignments of the Leases and Rents in favor of Lender as Lender may from time to time require.

                    3. Leasing Guidelines.

                    Borrower shall not enter into any Lease of space in the Improvements unless approved or deemed approved by Lender prior to execution. Borrower’s standard form of tenant lease, and any revisions thereto, must have the prior written approval of Lender. Lender shall be “deemed” to have approved any Lease that: (a) is on the standard form lease approved by Lender with no deviations except as approved by Lender; (b) is entered into in the ordinary course of business with a bona fide unrelated third party tenant, and Borrower, acting in good faith and exercising due diligence, has determined that the tenant is financially capable of performing its obligations under the Lease; (c) is received by Lender, together with any guaranty(ies) and financial information received by Borrower regarding the tenant and any guarantor(s), within fifteen (15) days after execution; (d) reflects an arm’s length transaction; (e) contains no option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein; (f) requires the tenant to execute and deliver to Lender an estoppel certificate in form and substance acceptable to Lender within ten (10) days after notice from Lender; and (g) does not cover in excess of twenty-five percent (25%) of the aggregate net rentable area of the Improvements or have a rental rate that is less than $25.00 per square foot. Borrower shall provide to Lender a correct and complete copy of each Lease, including any exhibits, and any guaranty(ies) thereof, prior to execution unless the Lease meets the foregoing requirements for “deemed” approval by Lender. Borrower shall pay all reasonable costs incurred by Lender in reviewing and approving Leases and any guaranties thereof, and also in negotiating subordination agreements and subordination, nondisturbance and attornment agreements with tenants, including reasonable attorneys’ fees and costs.

                    4. Delivery of Leasing Information and Documents.

                    From time to time upon Lender’s request, Borrower shall promptly deliver to Lender (a) complete executed originals of each Lease, including any exhibits thereto and any guaranty(ies) thereof, (b) a complete rent roll of the Property in such detail as Lender may require, together with such operating statements and leasing schedules and reports as Lender may require, (c) any and all financial statements of the tenants, subtenants and any lease guarantors to the extent available to Borrower, (d) such other information regarding tenants and prospective tenants and other leasing information as Lender may request, and (e) such estoppel certificates, subordination agreements and/or subordination, nondisturbance and attornment agreements executed by such tenants, subtenants and guarantors, if any, in such forms as Lender may require.

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SCHEDULE 4

Swap Contracts

                    1. Swap Documentation. Within the timeframes required by Lender and Swap Counterparty, Borrower shall deliver to Swap Counterparty the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Lender and Swap Counterparty: (a) Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. and related schedule in the form agreed upon between Borrower (or its Affiliate) and Swap Counterparty; (b) a confirmation under the foregoing, if applicable; (c) the Guaranty; (d) if Borrower (or its Affiliate) is anything other than a natural person, evidence of due authorization to enter into transactions under the foregoing Swap Contract with Swap Counterparty, together with evidence of due authorization and execution of any Swap Contract; and such other title endorsements, documents, instruments and agreements as Lender and Swap Counterparty may require to evidence satisfaction of the conditions set forth in this Section 1 of Schedule 7, including a swap endorsement to Lender’s title policy in form and substance satisfactory to Lender.

                    2. Conveyance and Security Interest. To secure Borrower’s Obligations, Borrower hereby transfers, assigns and transfers to Lender, and grants to Lender a security interest in, all of Borrower’s right, title and interest, but not its obligations, duties or liabilities for any breach, in, under and to the Swap Contract, any and all amounts received by Borrower in connection therewith or to which Borrower is entitled thereunder, and all proceeds of the foregoing. All amounts payable to Borrower under the Swap Contract shall be paid to Lender and shall be applied to pay interest or other amounts under the Loan.

                    3. Cross-Default. It shall be an Event of Default under this Agreement if any Event of Default occurs as defined under any Swap Contract as to which Borrower (or its Affiliate) is the Defaulting Party, or if any Termination Event occurs under any Swap Contract as to which Borrower (or its Affiliate) is an Affected Party. As used in this Section, the terms “Defaulting Party,” “Termination Event” and “Affected Party” have the meanings ascribed to them in the Swap Contract.

                    4. Remedies; Cure Rights. In addition to any and all other remedies to which Lender and Swap Counterparty are entitled at law or in equity, Swap Counterparty shall have the right, to the extent so provided in any Swap Contract or any Master Agreement relating thereto, (a) to declare an event of default, termination event or other similar event thereunder and to designate an Early Termination Date as defined under the Master Agreement, and (b) to determine net termination amounts in accordance with the Swap Contract and to setoff amounts between Swap Contracts. Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower (or its Affiliate) such action as Lender may at any time determine to be necessary or advisable to cure any default under any Swap Contract or to protect the rights of Borrower (or its Affiliate) or Swap Counterparty thereunder; provided, however, that before the occurrence of an Event of Default under this Agreement, Lender shall give prior written notice to Borrower before taking any such action. For this purpose, Borrower hereby constitutes Lender its true and lawful attorney-in-fact with full power of substitution,

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which power of attorney is coupled with an interest and irrevocable, to exercise, at the election of Lender, any and all rights and remedies of Borrower (or its Affiliate) under the Swap Contract, including making any payments thereunder and consummating any transactions contemplated thereby, and to take any action that Lender may deem proper in order to collect, assert or enforce any claim, right or title, in and to the Swap Contract hereby assigned and conveyed, and generally to take any and all such action in relation thereto as Lender shall deem advisable. Lender shall not incur any liability if any action so taken by Lender or on its behalf shall prove to be inadequate or invalid. Borrower expressly understands and agrees that Lender is not hereby assuming any duties or obligations of Borrower (or its Affiliate) to make payments to Swap Counterparty under any Swap Contract or under any other Loan Document. Such payment duties and obligations remain the responsibility of Borrower (or its Affiliate) notwithstanding any language in this Agreement.

                    5. Timing of Interest Rate Periods. At all times when any Swap Contract is in effect, Borrower shall elect Interest Periods of one month in duration for all LIBOR Rate Principal. As used herein, the terms “Interest Period” and “LIBOR Rate Principal” have the meanings ascribed to them in the Note. Borrower shall time its rate elections under the Note so that each Interest Period for LIBOR Rate Principal ends on a day when a payment is due from either counterparty under any Swap Contract.

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SECTION:	004.00
BLOCK:	02.00
LOTS:	002.002 (formerly lot 002.001) and 002.003 (formerly lot 002.000)
COUNTY:	Suffolk
ADDRESS:	18-80 East Main Street (Lot 002.002)
10 Miller Place (Lot 002.003)

RD SMITHTOWN LLC,
a New York limited liability company
as Mortgagor

TO

BANK OF AMERICA, N.A.
as Mortgagee

MORTGAGE AND SECURITY AGREEMENT

Dated: As of June 30, 2011

RECORD AND RETURN TO:

Schiff Hardin LLP
666 Fifth Avenue, 17th Floor
New York, New York 10103
Attention: Paul G. Mackey, Esq.

MORTGAGE AND SECURITY AGREEMENT

          THIS MORTGAGE AND SECURITY AGREEMENT (this “Mortgage”) made the 30th day of June, 2011, by RD SMITHTOWN LLC, a New York limited liability company, having its office and principal place of business at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (hereinafter referred to as “Mortgagor” or “Borrower”), to BANK OF AMERICA, N.A., having an address at One Bryant Park, 35th Floor, New York, New York 10036 (hereinafter referred to as “Mortgagee”);

W I T N E S S E T H:

          To secure the payment of an indebtedness in the principal sum of One Hundred Thirty-Nine Thousand Two Hundred Three and 73/100 Dollars ($139,203.73), in lawful money of the United States of America, to be paid with interest (said indebtedness, interest and all other sums which may or shall become due hereunder being hereinafter collectively referred to as the “Debt”) according to a certain note dated the date hereof given by Mortgagor to Mortgagee (hereinafter referred to as the “Note”), Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the property described in Schedule A attached hereto (hereinafter referred to as the “Premises”);

          TOGETHER WITH all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises together with such property, rights, interests and estates being hereinafter collectively referred to as the “Mortgaged Property”):

          (a) (i) all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Premises (hereinafter referred to as the “Improvements”); and (ii) to the extent permitted by law, the name or names, if any, as may now or hereafter be used for each Improvement, and the goodwill associated therewith.

          (b) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises or the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Mortgagor of, in and to the Premises or the Improvements and every part and parcel thereof, with the appurtenances thereto;

(c) all machinery, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the land or related to the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Premises or the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises or the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Premises or the Improvements (hereinafter collectively called the “Equipment”), and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code), superior in lien to the lien of the Mortgage;

          (d) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Premises, the Improvements or the Equipment, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Premises, the Improvements or the Equipment;

          (e) all leases and other agreements affecting the use, enjoyment or occupancy of the Premises, the Improvements or the Equipment now or hereafter entered into (the “Leases”) and all oil and gas or other mineral royalties, bonuses and rents, issues and profits from the Premises, the Improvements or the Equipment (the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

          (f) all proceeds of and any unearned premiums on any insurance policies covering the Premises, the Improvements or the Equipment, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises, the Improvements or the Equipment;

          (g) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Premises, the Improvements or the Equipment and to commence any action or proceeding to protect the interest of Mortgagee in the Premises, the Improvements or the Equipment; and

          (h) all right, title and interest of every nature of the Mortgagor in all monies deposited or to be deposited in any funds or account maintained or deposited with Mortgagee, or its assigns, in connection herewith.

          TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever.

          PROVIDED, ALWAYS, and these presents are upon this express condition, if Mortgagor shall well and truly pay to Mortgagee the Debt at the time and in the manner provided in the

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Note and this Mortgage, then these presents and the estate hereby granted shall cease, determine and be void.

          AND Mortgagor covenants with and represents and warrants to Mortgagee as follows:

          1. Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided for its payment in the Note.

          2. Warranty of Title. Mortgagor warrants that Mortgagor has good, marketable and insurable title to the Mortgaged Property and has the full power, authority and right to execute, deliver and perform its obligations under this Mortgage and to deed, encumber, mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Mortgagor possesses a fee estate in the Premises and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except those which are approved by Mortgagee given by Mortgagor to Mortgagee covering the Mortgaged Property (the “Permitted Exceptions”) and that this Mortgage is and will remain a valid and enforceable first lien on and security interest in the Mortgaged Property, subject only to said exceptions. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

          3. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

          4. No Credits on Account of the Debt. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt.

          5. Documentary Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of any such state shall require revenue or other stamps to be affixed to the Note or this Mortgage, Mortgagor will pay for the same, with interest and penalties thereon, if any.

          6. Appointment of Receiver. Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

          7. Liability. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

          8. Construction. The terms of this Mortgage shall be governed by and construed in accordance with the laws of the State of New York.

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          9. Security Agreement. This Mortgage constitutes both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor, by executing and delivering this Mortgage, has granted to Mortgagee, as security for the Debt, a security interest in the Equipment. If Mortgagor shall default under the Note or this Mortgage, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise, immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code.

          10. Headings, etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          11. Filing of Mortgage, etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage and any security instrument with respect to the Mortgaged Property, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges (excluding Mortgagee’s income taxes) arising out of or in connection with the execution and delivery of this Mortgage or any security instrument with respect to the Mortgaged Property. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax (excluding Mortgagee’s income taxes) on the making and recording of this Mortgage.

          12. Marshalling. Mortgagor waives and releases any right to have the Mortgaged Property marshaled.

          13. Authority. Mortgagor (and the undersigned representative of Mortgagor) has full power, authority and legal right to execute this Mortgage and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor’s part to be performed.

          14. Inapplicable Provisions. If any term, covenant or condition of the Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

          15. No Oral Change. This Mortgage may only be modified or amended by an agreement in writing signed by Mortgagor and Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by Mortgagee.

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          16. Trust Fund. Pursuant to Section 13 of the Lien Law of New York, Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

          17. Commercial Property. This Agreement does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units.

[Remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage the day and year first above written.

MORTGAGOR:

RD SMITHTOWN LLC, a New York limited liability company

By	/s/ Robert Masters

Robert Masters
Senior Vice President

STATE OF NEW YORK	)
: ss.:
COUNTY OF WESTCHESTER	)

          On the 28th day of June in the year 2011, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

My Commission Expires:

4/20/14

Debra Leibler-Jones
Notary Public – State of New York
No. 01LE6005994
Qualified in Dutchess County
Comm. Exp. 04/20/2014

SCHEDULE A

Property Description

PARCEL A-1:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point on the south side of Main Street, distant 590 feet easterly from the corner formed by the intersection of the southerly side of Main Street with the easterly side of Lawrence Avenue, being the point of intersection of the southerly side of Main Street and the center line of Miller Place;

RUNNING THENCE along the southerly side of Main Street north 72 degrees 28 minutes 50 seconds east 93.95 feet;

THENCE still along the southerly side of Main Street north 77 degrees 55 minutes 30 seconds east 96.05 feet to the land now or formerly of Evelyn W. Miller;

THENCE along the land now or formerly of Evelyn W. Miller south 17 degrees 31 minutes 10 seconds east 147.9 feet to the center line of a road;

THENCE along the center line of said road and the extension thereof westerly, north 86 degrees 39 minutes 30 seconds west 202.87 feet to a point in the center line of Miller Place;

THENCE along the center line of Miller Place north 17 degrees 31 minutes 10 seconds west 84.76 feet to the southerly side of Main Street at the point or place of BEGINNING.

PARCEL A-2:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point formed by the intersection of the southerly side of Main Street with the easterly side of Lawrence Avenue;

RUNNING THENCE easterly along the southerly side of Main Street north 72 degrees 28 minutes 50 seconds east 228.66 feet to a point;

THENCE south 17 degrees 31 minutes 10 seconds east 373.78 feet along other land of Smithtown Center, Inc. to land of the Union Free School District No. 1;

THENCE south 72 degrees 28 minutes 50 seconds west 371.10 feet along said land of the Union Free School District No. 1 to a point on the easterly side of Lawrence Avenue;

THENCE north 3 degrees 20 minutes 30 seconds east 400 feet along the easterly side of Lawrence Avenue to the point or place of BEGINNING.

PARCEL A-3:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point on the south side of Main Street distant 228.66 feet easterly as measured along the south side of Main Street from the corner formed by the intersection of the south side of Main Street with the east side of Lawrence Avenue from said point of beginning;

RUNNING THENCE north 72 degrees 28 minutes 50 seconds east along the south side of Main Street 361.34 feet to the center line of Miller Place;

THENCE along the center line of Miller Place the following two courses and distances:

South 17 degrees 31 minutes 10 seconds east 175.16 feet; and
South 3 degrees 20 minutes 30 seconds west 221.82 feet;

THENCE north 87 degrees 14 minutes 55 seconds west a distance of 25 feet to a point in the westerly line of Miller Place;

THENCE south 72 degrees 28 minutes 50 seconds west along land of Union Free School District No. 1, 258.90 feet to land of Smithtown Center Inc.;

THENCE along last-mentioned land north 17 degrees 31 minutes 10 seconds west along last-mentioned land 373.78 feet to the point or place of BEGINNING.

PARCEL B:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

COMMENCING at a point on the southerly side of Main Street, distant 590 feet easterly from the corner formed by the intersection of the easterly side of Lawrence Avenue with the southerly side of Main Street;

RUNNING THENCE south 17 degrees 31 minutes 10 seconds east 84.76 feet to the point of beginning;

THENCE from said point of beginning south 86 degrees 39 minutes 30 seconds east 202.87 feet to land of Evelyn W. Miller;

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THENCE along said land the following four courses and distances:

South 17 degrees 31 minutes 10 seconds east 152.10 feet;
South 72 degrees 28 minutes 50 seconds west 67.96 feet;
South 4 degrees 45 minutes 20 seconds east 338.82 feet;
North 87 degrees 50 minutes 20 seconds west 230 feet to land of Union Free School District No. 1;

THENCE along said land north 2 degrees 09 minutes 40 seconds east 200 feet;

THENCE south 87 degrees 14 minutes 55 seconds east 25 feet;

THENCE north 3 degrees 20 minutes 30 seconds east 221.82 feet;

THENCE north 17 degrees 31 minutes 10 seconds west 90.40 feet to the point or place of BEGINNING.

BLANKET DESCRIPTION

FOR INFORMATION MAY BE USED FOR CONVEYANCING:

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point formed by the intersection of the southerly side of Main Street with the easterly side of Lawrence Avenue;

RUNNING THENCE easterly along the southerly side of Main Street, north 72 degrees 28 minutes 50 seconds east, 683.95 feet to a point;

THENCE still along the southerly side of Main Street, north 77 degrees 55 minutes 30 seconds east, 96.05 feet; and

THENCE south 17 degrees 31 minutes 10 seconds east, 300.00 feet;

THENCE south 72 degrees 28 minutes 50 seconds west, 67.96 feet;

THENCE south 4 degrees 45 minutes 20 seconds east, 338.82 feet;

THENCE north 87 degrees 50 minutes 20 seconds west, 230.00 feet;

THENCE north 2 degrees 9 minutes 40 seconds east, 200.00 feet;

THENCE south 72 degrees 28 minutes 50 seconds west, 630.00 feet to the easterly side of Lawrence Avenue;

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THENCE along the easterly side of Lawrence Avenue, north 3 degrees 20 minutes 30 seconds east, 400.00 feet to the point or place of BEGINNING.

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SECTION:	004.00
BLOCK:	02.00
LOTS:	002.002 (formerly lot 002.001) and 002.003 (formerly lot 002.000)
COUNTY:	Suffolk
ADDRESS:	18-80 East Main Street (Lot 002.002)
10 Miller Place (Lot 002.003)

As of June 30, 2011

MORTGAGE CONSOLIDATION AND MODIFICATION AGREEMENT

by and between

RD SMITHTOWN LLC,
as Mortgagor

and

BANK OF AMERICA, N.A.,
a national banking association,
as Mortgagee

This instrument prepared by, and after recording please return to:

Schiff Hardin LLP
666 Fifth Avenue, 17th Floor
New York, New York 10103
Attention: Paul G. Mackey, Esq.

MORTGAGE CONSOLIDATION AND MODIFICATION AGREEMENT

                    MORTGAGE CONSOLIDATION AND MODIFICATION AGREEMENT (this “Agreement”) made as of the 30th day of June, 2011 by and between BANK OF AMERICA, N.A., having an office at One Bryant Park, 35th Floor, New York, New York 10036 (“Mortgagee”), and P/A-RD SMITHTOWN LLC, a New York limited liability company having an address c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (“Mortgagor”).

W I T N E S S E T H :

                    WHEREAS, Mortgagee is the successor by merger to Fleet National Bank and is now the lawful owner and holder of the mortgages (collectively, the “Mortgage”) more particularly described in Exhibit A attached hereto and made a part hereof, and of the notes (collectively, the “Note”) and other obligations secured thereby;

                    WHEREAS, the maximum outstanding principal amount which is or under any contingency may be secured by the Mortgage is $9,360,000 (the “Indebtedness”), plus interest thereon and all additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default thereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the note(s) secured thereby or of the defense or prosecution of the rights and lien created thereby;

                    WHEREAS, the Mortgage is presently a valid lien on all of the real property described in Schedule A attached hereto and made a part hereof (the “Premises”);

                    WHEREAS, Mortgagor is the lawful owner of the Premises; and

                    WHEREAS, Mortgagee and Mortgagor have agreed to consolidate, modify, amend and restated the Mortgage as a single first lien on the entire Premises and to modify the terms of the Mortgage in the manner hereinafter set forth;

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

                    1. Mortgagor hereby assumes the payment and performance of all obligations, conditions and covenants under, and agrees to be bound by all of the terms of, the Mortgage, as herein modified. The lien of the Mortgage is hereby consolidated and modified to encumber all of the “Mortgaged Property” (as such term is defined in the Mortgage, as modified hereby), so that together they shall hereafter constitute in law but one first mortgage, a valid and enforceable single lien upon the Premises, securing the Indebtedness, together with interest accrued and to accrue thereon and all other sums secured thereby.

                    2. Mortgagor hereby assumes and agrees to pay the Indebtedness and interest thereon at the rate(s) of interest and on the terms provided for the payment of principal and interest in the Note, as consolidated and modified by that certain note consolidation and modification agreement, dated the date hereof, between Mortgagee and Mortgagor (the “Note Agreement”).

                    3. The Mortgage is hereby consolidated, amended and restated in its entirety by Exhibit B attached hereto and made a part hereof including any exculpatory provisions contained in said Exhibit B, and Mortgagor hereby agrees to comply with and be bound by all of the terms, covenants and conditions set forth in said Exhibit B.

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                    4. Mortgagor hereby certifies that this Agreement secures the same indebtedness evidenced by the Note, as consolidated and modified by the Note Agreement, and secured by the Mortgage, as consolidated and modified hereby, and secures no new or further indebtedness or obligation.

                    5. Mortgagor represents and warrants that there exist no defenses, offsets or counterclaims with respect to its obligations under the Mortgage, as consolidated and modified hereby, or under the Note, as consolidated and modified by the Note Agreement, including its obligation for the payment of the Indebtedness.

                    6. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

                    7. This Agreement and the rights and obligations of the parties hereto shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York’s choice of law principles).

                    8. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

                    9. The information set forth on the cover hereof is incorporated herein.

[Remainder of page intentionally left blank.]

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                    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto as of the day and year first above written.

BANK OF AMERICA, N.A.

By	/s/ Gregory Egli

Gregory Egli
Senior Vice President

RD SMITHTOWN LLC, a New York limited liability company

By	/s/ Robert Masters

Robert Masters
Senior Vice President

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

                    On the 29th day of June in the year 2011, before me, the undersigned, a notary public in and for said state, personally appeared Gregory Egli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Pascale Andre

Notary Public
My Commission Expires:

Jan. 25, 2015

Pascale Andre
Notary Public – State of New York
No. 01AN6018911
Qualified in Nassau County
My Commission Expires January 25, 2015

STATE OF NEW YORK	)
: ss.:
COUNTY OF WESTCHESTER	)

                    On the 28th day of June in the year 2011, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public
My Commission Expires:

4/20/14

Debra Leibler-Jones
Notary Public – State of New York
No. 01LE6005994
Qualified in Dutchess County
Comm. Exp. 04/20/2014

SCHEDULE A

Property Description

PARCEL A-1:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point on the south side of Main Street, distant 590 feet easterly from the corner formed by the intersection of the southerly side of Main Street with the easterly side of Lawrence Avenue, being the point of intersection of the southerly side of Main Street and the center line of Miller Place;

RUNNING THENCE along the southerly side of Main Street north 72 degrees 28 minutes 50 seconds east 93.95 feet;

THENCE still along the southerly side of Main Street north 77 degrees 55 minutes 30 seconds east 96.05 feet to the land now or formerly of Evelyn W. Miller;

THENCE along the land now or formerly of Evelyn W. Miller south 17 degrees 31 minutes 10 seconds east 147.9 feet to the center line of a road;

THENCE along the center line of said road and the extension thereof westerly, north 86 degrees 39 minutes 30 seconds west 202.87 feet to a point in the center line of Miller Place;

THENCE along the center line of Miller Place north 17 degrees 31 minutes 10 seconds west 84.76 feet to the southerly side of Main Street at the point or place of BEGINNING.

PARCEL A-2:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point formed by the intersection of the southerly side of Main Street with the easterly side of Lawrence Avenue;

RUNNING THENCE easterly along the southerly side of Main Street north 72 degrees 28 minutes 50 seconds east 228.66 feet to a point;

THENCE south 17 degrees 31 minutes 10 seconds east 373.78 feet along other land of Smithtown Center, Inc. to land of the Union Free School District No. 1;

THENCE south 72 degrees 28 minutes 50 seconds west 371.10 feet along said land of the Union Free School District No. 1 to a point on the easterly side of Lawrence Avenue;

THENCE north 3 degrees 20 minutes 30 seconds east 400 feet along the easterly side of Lawrence Avenue to the point or place of BEGINNING.

PARCEL A-3:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point on the south side of Main Street distant 228.66 feet easterly as measured along the south side of Main Street from the corner formed by the intersection of the south side of Main Street with the east side of Lawrence Avenue from said point of beginning;

RUNNING THENCE north 72 degrees 28 minutes 50 seconds east along the south side of Main Street 361.34 feet to the center line of Miller Place;

THENCE along the center line of Miller Place the following two courses and distances:

South 17 degrees 31 minutes 10 seconds east 175.16 feet; and
South 3 degrees 20 minutes 30 seconds west 221.82 feet;

THENCE north 87 degrees 14 minutes 55 seconds west a distance of 25 feet to a point in the westerly line of Miller Place;

THENCE south 72 degrees 28 minutes 50 seconds west along land of Union Free School District No. 1, 258.90 feet to land of Smithtown Center Inc.;

THENCE along last-mentioned land north 17 degrees 31 minutes 10 seconds west along last-mentioned land 373.78 feet to the point or place of BEGINNING.

PARCEL B:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

COMMENCING at a point on the southerly side of Main Street, distant 590 feet easterly from the corner formed by the intersection of the easterly side of Lawrence Avenue with the southerly side of Main Street;

RUNNING THENCE south 17 degrees 31 minutes 10 seconds east 84.76 feet to the point of beginning;

THENCE from said point of beginning south 86 degrees 39 minutes 30 seconds east 202.87 feet to land of Evelyn W. Miller;

2

THENCE along said land the following four courses and distances:

South 17 degrees 31 minutes 10 seconds east 152.10 feet;
South 72 degrees 28 minutes 50 seconds west 67.96 feet;
South 4 degrees 45 minutes 20 seconds east 338.82 feet;
North 87 degrees 50 minutes 20 seconds west 230 feet to land of Union Free School District No. 1;

THENCE along said land north 2 degrees 09 minutes 40 seconds east 200 feet;

THENCE south 87 degrees 14 minutes 55 seconds east 25 feet;

THENCE north 3 degrees 20 minutes 30 seconds east 221.82 feet;

THENCE north 17 degrees 31 minutes 10 seconds west 90.40 feet to the point or place of BEGINNING.

BLANKET DESCRIPTION

FOR INFORMATION MAY BE USED FOR CONVEYANCING:

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point formed by the intersection of the southerly side of Main Street with the easterly side of Lawrence Avenue;

RUNNING THENCE easterly along the southerly side of Main Street, north 72 degrees 28 minutes 50 seconds east, 683.95 feet to a point;

THENCE still along the southerly side of Main Street, north 77 degrees 55 minutes 30 seconds east, 96.05 feet; and

THENCE south 17 degrees 31 minutes 10 seconds east, 300.00 feet;

THENCE south 72 degrees 28 minutes 50 seconds west, 67.96 feet;

THENCE south 4 degrees 45 minutes 20 seconds east, 338.82 feet;

THENCE north 87 degrees 50 minutes 20 seconds west, 230.00 feet;

THENCE north 2 degrees 9 minutes 40 seconds east, 200.00 feet;

THENCE south 72 degrees 28 minutes 50 seconds west, 630.00 feet to the easterly side of Lawrence Avenue;

3

THENCE along the easterly side of Lawrence Avenue, north 3 degrees 20 minutes 30 seconds east, 400.00 feet to the point or place of BEGINNING.

4

EXHIBIT A

Mortgage

(All recording references are to the Office of the County Clerk of Suffolk County, NY)

1.

Mortgage dated May 22, 1997 made by RD Smithtown LLC to Fleet Bank, National Association to secure the principal sum of $7,100,000 and recorded on June 2, 1997 in Liber 19204, page 560. (Principal amount currently outstanding: $5,541,642.43)

2.	Mortgage dated May 22, 1997 made by RD Smithtown LLC to Fleet Bank, National Association to secure the principal sum of $1,000,000 and recorded on June 2, 1997 in Liber 19204, page 561.

Mortgage dated as of February 19, 1998 made by RD Smithtown LLC to Fleet Bank, National Association to secure the principal sum of $1,500,000 and recorded on March 9, 1998 in Liber 19308, page 495. Consolidated by its terms with the aforesaid mortgage recorded in Liber 19204, page 561 to form a single lien of $2,500,000. (Principal amount currently outstanding: $2,192,082.88)

3.

Mortgage dated May 31, 2002 made by RD Smithtown LLC to Fleet National Bank to secure the principal sum of $1,439,437 and recorded on June 12, 2002 in Liber 20015, page 518. (Principal amount currently outstanding: $97,152.36)

4.

Mortgage dated June 30, 2004 made by RD Smithtown LLC to Fleet National Bank to secure the principal sum of $1,840,497.61 and recorded on July 15, 2004 in Liber 20796, page 519. (Principal amount currently outstanding: $1,389,918.60)

5.	Mortgage dated as of the date hereof by RD Smithtown LLC to Bank of America, N.A. to secure the principal sum of $139,203.73 and to be recorded in contemporaneously herewith.

Bank of America, N.A. is the successor by merger to Fleet National Bank.

EXHIBIT B

Form of Amended and Restated Consolidated Mortgage

[Attached]

EXHIBIT B

SECTION:	004.00
BLOCK:	02.00
LOTS:	002.002 (formerly lot 002.001) and 002.003 (formerly lot 002.000)
COUNTY:	Suffolk
ADDRESS:	18-80 East Main Street (Lot 002.002)
10 Miller Place (Lot 002.003)

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT

by

RD SMITHTOWN LLC,
a New York limited liability company,
as Mortgagor,

to and in favor of

BANK OF AMERICA, N.A.,
a national banking association
as Mortgagee

Record and Return to:
Schiff Hardin LLP
666 Fifth Avenue, 17th Floor
New York, New York 10103
Attention:      Paul G. Mackey, Esq.

                    This MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, this “Mortgage”) is made as of the 30th day of June, 2011, by RD SMITHTOWN LLC, a New York limited liability company (herein referred to as “Mortgagor”), whose address is c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 to BANK OF AMERICA, N.A., a national banking association (“Mortgagee”), whose address is One Bryant Park, 35th Floor, New York, New York 10036.

RECITALS

                    WHEREAS, Mortgagor has requested that Mortgagee make the Loan (as hereinafter defined) to Mortgagor. As a condition precedent to making the Loan, Mortgagee has required that Mortgagor execute and deliver this Mortgage to Mortgagee.

Grants and Agreements

                    NOW, THEREFORE, for good and valuable consideration and in order to induce Mortgagee to make the Loan to Mortgagor, Mortgagor agrees as follows:

ARTICLE I
DEFINITIONS

                    As used in this Mortgage, the terms defined in the Preamble hereto shall have the respective meanings specified therein, and the following additional terms shall have the meanings specified:

                    “Accessories” means all fixtures, fittings, apparatus, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies and other articles of personal property and replacements thereof, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Mortgagor, which are now or hereafter attached to, affixed to, placed upon or situated in, on or about the Land or Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or Improvements, and all Additions to the foregoing, all of which are hereby declared to be permanent accessions to the Land.

                    “Accounts” means all accounts of Mortgagor within the meaning of the Uniform Commercial Code of the State, derived from or arising out of the use, occupancy or enjoyment of the Property or for services rendered therein or thereon.

                    “Additions” means any and all alterations, additions, accessions and improvements to property, substitutions therefor, and renewals and replacements thereof.

                    “Claim” means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including fees, costs and expenses of attorneys, consultants, contractors and experts.

                    “Condemnation” means any taking of title to, use of, or any other interest in the Property under the exercise of the power of condemnation or eminent domain, whether temporarily or permanently, by any Governmental Authority or by any other Person acting under or for the benefit of a Governmental Authority.

                    “Condemnation Awards” means any and all judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.

                    “Contract of Sale” means any contract for the sale of all or any part of the Property or any interest therein, whether now in existence or hereafter executed.

                    “Default” means an event or circumstance which, with the giving of Notice or lapse of time, or both, would constitute an Event of Default under the provisions of this Mortgage.

                    “Design and Construction Documents” means, collectively, (a) all contracts for services to be rendered, work to be performed or materials to be supplied in the development of the Land or the construction or repair of Improvements, including all agreements with architects, engineers or contractors for such services, work or materials; (b) all plans, drawings and specifications for the development of the Land or the construction or repair of Improvements; (c) all permits, licenses, variances and other rights or approvals issued by or obtained from any Governmental Authority or other Person in connection with the development of the Land or the construction or repair of Improvements; and (d) all amendments of or supplements to any of the foregoing.

                    “Dispute” means any controversy, claim or dispute between or among the parties to this Mortgage, including any such controversy, claim or dispute arising out of or relating to (a) this Mortgage, (b) any other Loan Document, (c) any related agreements or instruments, or (d) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).

                    “Encumbrance” means any Lien, easement, right of way, roadway (public or private), condominium declaration, condition, covenant or restriction (including any conditions, covenants or restrictions in connection with any condominium development or cooperative housing development), Lease or other matter of any nature that would affect title to the Property.

                    “Environmental Agreement” means the Environmental Indemnification and Release Agreement of even date herewith by and among Mortgagor, Guarantor and Mortgagee pertaining to the Property, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                    “Event of Default” means an event or circumstance specified in Article VI and the continuance of such event or circumstance beyond the applicable grace and/or cure periods therefor, if any, set forth in Article VI.

                    “Expenses” means all reasonable fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by Mortgagee in making, funding, administering or modifying the Loan, in negotiating or entering into any “workout” of the Loan, or in exercising or enforcing any rights, powers and remedies provided in this Mortgage or any of the other Loan Documents, including attorneys’ fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

                    “Governmental Authority” means any governmental or quasi-governmental entity, including any court, department, commission, board, bureau, agency, administration, service, district or other instrumentality of any governmental entity.

                    “Guarantor” means Acadia Realty Limited Partnership, a Delaware limited partnership, and its successors and assigns.

                    “Guaranty” means the Guaranty Agreement of even date herewith executed by Guarantor for the benefit of Mortgagee, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                    “Improvements” means all buildings, structures and replacements thereof and other improvements now or hereafter existing, erected or placed on the Land, including all plant, equipment, apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures and/or buildings together with any on-site improvements and off-site improvements in any way used or to be used in connection with the use, enjoyment, occupancy or operation of the Land.

                    “Insurance Proceeds” means the insurance claims under and the proceeds of any and all policies of insurance covering the Property or any part thereof, including all returned and unearned premiums with respect to any insurance relating to such Property, in each case whether now or hereafter existing or arising.

                    “Land” means the real property described in Exhibit A attached hereto and made a part hereof.

                    “Laws” means all federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction as may be in effect from time to time.

                    “Leases” means all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Property or any part thereof, together with all options therefor, amendments thereto and renewals, modifications and guaranties thereof, including any cash or security deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or security is to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due thereunder.

                    “Lien” means any mortgage, deed of trust, pledge, security interest, assignment, judgment, lien or charge of any kind, including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

                    “Loan” means the loan from Mortgagee to Mortgagor, the repayment obligations in connection with which are evidenced by the Note.

                    “Loan Agreement” means the Term Loan Agreement of even date herewith between Mortgagor and Mortgagee which sets forth, among other things, the terms and conditions upon which the proceeds of the Loan will be disbursed, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                    “Loan Documents” means this Mortgage, the Note, the Guaranty, the Environmental Agreement, the Loan Agreement, any Swap Contract, any assignment of management agreement and any and all other documents which Mortgagor, Guarantor or any other party or parties have executed and delivered, or may hereafter execute and deliver, to evidence, secure or guarantee the Obligations, or any part thereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                    “Note” means the Note of even date herewith in the original principal amount of $9,360,000 made by Mortgagor to the order of Mortgagee pursuant to that certain Note Consolidation and Modification Agreement dated as of the date hereof between Borrower and Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                    “Notice” means a notice, request, consent, demand or other communication given in accordance with the provisions of Section 9.8 of this Mortgage.

                    “Obligations” means all present and future debts, advances, obligations and liabilities of Mortgagor to Mortgagee arising pursuant to, and/or on account of, the provisions of this Mortgage, the Note or any of the other Loan Documents, including the obligations: (a) to pay all principal, interest, late charges, prepayment premiums (if any) and other amounts due at any time under the Note; (b) to pay all Expenses, indemnification payments, fees and other amounts due at any time under this Mortgage or any of the other Loan Documents, together with interest thereon as herein or therein provided; (c) to pay and perform all obligations of Mortgagor under any Swap Contract; (d) to perform, observe and comply with all of the other terms, covenants and conditions, expressed or implied, which Mortgagor is required to perform, observe or comply with pursuant to this Mortgage or any of the other Loan Documents; and (e) to pay and perform all future advances and other obligations that Mortgagor or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Mortgagee, when a writing evidences the parties’ agreement that the advance or obligation be secured by this Mortgage.

                    “Permitted Encumbrances” means (a) any matters set forth in any policy of title insurance issued to Mortgagee and insuring Mortgagee’s interest in the Property which are acceptable to Mortgagee as of the date hereof, (b) the Liens and interests of this Mortgage, and (c) any other Encumbrance that Mortgagee shall expressly approve in writing in its sole and absolute discretion.

                    “Person” means an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, any Governmental Authority or any other entity.

                    “Personalty” means all personal property of any kind or nature whatsoever, whether tangible or intangible and whether now owned or hereafter acquired, in which Mortgagor now has or hereafter acquires an interest and which is used in the construction of, or is placed upon, or is derived from or used in connection with the maintenance, use, occupancy or enjoyment of, the Property, including (a) the Accessories; (b) the Accounts; (c) all franchise, license, management or other agreements with respect to the operation of the Real Property or the business conducted therein (provided all of such agreements shall be subordinate to this Mortgage, and Mortgagee shall have no responsibility for the performance of Mortgagor’s obligations thereunder) and all general intangibles (including payment intangibles, trademarks, trade names, goodwill, software and symbols) related to the Real Property or the operation thereof; (d) all sewer and water taps, appurtenant water stock or water rights, allocations and agreements for utilities, bonds, letters of credit, letter of credit rights, permits, certificates, licenses, guaranties, warranties, causes of action, judgments, Claims, profits, security deposits, utility deposits, deposits or escrows for taxes, insurance or other matters, and all rebates or refunds of fees, Taxes, assessments, charges or deposits paid to any Governmental Authority related to the Real Property or the operation thereof; (e) all of Mortgagor’s rights and interests under all Swap Contracts, including all rights to the payment of money from Mortgagee (or its affiliate) under any Swap Contract and all accounts, deposit accounts and general intangibles, including payment intangibles, described in any Swap Contract; (f) all insurance policies held by Mortgagor with respect to the Property or Mortgagor’s operation thereof; and (g) all money, instruments, chattel paper, or mortgages and documents (whether tangible or electronic) arising from or by virtue of any transactions related to the Property, and all deposits and deposit accounts of Mortgagor with Mortgagee related to the Property, including any such deposit account from which Mortgagor may from time to time authorize Mortgagee to debit and/or credit payments due with respect to the Loan; together with all Additions to and Proceeds of all of the foregoing.

                    “Proceeds”, when used with respect to any of the Property, means all proceeds of such Property, including all Insurance Proceeds and all other proceeds within the meaning of that term as defined in the Uniform Commercial Code of the State.

                    “Property” means the Real Property and the Personalty and all other rights, interests and benefits of every kind and character which Mortgagor now has or hereafter acquires in, to or for the benefit of the Real Property and/or the Personalty and all other property and rights used or useful in connection therewith, including all Leases, all Rents, all Condemnation Awards, all Proceeds, and all of Mortgagor’s right, title and interest in and to all Design and Construction Documents, all Contracts of Sale and all Refinancing Commitments.

                    “Property Assessments” means all Taxes, payments in lieu of taxes, water rents, sewer rents, assessments, condominium and owner’s association assessments and charges, maintenance charges and other governmental or municipal or public or private dues, charges and levies and any Liens (including federal tax liens) which are or may be levied, imposed or assessed upon the Property or any part thereof, or upon any Leases or any Rents, whether levied directly or indirectly or as excise taxes, as income taxes, or otherwise.

                    “Real Property” means the Land and Improvements, together with (a) all estates, title interests, title reversion rights, remainders, increases, issues, profits, rights of way or uses, additions, accretions, servitudes, strips, gaps, gores, liberties, privileges, water rights, water courses, alleys, passages, ways, vaults, licenses, tenements, franchises, hereditaments, royalties and appurtenances, air space, easements, rights-of-way, rights of ingress or egress, parking rights, timber, crops, mineral interests and other rights, now or hereafter owned by Mortgagor and belonging or appertaining to the Land or Improvements; (b) all Claims whatsoever of Mortgagor with respect to the Land or Improvements, either in law or in equity, in possession or in expectancy; (c) all estate, right, title and interest of Mortgagor in and to all streets, roads and public places, opened or proposed, now or hereafter adjoining or appertaining to the Land or Improvements; and (d) all options to purchase the Land or Improvements, or any portion thereof or interest therein, and any greater estate in the Land or Improvements, and all Additions to and Proceeds of the foregoing.

                    “Refinancing Commitment” means any commitment from or other agreement with any Person providing for the financing of the Property, some or all of the proceeds of which are intended to be used for the repayment of all or a portion of the Loan.

                    “Rents” means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of the Property, or arising from the use or enjoyment of the Property, including all such amounts paid under or arising from any of the Leases and all fees, charges, accounts or other payments for the use or occupancy of rooms or other public facilities within the Real Property.

                    “State” means the state in which the Land is located.

                    “Swap Contract” means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into prior to the date hereof or any time after the date hereof, between Swap Counterparty and Mortgagor (or its Affiliate (as defined in the Loan Agreement)), together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.

                    “Swap Counterparty” means Lender or an Affiliate of Lender, in its capacity as counterparty under any Swap Contract.

                    “Swap Transaction” means any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, collar transaction, floor transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction (including any option to enter into the foregoing) or any combination of the foregoing, entered into prior to the date hereof or anytime after the date hereof between Swap Counterparty and Mortgagor (or its Affiliate) so long as a writing, such as a Swap Contract, evidences the parties’ intent that such obligations shall be secured by this Mortgage or in connection with (i) the Loan, (ii) any other loans or credit facilities between Mortgagee or its Affiliate (as defined in the Loan Agreement) and Mortgagor, or (iii) any loans or credit facilities between Mortgagor and any other lender.

                    “Taxes” means all taxes and assessments, whether general or special, ordinary or extraordinary, or foreseen or unforeseen, which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority or any community facilities or other private district on Mortgagor or on any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

                    “Transfer” means any direct or indirect sale, assignment, conveyance or transfer, including any Contract of Sale and any other contract or agreement to sell, assign, convey or transfer, in whole or in part, whether made voluntarily or by operation of Law or otherwise, and whether made with or without consideration.

ARTICLE II
GRANTING CLAUSES; CONDITION OF GRANT

                    Section 2.1. Conveyances and Security Interests.

                    In order to secure the prompt payment and performance of the Obligations, Mortgagor does hereby IRREVOCABLY GRANT, GIVE, BARGAIN, SELL, WARRANT, ALIEN, REMISE, RELEASE, CONVEY, MORTGAGE, TRANSFER, ASSIGN, CONFIRM, HYPOTHECATE, DEPOSIT, PLEDGE, CREATE A SECURITY INTEREST IN and SET OVER to Mortgagee, in fee simple, all of Mortgagor’s present and future estate, right, title and interest in and to the following described property, whether such property is now or hereafter in existence to: (a) the Property TO HAVE AND TO HOLD the Real Property, with all rights, appurtenances, and privileges thereunto belonging, unto the Mortgagee, Mortgagee’s successors and assigns forever; (b) a security interest in the Personalty; (c) a security interest in, all Condemnation Awards and all Insurance Proceeds and to refunds, credits and abatements of real estate taxes; (d) a security interest in, all of Mortgagor’s right, title and interest in, but not any of Mortgagor’s obligations or liabilities under, all Design and Construction Documents, all Contracts of Sale and all Refinancing Commitments; and (e) all of Mortgagor’s rights under Section 365 of the Bankruptcy Code. All Persons who may have or acquire an interest in all or any part of the Property will be deemed to have notice of, and will be bound by, the terms of the Obligations and each other agreement or Mortgage made or entered into in connection with each of the Obligations. Such terms include any provisions in the Note, the Loan Agreement or any Swap Contract which provide that the interest rate on one or more of the Obligations may vary from time to time.

                    Section 2.2. Absolute Assignment of Leases and Rents.

                    In consideration of the making of the Loan by Mortgagee to Mortgagor, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor irrevocably, presently, absolutely, unconditionally and not merely as additional security for the payment and performance of the indebtedness secured hereby, assigns, sells, sets over and delivers the Leases and Rents to Mortgagee. This assignment is, and is intended to be, an unconditional, absolute and present assignment from Mortgagor to Mortgagee of all of Mortgagor’s right, title and interest in and to the Leases and the Rents and not an assignment in the nature of a pledge of the Leases and Rents or the mere grant of a security interest therein. So long as no Event of Default shall exist, however, and so long as Mortgagor is not in default in the performance of any obligation, covenant or agreement contained in the Leases, Mortgagor shall have a license (which license shall terminate automatically and without notice upon the occurrence of an Event of Default by Mortgagor under the Leases) to collect, but not prior to accrual, all Rents. Mortgagor agrees to collect and hold all Rents in trust for Mortgagee and to use the Rents for the payment of the cost of operating and maintaining the Property and for the payment of the other Obligations before using the Rents for any other purpose.

                    Section 2.3. Security Agreement, Fixture Filing and Financing Statement.

                    This Mortgage creates a security interest in the Personalty, and, to the extent the Personalty is not real property, this Mortgage constitutes a security agreement from Mortgagor to Mortgagee under the Uniform Commercial Code of the State. In addition to all of its other rights under this Mortgage and otherwise, Mortgagee shall have all of the rights of a secured party under the Uniform Commercial Code of the State, as in effect from time to time, or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable Law. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including such fixtures) is situated. This Mortgage shall also be effective as a financing statement with respect to any other Property as to which a security interest may be perfected by the filing of a financing statement and may be filed as such in any appropriate filing or recording office. The respective mailing addresses of Mortgagor and Mortgagee are set forth in the opening paragraph of this Mortgage. A carbon, photographic or other reproduction of this Mortgage or any other financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section. Mortgagor hereby irrevocably authorizes Mortgagee at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable Law, reasonably required by Mortgagee to establish or maintain the validity, perfection and priority of the security interests granted in this Mortgage. The foregoing authorization includes Mortgagor’s irrevocable authorization for Mortgagee at any time and from time to time to file any initial financing statements and amendments thereto that indicate the Personalty (a) as “all assets” of Mortgagor or words of similar effect, regardless of whether any particular asset comprised in the Personalty falls within the scope of the Uniform Commercial Code of the State or the jurisdiction where the initial financing statement or amendment is filed, or (b) as being of an equal or lesser scope or with greater detail.

                    Section 2.4. Release of Mortgage and Termination of Assignments and Financing Statements.

                    If and when Mortgagor has paid and performed all of the Obligations, and no further advances are to be made under the Loan Agreement, Mortgagee will provide a release of the Property from the lien of this Mortgage and termination statements for filed financing statements, if any, to Mortgagor. Mortgagor shall be responsible for the recordation of such release and the payment of any recording and filing costs. Upon the recording of such release and the filing of such termination statements, the absolute assignments set forth in Section 2.2 shall automatically terminate and become null and void.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

                    Mortgagor makes the following representations and warranties to Mortgagee:

                    Section 3.1. Title to Real Property.

                    Mortgagor (a) owns good and marketable fee simple title to the Real Property, (b) owns all of the beneficial and equitable interest in and to the Real Property, and (c) is lawfully seized and possessed of the Real Property and Personalty. Mortgagor has the right and authority to mortgage and convey the Real Property and does hereby mortgage and convey the Real Property to Mortgagee. The Real Property and Personalty is subject to no Encumbrances other than the Permitted Encumbrances.

                    Section 3.2. Title to Other Property.

                    Mortgagor has good title to the Personalty, and the Personalty is not subject to any Encumbrance other than the Permitted Encumbrances. None of the Leases, Rents, Design and Construction Documents, Contracts of Sale or Refinancing Commitments are subject to any Encumbrance other than the Permitted Encumbrances.

                    Section 3.3. Property Assessments.

                    The Real Property is assessed for purposes of Property Assessments as a separate and distinct parcel from any other property, such that the Real Property shall never become subject to the Lien of any Property Assessments levied or assessed against any property other than the Real Property.

                    Section 3.4. Independence of the Real Property.

                    No buildings or other improvements on property not covered by this Mortgage rely on the Real Property or any interest therein to fulfill any requirement of any Governmental Authority for the existence of such property, building or improvements; and none of the Real Property relies, or will rely, on any property not covered by this Mortgage or any interest therein to fulfill any requirement of any Governmental Authority. The Real Property has been properly subdivided from all other property in accordance with the requirements of any applicable Governmental Authorities.

                    Section 3.5. Existing Improvements.

                    The existing Improvements, if any, were constructed, and are being used and maintained, in accordance with all applicable Laws, including zoning Laws.

                    Section 3.6. Leases and Tenants.

                    The Leases are valid and are in full force and effect, and Mortgagor is not in default under any of the terms thereof. Except as expressly permitted in the Loan Agreement, Mortgagor has not accepted any Rents in advance of the time the same became due under the Leases and has not forgiven, compromised or discounted any of the Rents. Mortgagor has title to and the right to assign the Leases and Rents to Mortgagee, and no other assignment of the Leases or Rents has been granted. To the best of Mortgagor’s knowledge and belief, no tenant or tenants occupying, individually or in the aggregate, more than five percent (5%) of the net rentable area of the Improvements are in default under their Lease(s) or are the subject of any bankruptcy, insolvency or similar proceeding.

                    Section 3.7. Usury.

                    In no event shall the amount of interest (including any fees, commissions and any other amounts which would constitute interest under State laws governing the maximum interest permitted to be charged) due or payable hereunder or under the Note exceed the maximum rate of interest allowed by State law and the interest rate calculated hereunder shall be calculated accordingly so that such maximum lawful rate is not exceeded. In the event any such payment of interest in excess of the maximum lawful rate is inadvertently made by Mortgagor or Mortgagee, then such excess sum shall be credited as a payment of principal, unless Mortgagor shall notify Mortgagee, in writing, that it elects to have such excess sum returned forthwith. It is the express intent hereof that Mortgagor not pay and Mortgagee not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by Mortgagor under State laws.

                    Section 3.8. No Liens.

                    Mortgagor agrees that it shall indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including without limitation, any judgments, attorneys’ fees and costs, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging priority over the lien of this Mortgage and/or if the Property or any part thereof is within the State of New York by any claimant alleging a violation by Mortgagor or Mortgagee of any section of Article 3-A of the Lien Law of the State of New York.

                    Section 3.9. Applicable Laws.

                    All covenants hereof shall be construed as affording to Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections 254 and 273 of the Real Property Law of the State of New York, or any other applicable law.

                    Section 3.10. Specific Clause.

                    This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having their own separate cooking facilities.

ARTICLE IV
AFFIRMATIVE COVENANTS

                    Section 4.1. Obligations.

                    Mortgagor agrees to promptly pay and perform all of the Obligations, time being of the essence in each case.

                    Section 4.2. Property Assessments; Documentary Taxes.

                    (a) Mortgagor (a) will promptly pay in full and discharge all Property Assessments, and (b) will furnish to Mortgagee, upon demand, the receipted bills for such Property Assessments prior to the day upon which the same shall become delinquent. Property Assessments shall be considered delinquent as of the first day any interest or penalty commences to accrue thereon. Mortgagor will promptly pay all stamp, documentary, recordation, transfer and intangible taxes and all other taxes that may from time to time be required to be paid with respect to the Loan, the Note, this Mortgage or any of the other Loan Documents.

                    (b) Mortgagee may at any time and, at its option, to be exercised by ten (10) days written notice to Mortgagor, require the deposit by Mortgagor, at the time of each payment of an installment of interest or principal under the Note, of an additional amount sufficient to discharge all Property Assessments when they become due. The determination of the amount so payable and of the fractional part thereof to be deposited with the Mortgagee, so that the aggregate of such deposit shall be sufficient for this purpose, shall be made by the Mortgagee in its sole discretion. Such amounts shall be held by the Mortgagee without interest and applied to the payment of the obligations in respect to which such amounts were deposited or, at the option of the Mortgagee, to the payment of said obligations in such order or priority as the Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one month prior to the due date of any of the aforementioned obligations the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, Mortgagor, within ten (10) days after demand, shall deposit the amount of the deficiency with the Mortgagee. Nothing herein contained shall be deemed to affect any right and/or remedy of the Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid to the Obligations.

                    Section 4.3. Permitted Contests.

                    Mortgagor shall not be required to pay any of the Property Assessments, or to comply with any Law, so long as Mortgagor shall in good faith, and at its cost and expense, contest the amount or validity thereof, or take other appropriate action with respect thereto, in good faith and in an appropriate manner or by appropriate proceedings; provided that (a) such proceedings operate to prevent the collection of, or other realization upon, such Property Assessments or enforcement of the Law so contested, (b) there will be no sale, forfeiture or loss of the Property during the contest, (c) Mortgagee or the Property is not subjected to any Claim as a result of such contest, and (d) Mortgagor provides assurances satisfactory to Mortgagee (including the establishment of an appropriate reserve account with Mortgagee) of its ability to pay such Property Assessments or comply with such Law in the event Mortgagor is unsuccessful in its contest. Each such contest shall be promptly prosecuted to final conclusion or settlement, and Mortgagor shall indemnify and save Mortgagee harmless against all Claims in connection therewith. Promptly after the settlement or conclusion of such contest or action, Mortgagor shall comply with such Law and/or pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable, together with all penalties, fines, interests, costs and expenses in connection therewith.

                    Section 4.4. Compliance with Laws.

                    Mortgagor will comply with and not violate, and cause to be complied with and not violated, all present and future Laws applicable to the Property and its use and operation.

                    Section 4.5. Maintenance and Repair of the Property.

                    Mortgagor, at Mortgagor’s sole expense, will (a) keep and maintain Improvements and Accessories in good condition, working order and repair, and (b) make all necessary or appropriate repairs and Additions to Improvements and Accessories, so that each part of the Improvements and all of the Accessories shall at all times be in good condition and fit and proper for the respective purposes for which they were originally intended, erected, or installed.

                    Section 4.6. Additions to Security.

                    All right, title and interest of Mortgagor in and to all Improvements and Additions hereafter constructed or placed on the Property and in and to any Accessories hereafter acquired shall, without any further mortgage, conveyance, assignment or other act by Mortgagor, become subject to the Lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clauses hereof. Mortgagor agrees, however, to execute and deliver to Mortgagee such further documents as may be reasonably required by the terms of the Loan Agreement and the other Loan Documents.

                    Section 4.7. Subrogation.

                    To the extent permitted by Law, Mortgagee shall be subrogated, notwithstanding its release of record, to any Lien now or hereafter existing on the Property to the extent that such Lien is paid or discharged by Mortgagee whether or not from the proceeds of the Loan. This Section shall not be deemed or construed, however, to obligate Mortgagee to pay or discharge any Lien.

                    Section 4.8. Leases.

                    (a) Except as expressly permitted in the Loan Agreement, Mortgagor shall not enter into any Lease with respect to all or any portion of the Property without the prior written consent of Mortgagee.

                    (b) Mortgagee shall not be obligated to perform or discharge any obligation of Mortgagor under any Lease. The assignment of Leases provided for in this Mortgage in no manner places on Mortgagee any responsibility for (i) the control, care, management or repair of the Property, (ii) the carrying out of any of the terms and conditions of the Leases, (iii) any waste committed on the Property, or (iv) any dangerous or defective condition on the Property (whether known or unknown).

                    (c) No approval of any Lease by Mortgagee shall be for any purpose other than to protect Mortgagee’s security and to preserve Mortgagee’s rights under the Loan Documents, and no such approval shall result in a waiver of a Default or Event of Default.

                    (d) If the Property, or any part thereof, are located within the State of New York then reference is hereby made to Section 291-f of the Real Property Law of the State of New York for purposes of obtaining for the Mortgagee the benefit of said Section in connection with this Mortgage.

                    (e) To the extent not so provided by applicable law each of the Leases of the Real Property, or of any part thereof, shall provide that, in the event of the enforcement by the Mortgagee of the remedies provided for by law or by this Mortgage, the lessee thereunder will, upon request and at the option of any person succeeding to the interest of Mortgagor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such lease, provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said Lease, but only to the extent such successor in interest actually receives such prepayments in the nature of security, or (ii) any amendment or modification of the Lease made without the consent of the Mortgagee or such successor in interest. Each Lease shall also provide that, upon request by said successor in interest, such lessee shall execute and deliver an instrument or instruments confirming such attornment.

                    Section 4.9. Insurance.

                    Mortgagor will at all times keep the Property insured in the manner and to the extent required in the Loan Agreement. In addition, if the area where the Property is located is now or in the future designated as a special flood hazard area pursuant to the Flood Disaster Protection Act of 1973 (as amended), and if the community where the Property is located is participating in the National Flood Insurance Program, Mortgagor will obtain and continuously maintain a National Flood Insurance Program Standard Flood Insurance Policy or equivalent covering the Property. Mortgagee may, from time to time, require such additional insurance as Mortgagee may determine is reasonably necessary to protect Mortgagee’s Lien hereunder or to assure repayment of all the Obligations.

                    Section 4.10. Insurance/Condemnation Proceeds.

                    All Insurance/Condemnation Awards will be paid to Mortgagee for application to the Obligations in the manner and to the extent provided in the Loan Agreement.

                    Section 4.11. Mortgagee’s Right to Cause Performance of Covenants.

                    If Mortgagor fails to maintain any insurance and pay the premiums for insurance as required in Section 4.9, to pay all taxes, penalties, assessments, charges, and claims as required in Section 4.9, or to repair and maintain any of the Property as required in Section 4.9, or if Mortgagor fails to keep or perform any of Mortgagor’s other covenants herein, Mortgagee may obtain such insurance, cause such repairs and maintenance to be made, pay such taxes, penalties, assessments, charges, or claims, or cause such other covenants to be performed. Mortgagor will pay to Mortgagee on demand all amounts paid by Mortgagee for the foregoing and the amount of all expenses incurred by Mortgagee in connection therewith, together with interest thereon from the date when incurred. Such amounts and interest are secured by this Mortgage, which creates a Lien in the Property prior to any right, title, interest, lien, or claim in or upon the Property subordinate to the Lien of this Mortgage. Any such payments by Mortgagee will not be deemed a waiver of any Default. Mortgagee is not obligated to exercise Mortgagee’s rights under this Section and is not liable to Mortgagor for any failure to do so.

                    Section 4.12. Maintain Lien.

                    Mortgagor shall maintain the lien of this Mortgage as a first priority on the Property, subject only to the Permitted Encumbrances, until all of the Obligations have been satisfied in full.

                    Section 4.13. Trust Fund.

                    Mortgagor, in compliance with Section 13 of the Lien Law of the State of New York, will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the same for any other purpose.

                    Section 4.14. Responsible Property Transfer Law.

                    Mortgagor represents and warrants that the Property: (i) contains no facilities that are subject to reporting (by either Mortgagor or any tenant or lessee thereof or other person or entity in possession or occupancy of any portion thereof) under Section 312 of the federal Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. § 11022); (ii) is not the site of any underground storage tanks for which notification is required under 42 U.S.C. § 6991a and other applicable law; and (iii) is not listed on the Comprehensive Environmental Response, Compensation and Liability Information System (CERCLIS) (42 U.S.C. § 9616). Any part of the Property may be released by Mortgagee from the Lien created by this Mortgage. Any such partial release is at the sole option of Mortgagee; Mortgagee is not obligated to grant partial releases. Any such partial release will not affect the Lien created by this Mortgage as to the remainder of the Property.

                    Section 4.15. Mortgagee’s Right to Inspect and Enter.

                    During normal business hours Mortgagee and its representatives may at all times and upon reasonable notice to Mortgagor enter upon the Property and inspect the same, including construction work being done thereon, and show the same to others, provided such entry and inspection do not materially interfere with the use and operation of the Property. Mortgagee shall not be obligated to make any such entry or inspection.

ARTICLE V
NEGATIVE COVENANTS

                    Section 5.1. Encumbrances.

                    Mortgagor will not permit any of the Property to become subject to any Encumbrance other than the Permitted Encumbrances. Within thirty (30) days after the filing of any mechanic’s lien or other Lien or Encumbrance (other than a Permitted Encumbrance) against the Property, Mortgagor will promptly discharge the same by payment or filing a bond or otherwise as permitted by Law. So long as Mortgagee’s security has been protected by the filing of a bond or otherwise in a manner satisfactory to Mortgagee in its sole and absolute discretion, Mortgagor shall have the right to contest in good faith any Claim, Lien or Encumbrance, provided that Mortgagor does so diligently and without prejudice to Mortgagee or delay in completing construction of the Improvements. Mortgagor shall give Mortgagee Notice of any default under any Lien and Notice of any foreclosure or threat of foreclosure with respect to any of the Property. Mortgagor agrees that it shall indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including without limitation, any judgments, attorney’s fees and costs, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging priority over the lien of this Mortgage.

                    Section 5.2. Transfer of the Property.

                    Mortgagor will not Transfer, or contract to Transfer, all or any part of the Property or any legal or beneficial interest therein (except for certain Transfers of the Accessories expressly permitted in this Mortgage). In the event Mortgagor or Guarantor (or a general partner, member or co-venturer of either of them) is a partnership, joint venture, limited liability company, trust or closely-held corporation, the Transfer of more than 10%, in the aggregate, of any class of the issued and outstanding capital stock of such closely-held corporation or of the beneficial interest of such partnership, venture, limited liability company or trust, or a change of any general partner, joint venturer, member or beneficiary, as the case may be, shall be prohibited or, in the event Mortgagor or Guarantor (or a general partner, co-venturer, member or beneficiary, as the case may be, of either of them) is a publicly-held corporation, the following Transfers shall be permitted: Transfer of more than 10%, in the aggregate, of the stock-holdings of any of the five (5) individuals or entities that own the greatest number of shares of each class of issued and outstanding stock, or any Transfer which effectuates or permits a reduction in the ownership interests of Guarantor in Mortgagor below 51%, or effectuates or causes Guarantor to fail to control the managing member of Mortgagor, or effectuates or permits a transfer of the controlling interest in Mortgagor, other than to an entity owned and controlled by Guarantor

                    Section 5.3. Removal, Demolition or Alteration of Accessories and Improvements.

                    Except to the extent permitted by the following sentence, no Improvements or Accessories shall be removed, demolished or materially altered without the prior written consent of Mortgagee. Mortgagor may remove and dispose of, free from the Lien of this Mortgage, such Accessories as from time to time become worn out or obsolete, provided that, either (a) at the time of, or prior to, such removal, any such Accessories are replaced with other Accessories which are free from Liens other than Permitted Encumbrances and have a value at least equal to that of the replaced Accessories (and by such removal and replacement Mortgagor shall be deemed to have subjected such Accessories to the Lien of this Mortgage), or (b) so long as a prepayment may be made without the imposition of any premium pursuant to the Note, such Accessories are sold at fair market value for cash and the net cash proceeds received from such disposition are paid over promptly to Mortgagee to be applied to the prepayment of the principal of the Loan.

                    Section 5.4. Additional Improvements.

                    Mortgagor will not construct any Improvements other than those presently on the Land without the prior written consent of Mortgagee. Mortgagor will complete and pay for, within a reasonable time, any Improvements which Mortgagor is permitted to construct on the Land. Mortgagor will construct and erect any permitted Improvements (a) strictly in accordance with all applicable Laws and any private restrictive covenants, (b) entirely on lots or parcels of the Land, (c) so as not to encroach upon any easement or right of way or upon the land of others, and (d) wholly within any building restriction and setback lines applicable to the Land.

                    Section 5.5. Restrictive Covenants, Zoning, etc.

                    Without the prior written consent of Mortgagee, Mortgagor will not initiate, join in, or consent to any change in, any restrictive covenant, easement, zoning ordinance, or other public or private restrictions limiting or defining the uses which may be made of the Property. Mortgagor (a) will promptly perform and observe, and cause to be performed and observed, all of the terms and conditions of all agreements affecting the Property, and (b) will do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of, or constituting any portion of, the Property.

ARTICLE VI
EVENTS OF DEFAULT

                    The occurrence or happening, from time to time, of any one or more of the following shall constitute an Event of Default under this Mortgage:

                    Section 6.1. Payment Obligations.

                    Mortgagor fails to pay any of the Obligations within ten (10) days after the date due, whether on the scheduled due date or upon acceleration, maturity or otherwise, except that the ten (10) day grace period contemplated above shall not apply in the case of (x) the principal payment, if any, required pursuant to Section 4.22 and/or Section 4.23 of the Loan Agreement or (y) principal due on the Maturity Date (as defined in the Note).

                    Section 6.2. Transfers.

                    Mortgagor Transfers, or contracts to Transfer, all or any part of the Property or any legal or beneficial interest therein (except for Transfers of the Accessories expressly permitted under this Mortgage). The Transfer of any of the beneficial interests in Mortgagor or Guarantor (whether in one or more transactions during the term of the Loan) in violation of Section 5.5 shall be deemed to be a prohibited Transfer of the Property constituting an Event of Default.

                    Section 6.3. Other Obligations.

                    Mortgagor fails to promptly perform or comply with any of the Obligations set forth in this Mortgage (other than those expressly described in other Sections of this Article VI), and such failure continues uncured for a period of thirty (30) days after Notice from Mortgagee to Mortgagor, unless (a) such failure, by its nature, is not capable of being cured within such period, and (b) within such period, Mortgagor commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (c) Mortgagor causes such failure to be cured no later than ninety (90) days after the date of such Notice from Mortgagee.

                    Section 6.4. Event of Default Under Other Loan Documents.

                    An Event of Default (as defined therein) occurs under the Note or the Loan Agreement, or Mortgagor or Guarantor fails to promptly pay, perform, observe or comply with any obligation or agreement contained in any of the other Loan Documents (within any applicable grace or cure period).

                    Section 6.5. Change in Zoning or Public Restriction.

                    Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented that limits or defines the uses which may be made of the Property such that the present or intended use of the Property, as specified in the Loan Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

                    Section 6.6. Default under Leases.

                    Mortgagor fails duly to perform its material obligations under any Lease, and such failure is not cured within the grace period, if any, provided in the Lease.

                    Section 6.7. Default Under Other Lien Documents.

                    A default occurs under any other mortgage, deed of trust or security agreement covering the Property, including any Permitted Encumbrances.

                    Section 6.8. Execution; Attachment.

                    Any execution or attachment is levied against any of the Property, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

ARTICLE VII
RIGHTS AND REMEDIES

                    Upon the happening of any Event of Default, Mortgagee shall have the right, in addition to any other rights or remedies available to Mortgagee under any of the Loan Documents or applicable Law, to exercise any one or more of the following rights, powers or remedies:

                    Section 7.1. Acceleration.

                    Mortgagee may accelerate all Obligations under the Loan Documents whereupon such Obligations shall become immediately due and payable, and Mortgagee may also terminate any Swap Contracts shall immediately terminate, all of the foregoing without notice of default, notice of acceleration or intention to accelerate, presentment or demand for payment, protest, notice of protest, notice of nonpayment or dishonor, or notices or demands of any kind or character (all of which are hereby waived by Mortgagor).

                    Section 7.2. Foreclosure; Judicial Foreclosure.

                    (i) Mortgagee may demand that Mortgagor surrender the actual possession of the Property and upon such demand, Mortgagor shall forthwith surrender same to Mortgagee and, to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Property and may exclude Mortgagor and its agents and employees wholly therefrom.

                    (ii) If Mortgagor shall for any reason fail to surrender or deliver the Property or any part thereof after Mortgagee’s demand, Mortgagee may obtain a judgment or order conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifically consents.

                    (iii) Mortgagee may from time to time: (A) continue and complete construction of, hold, store, use, operate, manage and control the Property and conduct the business thereof; (B) make all reasonably necessary maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional Personalty; (C) insure or keep the Property insured; (D) exercise all the rights and powers of

Mortgagor in its name or otherwise with respect to the same; and (E) enter into agreements with others (including, without limitation, new Leases or amendments, extensions, or cancellations to existing Leases) all as Mortgagee from time to time may determine in its sole discretion. Mortgagor hereby constitutes and irrevocably appoints Mortgagee its true and lawful attorney-in-fact, which appointment is coupled with an interest, with full power of substitution, and empowers said attorney or attorneys in the name of Mortgagor, but at the option of said attorney-in-fact, to do any and all acts and execute any and all agreements that Mortgagee may deem necessary or proper to implement and perform any and all of the foregoing.

                    (iv) Upon the occurrence of a Default, Mortgagee is authorized and empowered under the POWER OF SALE which is hereby conferred to sell the Property or any part thereof situated in the State of New York at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including Notice thereof) shall comply with the applicable requirements, at the time of sale, of Article 14 of the Real Property Actions and Proceedings Laws of the State of New York or, if and to the extent such statute is not then in force, with the applicable requirements, if any, governing sales of New York real property under powers of sale conferred by mortgages.

                    (v) Mortgagee may institute one or more actions of foreclosure on this Mortgage or to institute other proceedings according to law for foreclosure, and prosecute the same to judgment, execution and sale, for the collection of the Obligations and all costs and expenses of such proceedings, including reasonable attorneys’ fees and actual attorneys’ expenses.

                    (vi) To the extent permitted by law, Mortgagee has the option of proceeding as to both the Real Property and the Personalty in accordance with its rights and remedies in respect of the Property, in which event the default provisions of the UCC will not apply. Mortgagee also has the option of exercising, in respect of the Property consisting of Personalty, all of the rights and remedies available to a secured party upon default under the applicable provisions of the UCC in effect in the jurisdiction where the Real Property is located, over any Dispute. In the event Mortgagee elects to proceed with respect to the Personalty separately from the Real Property, whenever applicable provisions of the UCC require that notice be reasonable, ten (10) days’ notice will be deemed reasonable. Mortgagor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the state specified in the governing law section of this Mortgage may be made by certified or registered mail, return receipt requested, directed to Mortgagor at its address for notice set forth in this Mortgage, or at a subsequent address of which Mortgagee received actual notice from Mortgagor in accordance with the notice section of this Mortgage, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Mortgagee to serve process in any manner permitted by Law or limit the right of Mortgagee to bring proceedings against Mortgagor in any other court or jurisdiction.

                    Section 7.3. Remedies under the Loan Agreement.

                    Without limiting the other rights and remedies of Mortgagee set forth in this Mortgage, Mortgagee may exercise any and all rights and remedies of Mortgagee specified in the Loan Agreement, or at law or equity.

                    Section 7.4. Possession of Property Not Required.

                    Upon any sale of any item of the Property made pursuant to judicial proceedings for foreclosure (“Judicial Sale”), it will not be necessary for any public officer acting under execution or order of the court (a “Selling Official”) to have any of the Property present or constructively in his possession.

                    Section 7.5. Mortgages of Conveyance and Transfer.

                    Upon the completion of every Judicial Sale, the Selling Official will execute and deliver to each purchaser a bill of sale or deed of conveyance, as appropriate, for the items of the Property that are sold. Mortgagor hereby grants every such Selling Official the power as the attorney-in-fact of Mortgagor to execute and deliver in Mortgagor’s name all deeds, bills of sale and conveyances necessary to convey and transfer to the purchaser all of Mortgagor’s rights, title and interest in the items of Property which are sold. Mortgagor hereby ratifies and confirms all that such attorneys-in-fact lawfully do pursuant to such power. Nevertheless, Mortgagor, if so requested by the Selling Official or by any purchaser, will ratify any such sale by executing and delivering to such Selling Official or to such purchaser, as applicable, such deeds, bills of sale or other Mortgages of conveyance and transfer as may be specified in any such request.

                    Section 7.6. Recitals.

                    The recitals contained in any Mortgage of conveyance or transfer made by a Selling Official to any purchaser at any Judicial Sale will, to the extent permitted by law, conclusively establish the truth and accuracy of the matters stated therein, including the amount of the Obligations, the occurrence of a Default, and the advertisement and conduct of such Judicial Sale in the manner provided herein or under applicable law, and the qualification of the Selling Official. All prerequisites to such Judicial Sale will be presumed from such recitals to have been satisfied and performed.

                    Section 7.7. Divestiture of Title; Bar.

                    To the extent permitted by applicable law, every Judicial Sale, and every sale made as contemplated by this Mortgage, will operate to divest all rights, title, and interest of Mortgagor in and to the items of the Property that are sold, and will be a perpetual bar, both at law and in equity, against Mortgagor and Mortgagor’s heirs, executors, administrators, personal representatives, successors and assigns, and against everyone else, claiming the item sold either from, through or under Mortgagor or Mortgagor’s heirs, executors, administrators, personal representatives, successors or assigns.

                    Section 7.8. Receipt of Purchase Money Sufficient Discharge.

                    A receipt from any person authorized to receive the purchase money paid at any Judicial Sale, or other sale contemplated by this Mortgage, will be sufficient discharge therefor to the purchaser. After paying such purchase money and receiving such receipt, neither such purchaser nor such purchaser’s heirs, executors, administrators, personal representatives, successors or assigns will have any responsibility or liability respecting the application of such purchase money or any loss, misapplication or non-application of any of such purchase money, or to inquire as to the authorization, necessity, expediency or regularity of any such sale.

                    Section 7.9. Purchase by Mortgagee.

                    In any Judicial Sale, or other public sale made as contemplated by this Mortgage, Mortgagee may bid for and purchase any of the Property being sold, and will be entitled, upon presentment of the relevant Loan Documents and documents evidencing the same, to apply the amount of the Obligations held by it against the purchase price for the items of the Property so purchased. The amount so applied will be credited against the Obligations in accordance with the terms of the Loan Agreement.

                    Section 7.10. Sale of Portion of Mortgaged Property.

                    This Mortgage and the Lien of this Mortgage, as it pertains to any Property that remains unsold, will not be affected by a Judicial Sale of less than all of the Property.

                    Section 7.11. Judicial Action.

                    Mortgagee shall have the right from time to time to sue Mortgagor for any sums (whether interest, damages for failure to pay principal or any installments thereof, taxes, or any other sums required to be paid under the terms of this Mortgage, as the same become due), without regard to whether or not any of the other Obligations shall be due, and without prejudice to the right of Mortgagee thereafter to enforce any appropriate remedy against Mortgagor, including an action of foreclosure or an action for specific performance, for a Default or Event of Default existing at the time such earlier action was commenced.

                    Section 7.12. Collection of Rents.

                    Upon the occurrence of an Event of Default, the license granted to Mortgagor to collect the Rents shall be automatically and immediately revoked, without further notice to or demand upon Mortgagor. Mortgagee may, but shall not be obligated to, perform any or all obligations of the landlord under any or all of the Leases, and Mortgagee may, but shall not be obligated to, exercise and enforce any or all of Mortgagor’s rights under the Leases. Without limitation to the generality of the foregoing, Mortgagee may notify the tenants under the Leases that all Rents are to be paid to Mortgagee, and following such notice all Rents shall be paid directly to Mortgagee and not to Mortgagor or any other Person other than as directed by Mortgagee, it being understood that a demand by Mortgagee on any tenant under the Leases for the payment of Rent shall be sufficient to warrant payment by such tenant of Rent to Mortgagee without the necessity of further consent by Mortgagor. Mortgagor hereby irrevocably authorizes and directs the tenants under the Lease to pay all Rents to Mortgagee instead of to Mortgagor, upon receipt of written notice from Mortgagee, without the necessity of any inquiry of Mortgagor and without the necessity of determining the existence or non-existence of an Event of Default. Mortgagor hereby appoints Mortgagee as Mortgagor’s attorney-in-fact with full power of substitution, which appointment shall take effect upon the occurrence of an Event of Default and is coupled with an interest and is irrevocable prior to the full and final payment and performance of the Obligations, in Mortgagor’s name or in Mortgagee’s name: (a) to endorse all checks and other Mortgages received in payment of Rents and to deposit the same in any account selected by Mortgagee; (b) to give receipts and releases in relation thereto; (c) to institute, prosecute and/or settle actions for the recovery of Rents; (d) to modify the terms of any Leases including terms relating to the Rents payable thereunder; (e) to cancel any Leases; (f) to enter into new Leases; and (g) to do all other acts and things with respect to the Leases and Rents which Mortgagee may deem necessary or desirable to protect the security for the Obligations. Any Rents received shall be applied first to pay all Expenses and next in reduction of the other Obligations. Mortgagor shall pay, on demand, to Mortgagee, the amount of any deficiency between (i) the Rents received by Mortgagee, and (ii) all Expenses incurred together with interest thereon as provided in the Loan Agreement and the other Loan Documents.

                    Section 7.13. Taking Possession or Control of the Property.

                    Mortgagee may apply to any court of competent jurisdiction to have a receiver appointed to enter upon and take possession of the Property, collect the Rents therefrom and apply the same as the court may direct, such receiver to have all of the rights and powers permitted under the laws of the State. To the extent permitted by law, the right of the appointment of such receiver shall be a matter of strict right without regard to the value or the occupancy of the Property or the solvency or insolvency of Mortgagor. The expenses, including receiver’s fees, attorneys’ fees, costs and agent’s commission incurred pursuant to the powers herein contained, together with interest thereon at the default rate under the Note, shall be secured hereby and shall be due and payable by Mortgagor immediately without notice or demand. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash or deposits at the time held by, payable, or deliverable under the terms of this Mortgage to Mortgagee, and Mortgagee shall have the right to offset the unpaid Obligations against any such cash or deposits in such order as Mortgagee may elect.

                    Section 7.14. Construction and Management of the Property.

                    Upon obtaining possession of the Property or upon the appointment of a receiver as described in Section 7.13, Mortgagee or the receiver, as the case may be, may, at its sole option, (a) make all necessary or proper repairs and Additions to or upon the Property, (b) operate, maintain, control, make secure and preserve the Property, and (c) complete the construction of any unfinished Improvements on the Property and, in connection therewith, continue any and all outstanding contracts for the erection and completion of such Improvements and make and enter into any further contracts which may be necessary, either in their or its own name or in the name of Mortgagor (the costs of completing such Improvements shall be Expenses secured by this Mortgage and shall accrue interest as provided in the Loan Agreement and the other Loan Documents). Mortgagee or such receiver shall be under no liability for, or by reason of, any such taking of possession, entry, holding, removal, maintaining, operation or management, except for gross negligence or willful misconduct. The exercise of the remedies provided in this Section shall not cure or waive any Event of Default, and the enforcement of such remedies, once commenced, shall continue for so long as Mortgagee shall elect, notwithstanding the fact that the exercise of such remedies may have, for a time, cured the original Event of Default.

                    Section 7.15. Uniform Commercial Code.

                    Mortgagee may exercise any or all of its rights and remedies under the Uniform Commercial Code as adopted by the State as in effect from time to time, (or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable law) or other applicable law as well as all other rights and remedies possessed by Mortgagee, all of which shall be cumulative. Mortgagee is hereby authorized and empowered to enter the Property or other place where the Personalty may be located without legal process, and to take possession of the Personalty without notice or demand, which hereby are waived to the maximum extent permitted by the laws of the State. Upon demand by Mortgagee, Mortgagor shall make the Personalty available to Mortgagee at a place reasonably convenient to Mortgagee. Mortgagee may proceed under the Uniform Commercial Code as to all or any part of the Personalty, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code. Any notification required by the Uniform Commercial Code shall be deemed reasonably and properly given if sent in accordance with the Notice provisions of this Mortgage at least ten (10) days before any sale or other disposition of the Personalty. Mortgagee may choose to dispose of some or all of the property, in any combination consisting of both Personalty and Real Property, in one or more public or private sales to be held in accordance with the Law and procedures applicable to real property, as permitted by Article 9 of the Uniform Commercial Code. Mortgagor agrees that such a sale of Personalty together with Real Property constitutes a commercially reasonable sale of the Personalty. Mortgagee may proceed under the Uniform Commercial Code as to all or any part of the Personalty, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code. Any notification required by the Uniform Commercial Code shall be deemed reasonably and properly given if sent in accordance with the Notice provisions of this Mortgage at least ten (10) days before any sale or other disposition of the Personalty.

                    Section 7.16. Application of Proceeds.

                    Unless otherwise provided by applicable Law, all proceeds from the sale of the Property or any part thereof pursuant to the rights and remedies set forth in this Article VII and any other proceeds received by Mortgagee from the exercise of any of its other rights and remedies hereunder or under the other Loan Documents shall be applied first to pay all Expenses and next in reduction of the other Obligations, in such manner and order as Mortgagee may elect.

                    Section 7.17. Remedies Cumulative and Concurrent.

                    No right, power or remedy of Mortgagee as provided in the Note, this Mortgage, the Guaranty, or the other Loan Documents is intended to be exclusive of any other right, power, or remedy of Mortgagee, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Mortgagee now or hereafter existing at law or in equity and may be pursued separately, successively or together against Mortgagor, any Guarantor, or any endorser, co-maker, surety or guarantor of the Obligations, or the Property or any part thereof, or any one or more of them, at the sole discretion of Mortgagee. The failure of Mortgagee to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

                    Section 7.18. Waiver, Delay or Omission.

                    No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon, and no delay or omission of Mortgagee to exercise any right, power or remedy shall be construed to waive any such Event of Default or to constitute acquiescence therein.

                    Section 7.19. Credit of Mortgagee.

                    To the maximum extent permitted by the laws of the State, upon any sale made under or by virtue of this Article, Mortgagee may bid for and acquire the Property, or any part thereof, and in lieu of paying cash therefor may apply to the purchase price, any portion of or all of the unpaid Obligations in such order as Mortgagee may elect.

                    Section 7.20. Sale.

                    Any sale or sales made under or by virtue of this Article shall operate to divest all the estate, right, title, interest, claim and demand whatsoever at law or in equity, of Mortgagor and all Persons, except tenants pursuant to Leases approved by Mortgagee, claiming by, through or under Mortgagor in and to the properties and rights so sold, whether sold to Mortgagee or to others.

                    Section 7.21. Proofs of Claim.

                    In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, seizure of the Property by any Governmental Authority, or other judicial proceedings affecting Mortgagor, any Guarantor, any endorser, co-maker, surety, or guarantor of the Obligations, or any of their respective properties, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim allowed in such proceedings for the entire unpaid Obligations at the date of the institution of such proceedings, and for any additional amounts which may become due and payable after such date.

                    Section 7.22. Waiver of Redemption, Notice, Marshalling, Etc.

                    Mortgagor hereby waives and releases, for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State:

          (i) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment,

          (ii) unless specifically required herein, all notices of default, or Mortgagee’s actual exercise of any option or remedy under the Loan Documents, or otherwise, and

                    (iii) any right to have the Property marshalled.

                    Section 7.23. Discontinuance of Proceedings.

                    If Mortgagee shall have proceeded to enforce any right under any Loan Document and such proceedings shall have been discontinued or abandoned for any reason, then except as may be provided in any written agreement between Mortgagor and Mortgagee providing for the discontinuance or abandonment of such proceedings, Mortgagor and Mortgagee shall be restored to their former positions and the rights, remedies and powers of Mortgagee shall continue as if no such proceedings had been instituted.

                    Section 7.24. Mortgagee’s Actions.

                    Mortgagee may, at any time without notice to any Person and without consideration, do or refrain from doing any or all of the following actions, and neither Mortgagor, any Guarantor, any endorser, co-maker, surety or guarantor of the Obligations, nor any other Person (hereinafter in this Section collectively referred to as the “Obligor”) now or hereafter liable for the payment and performance of the Obligations shall be relieved from the payment and performance thereof, unless specifically released in writing by Mortgagee: (a) renew, extend or modify the terms of the Note, this Mortgage, the Guaranty and the other Loan Documents, or any of them; (b) forbear or extend the time for the payment or performance of any or all of the Obligations; (c) apply payments by any Obligor to the reduction of the unpaid Obligations in such manner, in such amounts, and at such times and in such order and priority as Mortgagee may see fit; (d) release any Obligor; (e) substitute or release in whole or in part the Property or any other collateral or any portion thereof now or hereafter held as security for the Obligations without affecting, disturbing or impairing in any manner whatsoever the validity and priority of the lien of this Mortgage upon the Property which is not released or substituted, or the validity and priority of any security interest of Mortgagee in such other collateral which is not released or substituted; (f) subordinate the lien of this Mortgage or the lien of any other security interest in any other collateral now or hereafter held as security for the Obligations; (g) join in the execution of a plat or replat of the Land (provided, however, notwithstanding the foregoing, Mortgagee will join in such plat or replat of the Land so long as such plat or replat is acceptable to Mortgagee); (h) join in and consent to the filing of a declaration of condominium or declaration of restrictive covenants regarding all or any part of the Land; (i) consent to the granting of any easement on the Land; and (j) generally deal with any obligor or any other party as Mortgagee may see fit.

                    Section 7.25. Other Remedies.

                    Mortgagee shall have the right from time to time to protect, exercise and enforce any legal or equitable remedy against Mortgagor provided under the Loan Documents or by applicable Laws.

ARTICLE VIII
[RESERVED]

ARTICLE IX
MISCELLANEOUS

                    Section 9.1. Rights, Powers and Remedies Cumulative.

                    Each right, power and remedy of Mortgagee as provided for in this Mortgage, or in any of the other Loan Documents or now or hereafter existing by Law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage, or in any of the other Loan Documents or now or hereafter existing by Law, and the exercise or beginning of the exercise by Mortgagee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Mortgagee of any or all such other rights, powers or remedies.

                    Section 9.2. No Waiver by Mortgagee.

                    No course of dealing or conduct by or among Mortgagee and Mortgagor shall be effective to amend, modify or change any provisions of this Mortgage or the other Loan Documents. No failure or delay by Mortgagee to insist upon the strict performance of any term, covenant or agreement of this Mortgage or of any of the other Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, covenant or agreement or of any such breach, or preclude Mortgagee from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any of the Obligations, Mortgagee shall not be deemed to waive the right either to require prompt payment when due of all other Obligations, or to declare an Event of Default for failure to make prompt payment of any such other Obligations. Neither Mortgagor nor any other Person now or hereafter obligated for the payment of the whole or any part of the Obligations shall be relieved of such liability by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor or of any other Person to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage, or (b) any agreement or stipulation between any subsequent owner or owners of the Property and Mortgagee, or (c) Mortgagee’s extending the time of payment or modifying the terms of this Mortgage or any of the other Loan Documents without first having obtained the consent of Mortgagor or such other Person. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate Lien on the Property, Mortgagee may release any Person at any time liable for any of the Obligations or any part of the security for the Obligations and may extend the time of payment or otherwise modify the terms of this Mortgage or any of the other Loan Documents without in any way impairing or affecting the Lien of this Mortgage or the priority of this Mortgage over any subordinate Lien. The holder of any subordinate Lien shall have no right to terminate any Lease regardless of whether or not such Lease is subordinate to this Mortgage. Mortgagee may resort to the security or collateral described in this Mortgage or any of the other Loan Documents in such order and manner as Mortgagee may elect in its sole discretion.

                    Section 9.3. Waivers and Agreements Regarding Remedies.

                    To the full extent Mortgagor may do so, Mortgagor hereby voluntarily and knowingly:

          (a) waives any rights to reinstatement and redemption and the benefits of all present and future valuation, appraisement, homestead, exemption, stay, extension or redemption, right to notice of election to accelerate the Obligations, and moratorium laws under any state or federal law;

          (b) waives all rights to a marshaling of the assets of Mortgagor, including the Property, or to a sale in the inverse order of alienation in the event of a foreclosure of the Property, and agrees not to assert any right under any Law pertaining to the marshaling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Property without any prior or different resort for collection, or the right of Mortgagee to the payment of the Obligations out of the proceeds of sale of the Property in preference to every other claimant whatsoever;

          (c) waives any right to bring or utilize any defense, counterclaim or setoff, other than one which denies the existence or sufficiency of the facts upon which any foreclosure action is grounded. If any defense, counterclaim or setoff, other than one permitted by the preceding clause, is timely raised in a foreclosure action, such defense, counterclaim or setoff shall be dismissed. If such defense, counterclaim or setoff is based on a Claim which could be tried in an action for money damages, such Claim may be brought in a separate action which shall not thereafter be consolidated with the foreclosure action. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying the foreclosure action; and

(d) waives and relinquishes any and all rights and remedies which Mortgagor may have or be able to assert by reason of the provisions of any Laws pertaining to the rights and remedies of sureties.

                    Section 9.4. Successors and Assigns.

                    All of the grants, covenants, terms, provisions and conditions of this Mortgage shall run with the Land and shall apply to and bind the successors and assigns of Mortgagor (including any permitted subsequent owner of the Property), and inure to the benefit of Mortgagee, its successors and assigns.

                    Section 9.5. No Warranty by Mortgagee.

                    By inspecting the Property or by accepting or approving anything required to be observed, performed or fulfilled by Mortgagor or to be given to Mortgagee pursuant to this Mortgage or any of the other Loan Documents, Mortgagee shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by Mortgagee.

                    Section 9.6. Amendments.

                    This Mortgage may not be modified or amended except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

                    Section 9.7. Severability.

                    In the event any one or more of the provisions of this Mortgage or any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any other respect, or in the event any one or more of the provisions of the Loan Documents operates or would prospectively operate to invalidate this Mortgage or any of the other Loan Documents, then and in either of those events, at the option of Mortgagee, such provision or provisions only shall be deemed null and void and shall not affect the validity of the remaining Obligations, and the remaining provisions of the Loan Documents shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

                    Section 9.8. Notices.

                    All Notices required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service or by certified United States mail, postage prepaid, addressed to the party to whom directed at the applicable address specified in the Preamble to this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile. Any Notice shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that service of a Notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Mortgage or in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

                    Section 9.9. Joint and Several Liability.

                    If Mortgagor consists of two (2) or more Persons, the term “Mortgagor” shall also refer to all Persons signing this Mortgage as Mortgagor, and to each of them, and all of them are jointly and severally bound, obligated and liable hereunder. Mortgagee may release, compromise, modify or settle with any of Mortgagor, in whole or in part, without impairing, lessening or affecting the obligations and liabilities of the others of Mortgagor hereunder or under the Note. Any of the acts mentioned aforesaid may be done without the approval or consent of, or notice to, any of Mortgagor.

                    Section 9.10. Rules of Construction.

                    The words “hereof”, “herein”, “hereunder”, “hereto”, and other words of similar import refer to this Mortgage in its entirety. The terms “agree” and “agreements” mean and include “covenant” and “covenants”. The words “include” and “including” shall be interpreted as if followed by the words “without limitation”. The headings of this Mortgage are for convenience of reference only and shall not be considered a part hereof and are not in any way intended to define, limit or enlarge the terms hereof. All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, (d) to the Land, Improvements, Personalty, Real Property or Property shall mean all or any portion of each of the foregoing, respectively, and (e) to Articles or Sections are to the respective Articles or Sections contained in this Mortgage unless expressly indicated otherwise. Any term used or defined in the Uniform Commercial Code of the State, as in effect from time to time, which is not defined in this Mortgage shall have the meaning ascribed to that term in the Uniform Commercial Code of the State. If a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term shall have the meaning specified in Article 9.

                    Section 9.11. Governing Law.

                    This Mortgage shall be construed, governed and enforced in accordance with the Laws in effect from time to time in the State (without regard to its conflict of law principles).

                    Section 9.12. Entire Agreement.

                    The Loan Documents constitute the entire understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment by Mortgagee to make the Loan are merged into the Loan Documents. Except as incorporated in writing into the Loan Documents, there are no representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

                    Section 9.13. Maximum Indebtedness.

                    Notwithstanding anything contained herein to the contrary, the maximum amount of principal indebtedness secured by this Mortgage at execution or which under any contingency may become secured hereby at any time is $9,360,000 plus all amounts extended by Mortgagee, after default by Mortgagor hereunder, to enforce, defend and/or maintain the lien of this Mortgage or to protect the Property, or the value thereof, including without limitation, all amounts in respect of insurance premiums, legal fees and all real estate taxes, charges or assessments imposed by law upon the Property, or any other amount, cost or charge to which Mortgagee may become subrogated upon payment as a result of Mortgagor’s failure to pay as required by the terms of the Mortgage plus all accrued but unpaid interest on the obligations secured hereby.

                    Section 9.14. Lost Note.

                    Upon receipt of an affidavit of an officer of Mortgagee as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of the Note or other security document, Mortgagor will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

                    Section 9.15. Right of Setoff.

                    Mortgagor hereby grants to Mortgagee, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Mortgagee whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Mortgagee or any entity under the control of Bank of America Corporation and its successors and/or assigns or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by Mortgagor), Mortgagee may setoff the same or any part thereof and apply the same to any liability or obligation of Mortgagor even though unmatured and regardless of the adequacy of any other collateral security for the Loan. ANY AND ALL RIGHTS TO REQUIRE MORTGAGEE TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF MORTGAGOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                    Section 9.16. Waiver of Jury Trial.

                    MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF MORTGAGEE RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS EVIDENCING AND/OR SECURING THE LOAN, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY

OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, MORTGAGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. MORTGAGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF MORTGAGEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR MORTGAGEE TO ACCEPT THIS MORTGAGE AND MAKE THE LOAN.

                    Section 9.17. Choice of Law.

                    MORTGAGOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON MORTGAGOR BY MAIL AT THE ADDRESS SET FORTH IN THIS MORTGAGE. MORTGAGOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

                    Section 9.18. Time of Essence.

                    It is specifically agreed that time is of the essence as to all matters provided for in this Mortgage.

                    Section 9.19. Survival of Warranties and Covenants.

                    The warranties, representations, covenants and agreements set forth in this Mortgage shall survive the making of the Loan and the execution and delivery of the Note, and shall continue in full force and effect until all of the Obligations shall have been paid and performed in full.

                    Section 9.20. Forum.

                    Mortgagor hereby irrevocably submits generally and unconditionally for itself and in respect of its property with respect to the Loan and this Mortgage to the jurisdiction of any state court or any United States federal court sitting in the State specified in the governing law section of this Mortgage and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located. Mortgagor hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Mortgagor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Nothing herein shall affect the right of Mortgagee to serve process in any manner permitted by Law or limit the right of Mortgagee to bring proceedings against Mortgagor in any other court or jurisdiction.

[Remainder of page intentionally left blank]

                    IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed under seal as of the date first written above.

MORTGAGOR:

RD SMITHTOWN LLC, a New York limited liability company

By:	Acadia Realty Limited Partnership, its managing member

	By:	Acadia Realty Trust, its general partner

		By	/s/ Robert Masters

Robert Masters
Senior Vice President

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF WESTCHESTER	)

                    On the 28th day of June in the year 2011, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

My Commission Expires:

4/20/14

Debra Leibler-Jones
Notary Public – State of New York
No. 01LE6005994
Qualified in Dutchess County
Comm. Exp. 04/20/2014

EXHIBIT A

Legal Description

PARCEL A-1:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point on the south side of Main Street, distant 590 feet easterly from the corner formed by the intersection of the southerly side of Main Street with the easterly side of Lawrence Avenue, being the point of intersection of the southerly side of Main Street and the center line of Miller Place;

RUNNING THENCE along the southerly side of Main Street north 72 degrees 28 minutes 50 seconds east 93.95 feet;

THENCE still along the southerly side of Main Street north 77 degrees 55 minutes 30 seconds east 96.05 feet to the land now or formerly of Evelyn W. Miller;

THENCE along the land now or formerly of Evelyn W. Miller south 17 degrees 31 minutes 10 seconds east 147.9 feet to the center line of a road;

THENCE along the center line of said road and the extension thereof westerly, north 86 degrees 39 minutes 30 seconds west 202.87 feet to a point in the center line of Miller Place;

THENCE along the center line of Miller Place north 17 degrees 31 minutes 10 seconds west 84.76 feet to the southerly side of Main Street at the point or place of BEGINNING.

PARCEL A-2:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point formed by the intersection of the southerly side of Main Street with the easterly side of Lawrence Avenue;

RUNNING THENCE easterly along the southerly side of Main Street north 72 degrees 28 minutes 50 seconds east 228.66 feet to a point;

THENCE south 17 degrees 31 minutes 10 seconds east 373.78 feet along other land of Smithtown Center, Inc. to land of the Union Free School District No. 1;

THENCE south 72 degrees 28 minutes 50 seconds west 371.10 feet along said land of the Union Free School District No. 1 to a point on the easterly side of Lawrence Avenue;

THENCE north 3 degrees 20 minutes 30 seconds east 400 feet along the easterly side of Lawrence Avenue to the point or place of BEGINNING.

PARCEL A-3:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point on the south side of Main Street distant 228.66 feet easterly as measured along the south side of Main Street from the corner formed by the intersection of the south side of Main Street with the east side of Lawrence Avenue from said point of beginning;

RUNNING THENCE north 72 degrees 28 minutes 50 seconds east along the south side of Main Street 361.34 feet to the center line of Miller Place;

THENCE along the center line of Miller Place the following two courses and distances:

South 17 degrees 31 minutes 10 seconds east 175.16 feet; and
South 3 degrees 20 minutes 30 seconds west 221.82 feet;

THENCE north 87 degrees 14 minutes 55 seconds west a distance of 25 feet to a point in the westerly line of Miller Place;

THENCE south 72 degrees 28 minutes 50 seconds west along land of Union Free School District No. 1, 258.90 feet to land of Smithtown Center Inc.;

THENCE along last-mentioned land north 17 degrees 31 minutes 10 seconds west along last-mentioned land 373.78 feet to the point or place of BEGINNING.

PARCEL B:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

COMMENCING at a point on the southerly side of Main Street, distant 590 feet easterly from the corner formed by the intersection of the easterly side of Lawrence Avenue with the southerly side of Main Street;

RUNNING THENCE south 17 degrees 31 minutes 10 seconds east 84.76 feet to the point of beginning;

THENCE from said point of beginning south 86 degrees 39 minutes 30 seconds east 202.87 feet to land of Evelyn W. Miller;

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THENCE along said land the following four courses and distances:

South 17 degrees 31 minutes 10 seconds east 152.10 feet;
South 72 degrees 28 minutes 50 seconds west 67.96 feet;
South 4 degrees 45 minutes 20 seconds east 338.82 feet;
North 87 degrees 50 minutes 20 seconds west 230 feet to land of Union Free School District No. 1;

THENCE along said land north 2 degrees 09 minutes 40 seconds east 200 feet;

THENCE south 87 degrees 14 minutes 55 seconds east 25 feet;

THENCE north 3 degrees 20 minutes 30 seconds east 221.82 feet;

THENCE north 17 degrees 31 minutes 10 seconds west 90.40 feet to the point or place of BEGINNING.

BLANKET DESCRIPTION

FOR INFORMATION MAY BE USED FOR CONVEYANCING:

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Smithtown Branch, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point formed by the intersection of the southerly side of Main Street with the easterly side of Lawrence Avenue;

RUNNING THENCE easterly along the southerly side of Main Street, north 72 degrees 28 minutes 50 seconds east, 683.95 feet to a point;

THENCE still along the southerly side of Main Street, north 77 degrees 55 minutes 30 seconds east, 96.05 feet; and

THENCE south 17 degrees 31 minutes 10 seconds east, 300.00 feet;

THENCE south 72 degrees 28 minutes 50 seconds west, 67.96 feet;

THENCE south 4 degrees 45 minutes 20 seconds east, 338.82 feet;

THENCE north 87 degrees 50 minutes 20 seconds west, 230.00 feet;

THENCE north 2 degrees 9 minutes 40 seconds east, 200.00 feet;

THENCE south 72 degrees 28 minutes 50 seconds west, 630.00 feet to the easterly side of Lawrence Avenue;

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THENCE along the easterly side of Lawrence Avenue, north 3 degrees 20 minutes 30 seconds east, 400.00 feet to the point or place of BEGINNING.

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NOTE

$139,203.73	As of June 30, 2011

                    FOR VALUE RECEIVED, the undersigned, RD SMITHTOWN LLC, a Delaware limited liabiltiy company (“Maker”), promises to pay to the order of BANK OF AMERICA, N.A. (“Lender”), at its office located at One Bryant Park, 35th Floor, New York, New York 10036, or at such other place as may be designated in writing by Lender, the principal sum of One Hundred Thirty-Nine Thousand Two Hundred Three and 73/100 Dollars ($139,203.73), in lawful money of the United States of America, with interest thereon to be computed from the date hereof at a rate of six percent (6%) per annum.

                    IT IS HEREBY EXPRESSLY AGREED, that the said principal sum secured by this Note shall become due at the option of the holder thereof ON DEMAND; also, that all of the covenants, conditions and agreements contained in the mortgage securing this Note are hereby made part of this instrument.

                    Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

                    This Note is secured by that certain Mortgage dated of even date herewith (the “Mortgage”), given by Maker, as mortgagor, to Lender, as mortgagee, on property situated in the State of New York, County of New York as more particularly described therein.

                    This Note may not be changed or terminated orally.

                    Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and the Mortgage and that this Note and the Mortgage constitute valid and binding obligations of Maker.

                    This Note is secured by, among other things, a Mortgage and Security Agreement dated as of the date hereof from Maker to Lender, which specifies various defaults upon the happening of which all sums owing on this Note may be declared immediately due and payable.

                    This Note shall be governed and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

[Remainder of page intentionally left blank]

                    Maker has duly executed this Note as of the day and year first above written.

MAKER: RD SMITHTOWN LLC, a New York limited liability company

	By	/s/ Robert Masters

Robert Masters Senior Vice President

Location of Premises:	Address of Maker:

Village Commons Shopping Center Town of Smithtown, New York	c/o Acadia Realty Trust 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605

NOTE

$9,360,000	June 30, 2011

                    FOR VALUE RECEIVED, RD SMITHTOWN LLC, a New York limited liability company (“Borrower”), hereby promises to pay to the order of Bank of America, N.A., a national banking association (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at One Bryant Park, 35th Floor, New York, New York 10036, the principal sum of Nine Million Three Hundred Sixty Thousand and No/100 Dollars ($9,360,000) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

                    Section 1. Payment Schedule and Maturity Date. The principal of this Note shall be due and payable in installments equal to the amount for the applicable month (by specific calendar months) set forth on Exhibit A (each such monthly amount, a “Monthly Principal Amount”) on August 1, 2011 and on the first day of each succeeding month thereafter until this Note shall have been fully paid and satisfied; and accrued unpaid interest on this Note shall be due and payable on August 1, 2011 and on the first day of each succeeding month thereafter until all principal and accrued interest owing on this Note shall have been fully paid and satisfied; provided, that on June 30, 2018 (the “Maturity Date”), the final maturity of this Note, the entire principal balance of this Note then unpaid and all accrued interest then unpaid shall be finally due and payable.

                    Section 2. Security; Loan Documents. The security for this Note includes the mortgages described in, and consolidated and modified by, a Mortgage Consolidation and Modification Agreement (as the same may from time to time be amended, restated, modified or supplemented, the “Mortgage”) of even date herewith between Borrower and Lender, conveying and encumbering certain real and personal property more particularly described therein (the “Property”). This Note, the Mortgage, the Loan Agreement between Borrower and Lender of even date herewith (as the same may from time to time be amended, restated, modified or supplemented, the “Loan Agreement”) and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), as the same may from time to time be amended, restated, modified or supplemented, are herein sometimes called individually a “Loan Document” and together the “Loan Documents”. This note is the “Replacement Note” referred to in that certain Note Consolidation and Modification Agreement dated as of the date hereof between Borrower and Lender.

                    Section 3. Interest Rates.

                    3.1. The Principal Debt from day to day outstanding which is not past due shall bear interest at a rate per annum equal to the following (computed as provided in Section 3.4 hereof) as applicable:

                    (a) On Base Rate Principal, on any day, the Base Rate; and

                    (b) On LIBOR Rate Principal, for the applicable Interest Period, the applicable LIBOR Rate.

                    3.2. Interest Rate Elections.

                    (a) Subject to the conditions and limitations in this Note, Borrower may by written notice to Lender in the form specified by Lender (a “Rate Election Notice”):

(i) Elect, for a new advance of funds, that such Principal Debt will be LIBOR Rate Principal or, if no Swap Transaction (as defined in the Loan Agreement) is in effect, Base Rate Principal;

(ii) Elect to convert, on a LIBOR Business Day, all or part of Base Rate Principal into LIBOR Rate Principal;

(iii) Elect to convert, on the last day of the Interest Period applicable thereto, all or part of any LIBOR Rate Principal into Base Rate Principal but only with the consent of Lender; or

(iv) Elect to continue, commencing on the last day of the Interest Period applicable thereto, any LIBOR Rate Principal.

                    If, for any reason, an effective election is not made in accordance with the terms and conditions of this Note for any principal advance or for any LIBOR Rate Principal for which the corresponding Interest Period is expiring, or to convert Base Rate Principal to LIBOR Rate Principal, then the sums in question will be continued for a one month Interest Period until an effective LIBOR Rate Election is thereafter made for such sums.

                    (b) Each Rate Election Notice must be received by Lender not later than 10:00 a.m. on the applicable date as follows:

(i) With respect to an advance of or conversion to Base Rate Principal, one (1) Business Day prior to the proposed date of advance or conversion; and

(ii) With respect to an advance of, conversion to or continuation of LIBOR Rate Principal, three (3) LIBOR Business Days prior to the proposed date of advance, conversion or continuation.

                    Unless otherwise specified herein, no conversion from LIBOR Rate Principal may be made other than at the end of the corresponding Interest Period. Each Rate Election Notice shall stipulate: (A) the amount of the advance or of the Principal Debt to be converted or continued; (B) the nature of the proposed advance, conversion or continuation, which shall be either Base Rate Principal, LIBOR Rate Principal or a combination thereof, and in the case of a conversion or continuation, the nature of the Principal Debt to be converted or continued; and (C) in the case of LIBOR Rate Principal, the proposed commencement date and duration of the Interest Period. All such notices shall be irrevocable once given, and shall be deemed to have been given only when actually received by Lender in writing in a form specified by Lender.

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                    3.3. General Conditions Precedent to LIBOR Rate Election. In addition to any other conditions herein, a LIBOR Rate Election shall not be permitted if:

(a) An Event of Default has occurred and has not been waived by Lender or a Potential Default has occurred and is continuing; or

(b) After giving effect to the requested LIBOR Rate Election, the sum of all LIBOR Rate Principal plus all Base Rate Principal would exceed the principal face amount of this Note; or

(c) The requested LIBOR Rate Election would cause more than one (1) LIBOR Rate Election by Borrower to be in effect at any one time; or

(d) The amount of LIBOR Rate Principal requested in the LIBOR Rate Election is other than (x) the full Principal Debt or (y) $1,000,000 a larger integral multiple of $100,000; or

(e) The requested interest period does not conform to the definition of Interest Period herein; or

(f) Any of the circumstances referred to in Section 3.5 hereof shall apply with respect to the requested LIBOR Rate Election or the requested LIBOR Rate Principal.

                    3.4. Computations and Determinations. All interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Lender shall determine each interest rate applicable to the Principal Debt in accordance with this Note and its determination thereof shall be conclusive in the absence of manifest error. The books and records of Lender shall be conclusive evidence, in the absence of manifest error, of all sums owing to Lender from time to time under this Note, but the failure to record any such information shall not limit or affect the obligations of Borrower under the Loan Documents.

                    3.5. BBA LIBOR Daily Floating Rate. Notwithstanding the foregoing, (x) at any time when there is no Swap Transaction (as defined in the Loan Agreement) in effect with respect to the Principal Debt, at Lender’s election upon the expiration of the next Interest Period, and (y) at such times as Borrower may elect, in a Rate Election Notice subject to the approval of Lender, at Lender’s election upon the expiration of the next Interest Period, the unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum (the “Floating Rate”) equal to the BBA LIBOR Daily Floating Rate (as hereinafter defined) for that day plus one hundred forty (140) basis points per annum.

                    3.6. Unavailability of Rate. Lender may notify Borrower if, with respect to any LIBOR Rate Election, or any LIBOR Rate Principal outstanding hereunder, the London Interbank Offered Rate, or BBA LIBOR Daily Floating Rate, is not available, or if Lender determines that no adequate basis exists for determining the LIBOR Rate (or BBA LIBOR Daily Floating Rate) or that the LIBOR Rate (or BBA LIBOR Daily Floating Rate) will not adequately and fairly reflect the cost to Lender of funding or maintaining the applicable LIBOR Rate Principal for such Interest Period, or that any applicable Law, or any request or directive

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(whether or not having the force of law) of any Tribunal, or compliance therewith by Lender, prohibits or restricts or makes impossible the making or maintaining of such LIBOR Rate Election or LIBOR Rate Principal or the charging of interest on such LIBOR Rate Principal. If Lender so notifies Borrower, then until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, (a) the obligation of Lender to permit such LIBOR Rate Election (or BBA LIBOR Daily Floating Rate) shall be suspended and (b) all existing affected portions of the Principal Debt shall automatically become Base Rate Principal, either (i) on the last day of the corresponding Interest Period (if Lender determines that it may lawfully continue to fund and maintain the affected LIBOR Rate Principal to such day), if any; or (ii) immediately (with respect to the BBA LIBOR Daily Floating Rate or if Lender determines that it may not lawfully continue to fund and maintain the affected LIBOR Rate Principal to such day) and in such case Borrower shall pay to Lender the Consequential Loss, if any, pursuant to Section 4 hereof.

                    3.7. Increased Cost and Reduced Return. If at any time after the date hereof, Lender (which shall include, for purposes of this Section 3.6, any corporation controlling Lender) determines that the adoption or modification of any applicable Law regarding taxation, Lender’s required levels of reserves, deposits, insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any Tribunal or compliance by Lender with any of such requirements, has or would have the effect of (a) increasing Lender’s costs related to the Indebtedness, or (b) reducing the yield or rate of return of Lender on the Indebtedness, to a level below that which Lender could have achieved but for the adoption or modification of any such requirements, Borrower shall, within fifteen (15) days of any request by Lender, pay to Lender such additional amounts as (in Lender’s sole judgment, after good faith and reasonable computation) will compensate Lender for such increase in costs or reduction in yield or rate of return of Lender. No failure by Lender to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of Lender’s right to demand payment of any such amounts at any subsequent time. Nothing herein contained shall be construed or shall so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable Law.

                    3.8. Default Rate. After the occurrence of a Default (including the expiration of any applicable cure period), Lender, in Lender’s sole discretion and without notice or demand, may raise the rate of interest accruing on the outstanding principal balance of this Note by three hundred (300) basis points above the rate of interest otherwise applicable (“Default Rate”), independent of whether Lender elects to accelerate the outstanding principal balance of this Note.

                    3.9. Additional Defined Terms. In addition to other terms defined herein, as used herein the following terms shall have the meanings indicated, unless the context otherwise requires:

                    “Adjusted LIBOR Rate” means the quotient obtained by dividing (a) the applicable London Interbank Offered Rate by (b) 1.00 minus the LIBOR Reserve Percentage.

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                    “Base Rate” means, on any day, a simple rate per annum equal to the Base Rate Margin plus the highest of the following: (a) the Prime Rate for that day, (b) the Federal Funds Rate for that day plus fifty (50) basis points, and (c) BBA LIBOR Daily Floating Rate for that day plus one hundred forty (140) basis points.

                    “Base Rate Margin” means one hundred forty (140) basis points.

                    “Base Rate Principal” means, at any time, the Principal Debt minus the portion, if any, of such Principal Debt which is LIBOR Rate Principal.

                    “BBA LIBOR” means the British Bankers Association LIBOR Rate.

                    “BBA LIBOR Daily Floating Rate” means a fluctuating rate of interest per annum equal to BBA LIBOR, as published by Reuters (or other commercially available source providing quotations for BBA LIBOR as selected by Lender, from time to time, as determined for each Business Day at approximately 11:00 a.m. London time two (2) London Banking Days prior to the date in questions, for U.S. Dollar deposits (for delivery on the first day of such interest period) with a one month term, as adjusted from time to time in Lender’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. If the BBA LIBOR Daily Floating rate is not available for any reason, then such rate will be disregarded in determining the Base Rate.

                    “Federal Funds Rate” means for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds rate for such day shell be such rate on such transaction on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1% charged to Bank of America, N.A. on such day on such transactions as determined by Lender.

                    “Indebtedness” means any and all of the indebtedness to Lender evidenced, governed or secured by or arising under this Note or any other Loan Document.

                    “Interest Period” means with respect to any LIBOR Rate Principal, the period commencing on the date such LIBOR Rate Principal is disbursed or on the date on which the Principal Debt or any portion thereof is converted into or continued as such LIBOR Rate Principal, and ending on the date one (1) month thereafter, as elected by Borrower in the applicable Rate Election Notice; provided that:

(i) Each Interest Period must commence on a LIBOR Business Day;

          (ii) In the case of the continuation of LIBOR Rate Principal, the Interest Period applicable after the continuation of such LIBOR Rate Principal shall commence on the last day of the preceding Interest Period;

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(iii) The last day of each Interest Period and the actual number of days during the Interest Period shall be determined by Lender using the practices of the London interbank market; and

          (iv) No Interest Period shall extend beyond the Maturity Date, and any Interest Period which begins before the Maturity Date and would otherwise end after the Maturity Date shall instead end on the Maturity Date.

                    “Laws” means all constitutions, treaties, statutes, laws, ordinances, regulations, rules, orders, writs, injunctions, or decrees of the United States of America, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any Tribunal.

                    “LIBOR Business Day” means a Business Day which is also a London Banking Day.

                    “LIBOR Margin” means one hundred forty (140) basis points.

                    “LIBOR Rate” means for any applicable Interest Period for any LIBOR Rate Principal, a simple rate per annum equal to the sum of the LIBOR Margin plus the Adjusted LIBOR Rate.

                    “LIBOR Rate Election” means an election by Borrower of an applicable LIBOR Rate in accordance with this Note.

                    “LIBOR Rate Principal” means any portion of the Principal Debt which bears interest at an applicable LIBOR Rate at the time in question.

                    “LIBOR Reserve Percentage” means, with respect to any applicable Interest Period, for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including basic, supplemental, emergency, special and marginal reserves) generally applicable to financial institutions regulated by the Federal Reserve Board comparable in size and type to Lender, in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Rate Principal is determined), whether or not Lender has any Eurocurrency liabilities or such requirement otherwise in fact applies to Lender. The LIBOR Rate shall be adjusted automatically as of the effective date of each change in the LIBOR Reserve Percentage.

                    “London Banking Day” means a day on which banks in London are open for business and dealing in offshore dollars.

                    “London Interbank Offered Rate” means, with respect to any applicable Interest Period, the rate per annum equal to BBA LIBOR, as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by Lender from time to time) at approximately 11:00 a.m. London time two (2) London Banking Days before the

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commencement of the Interest Period, for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.

                    “Note” means this promissory note, and any renewals, extensions, amendments or supplements hereof.

                    “Potential Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                    “Prime Rate” means, on any day, the rate of interest per annum then most recently established by Lender as its “prime rate”, it being understood and agreed that such rate is set by Lender as a general reference rate of interest, taking into account such factors as Lender may deem appropriate, that it is not necessarily the lowest or best rate actually charged to any customer or a favored rate, that it may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and that Lender may make various business or other loans at rates of interest having no relationship to such rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in Lender’s Prime Rate. If Lender (including any subsequent holder of this Note) ceases to exist or to establish or publish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal (or the average prime rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported.

                    “Principal Debt” means the aggregate unpaid principal balance of this Note at the time in question.

                    “Tribunal” means any state, commonwealth, federal, foreign, territorial or other court or governmental department, commission, board, bureau, district, authority, agency, central bank, or instrumentality, or any arbitration authority.

                    Section 4. Prepayment.

                    (a) Borrower may prepay the principal balance of this Note, in full at any time or in part from time to time, provided that: (i) no prepayment may be made which in Lender’s judgment would contravene or prejudice funding under any applicable permanent loan commitment or tri-party agreement or the like; (ii) Lender shall have actually received from Borrower prior irrevocable written notice (the “Prepayment Notice”) of Borrower’s intent to prepay, the amount of principal which will be prepaid (the “Prepaid Principal”), and the date on which the prepayment will be made; (iii) each prepayment shall be in the amount of $1,000 or a larger integral multiple of $1,000 (unless the prepayment retires the outstanding balance of this Note in full); and (iv) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus accrued unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Lender under the Loan Documents on or before the date of prepayment but have not been paid; and (v) no portion of LIBOR Rate Principal may be prepaid except on the last day of the Interest Period applicable thereto, unless (X) the prior written consent of Lender is obtained which consent, if given, shall provide, without limitation, the manner and order in

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which the prepayment is to be applied to the Indebtedness, and (Y) Borrower pays to Lender and Consequential Loss as a result thereof, in accordance with Section 4(b) below. If this Note is prepaid in full, any commitment of Lender for further advances shall automatically terminate. No Prepaid Principal may be reborrowed.

                    (b) Within fifteen (15) days after request by Lender (or at the time of any prepayment), Borrower shall pay to Lender such amount or amounts as will compensate Lender for any loss, cost, expense, penalty, claim or liability, including any loss incurred in obtaining, prepaying, liquidating or employing deposits or other funds from third parties and any loss of revenue, profit or yield, as determined by Lender in its judgment reasonably exercised (together, “Consequential Loss”) incurred by Lender with respect to any LIBOR Rate, including any LIBOR Rate Election or LIBOR Rate Principal as a result of: (i) the failure of Borrower to make any payment on the date or in the amount specified in any Prepayment Notice from Borrower to Lender; (ii) the failure of Borrower to borrow, continue or convert into LIBOR Rate Principal on the date or in the amount specified in any Rate Election Notice or other notice given by Borrower to Lender; (iii) the early termination of any Interest Period for any reason; or (iv) the payment or prepayment of any amount on a date other than the date such amount is required or permitted to be paid or prepaid. Borrower agrees to pay all Consequential Loss upon any prepayment of LIBOR Rate Principal, whether voluntary or involuntary, whether effected by a credit bid at foreclosure, or whether by reason of acceleration upon an Event of Default or upon any transfer or conveyance of any right, title or interest in the Property giving Lender the right to accelerate the maturity of this Note as provided in the Mortgage. Notwithstanding the foregoing, the amount of the Consequential Loss shall never be less than zero or greater than is permitted by applicable Law. Lender shall provide a notice to Borrower setting forth Lender’s determination of any Consequential Loss, which notice shall be conclusive and binding in the absence of manifest error. Lender reserves the right to provide interim calculations of such Consequential Loss in any notice of default or notice of sale for information purposes, but the exact amount of such Consequential Loss shall be calculated only upon the actual prepayment of LIBOR Rate Principal as described herein. The Consequential Loss shall be included in the total indebtedness secured by the Mortgage for all purposes, including in connection with a foreclosure sale. Lender may include the amount of the Consequential Loss in any credit bid Lender may make at a foreclosure sale. Lender shall have no obligation to purchase, sell and/or match funds in connection with the funding or maintaining of the Loan or any portion thereof. The obligations of Borrower under this Section shall survive any termination of the Loan Documents and payment of this Note and shall not be waived by any delay by Lender in seeking such compensation.

                    Section 5. Late Charges. If Borrower shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within fifteen (15) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to four percent (4%) of the amount of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other amount that Lender may be entitled to receive or action that Lender may be authorized to take as a result of such late payment.

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                    Section 6. Certain Provisions Regarding Payments. All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding. Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default (as hereinafter defined), (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect. Payments received after 2:00 p.m. shall be deemed to be received on, and shall be posted as of, the following Business Day. Whenever any payment under this Note or any other Loan Document falls due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

                    Section 7. Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

(a) Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note.

(b) Any covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, subject to any applicable grace or cure period.

(c) An Event of Default (as therein defined) occurs under any of the Loan Documents other than this Note (subject to any applicable grace or cure period).

Section 8. Remedies. Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

          (a) Lender may accelerate the Maturity Date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.

          (b) Lender may set off the amount owed by Borrower to Lender, whether or not matured and regardless of the adequacy of any other collateral securing this Note, against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.

(c) Lender may exercise any of its other rights, powers and remedies under the Loan Documents or at law or in equity.

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                    Section 9. Remedies Cumulative. All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies. No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time. No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

                    Section 10. Costs and Expenses of Enforcement. Borrower agrees to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note or to enforce any of Lender’s rights and remedies under the Loan Documents, including court costs and reasonable attorneys’ fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal.

                    Section 11. Service of Process. Robert Masters, the agent hereby designated and appointed by Borrower as Borrower’s agent for service of process. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions, subject to any provision or agreement for arbitration or dispute resolution set forth in the Loan Agreement.

                    Section 12. Heirs, Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.

                    Section 13. General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and each party executing this Note as Borrower hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the State of New York the state and county in which payment of this Note is to be made] for the enforcement of any and

10

all obligations under this Note and the other Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of New York (without regard to any principles of conflicts of laws) and applicable United States federal law. Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made. The term “Business Day” shall mean a day on which Lender is open for the conduct of substantially all of its banking business at its office in the city in which this Note is payable (excluding Saturdays and Sundays). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement. The words “include” and “including” shall be interpreted as if followed by the words “without limitation”.

                    Section 14. Notices. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the terms of the Loan Agreement regarding notices.

                    Section 15. No Usury. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Mortgage, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

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                    Section 16. Lost Note. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of this Note or other security document, Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

                    Section 17. Method of Payment. All payments due under this Note shall be made by Borrower to Lender at One Bryant Park, 35th Floor, New York, New York 10036 or such other place as Lender may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

                    Section 18. Pledge to the Federal Reserve. Lender may at any time pledge or assign all or any portion of its rights under the loan documents, which evidence and/or secure the Loan, including any portion of this Note, to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Lender from its obligations under any of the loan documents, which evidence and/or secure the Loan.

                    Section 19. Right of Setoff. Borrower hereby grants to Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Lender whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of Bank of America Corporation and its successors and/or assigns or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by Borrower), Lender may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral security for the Loan which is evidenced by this Note. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN WHICH IS EVIDENCED BY THIS NOTE PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                    Section 20. Waiver of Jury Trial. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THE LOAN EVIDENCED BY THIS NOTE OR ENFORCEMENT OF THE LOAN DOCUMENTS EVIDENCING AND/OR SECURING THE LOAN, AND AGREE THAT NEITHER PARTY WILL SEEK TO

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CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN.

                    Section 21. Choice of Law. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

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13

                    IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

BORROWER:

RD SMITHTOWN LLC, a New York limited liability company

By:	Acadia Realty Limited Partnership, its managing member

	By:	Acadia Realty Trust, its general partner

		By	/s/ Robert Masters

Robert Masters Senior Vice President

Exhibit A

Amortization Schedule

	Payment Date	Principal Payment Amount

1	08/01/11	9,864.31
2	09/01/11	9,864.31
3	10/01/11	9,864.31
4	11/01/11	9,864.31
5	12/01/11	9,864.31
6	01/01/12	9,864.31
7	02/01/12	9,864.31
8	03/01/12	9,864.31
9	04/01/12	9,864.31
10	05/01/12	9,864.31
11	06/01/12	9,864.31
12	07/01/12	9,864.31
13	08/01/12	9,864.31
14	09/01/12	9,864.31
15	10/01/12	9,864.31
16	11/01/12	9,864.31
17	12/01/12	9,864.31
18	01/01/13	9,864.31
19	02/01/13	9,864.31
20	03/01/13	9,864.31
21	04/01/13	9,864.31
22	05/01/13	9,864.31
23	06/01/13	9,864.31
24	07/01/13	9,864.31
25	08/01/13	9,864.31
26	09/01/13	9,864.31
27	10/01/13	9,864.31
28	11/01/13	9,864.31
29	12/01/13	9,864.31
30	01/01/14	9,864.31
31	02/01/14	9,864.31
32	03/01/14	9,864.31
33	04/01/14	9,864.31
34	05/01/14	9,864.31
35	06/01/14	9,864.31
36	07/01/14	9,864.31
37	08/01/14	9,864.31
38	09/01/14	9,864.31
39	10/01/14	9,864.31
40	11/01/14	9,864.31
41	12/01/14	9,864.31
42	01/01/15	9,864.31
43	02/01/15	9,864.31
44	03/01/15	9,864.31
45	04/01/15	9,864.31

46	05/01/15	9,864.31
47	06/01/15	9,864.31
48	07/01/15	9,864.31
49	08/01/15	9,864.31
50	09/01/15	9,864.31
51	10/01/15	9,864.31
52	11/01/15	9,864.31
53	12/01/15	9,864.31
54	01/01/16	9,864.31
55	02/01/16	9,864.31
56	03/01/16	9,864.31
57	04/01/16	9,864.31
58	05/01/16	9,864.31
59	06/01/16	9,864.31
60	07/01/16	9,864.31
61	08/01/16	9,864.31
62	09/01/16	9,864.31
63	10/01/16	9,864.31
64	11/01/16	9,864.31
65	12/01/16	9,864.31
66	01/01/17	9,864.31
67	02/01/17	9,864.31
68	03/01/17	9,864.31
69	04/01/17	9,864.31
70	05/01/17	9,864.31
71	06/01/17	9,864.31
72	07/01/17	9,864.31
73	08/01/17	9,864.31
74	09/01/17	9,864.31
75	10/01/17	9,864.31
76	11/01/17	9,864.31
77	12/01/17	9,864.31
78	01/01/18	9,864.31
79	02/01/18	9,864.31
80	03/01/18	9,864.31
81	04/01/18	9,864.31
82	05/01/18	9,864.31
83	06/01/18	9,864.31
84	06/30/18	8,541,262.27

NOTE CONSOLIDATION AND MODIFICATION AGREEMENT

                    NOTE CONSOLIDATION AND MODIFICATION AGREEMENT made as of the 30th day of June, 2011 by and between BANK OF AMERICA, N.A. (“Lender”), pursuant to the Loan Agreement defined below, having an office at One Bryant Park, 35th Floor, New York, New York 10036 (“Lender”), and RD SMITHTOWN LLC, a Delaware limited liability company having an address at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (“Mortgagor”).

                    Lender is now the present owner and holder of certain note(s) (as the same may have been modified, collectively the “Notes”) secured by the mortgages more particularly described on Exhibit A hereto (collectively, the “Mortgages”). The Notes evidence an aggregate outstanding principal indebtedness of $9,360,000.

                    Lender acquired the Notes pursuant to that certain Term Loan Agreement dated as of the date hereof (the “Loan Agreement”) by and between Borrower and Lender.

                    Lender, the holder of the Notes, and Borrower, the owner of the premises encumbered by the Mortgage, have agreed to consolidated, modify and restate the terms of the Note in the manner hereinafter set forth.

                    NOW, THEREFORE, in consideration of mutual promises and agreements contained herein, the parties hereto covenant and agree as follows:

                    1. Borrower hereby acknowledges that on the date hereof the outstanding principal balance of the Notes is $9,360,000 (the “Indebtedness”).

                    2. All of the terms, covenants and conditions of the Notes are hereby consolidated, modified and restated in their entirety on the terms and conditions set forth in the Loan Agreement; and the Notes as consolidated, modified and restated in their entirety shall be evidenced by a replacement note in the aggregate principal amount of $9,360,000, issued as the “Note” under the Loan Agreement (collectively, the “Replacement Note”).

                    3. Borrower acknowledges that it is indebted to Lender in accordance with the Replacement Note and assumes, covenants and agrees to pay the Indebtedness in accordance with the terms, covenants and conditions of the Loan Agreement and the Replacement Note.

                    4. Borrower warrants and represents that as of the date hereof there exist no counterclaims, offsets or defenses with respect to its obligations under the Replacement Note.

                    5. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

                    6. This Agreement and the rights and obligations of the parties hereto shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York.

                    7. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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                    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BANK OF AMERICA, N.A.

By	/s/ Gregory Egli

Gregory Egli
Senior Vice President

RD SMITHTOWN LLC, a New York limited liability company

By	/s/ Robert Masters

Robert Masters
Senior Vice President

EXHIBIT A

Mortgage Schedule

(All recording references are to the Office of the County Clerk of Suffolk County, NY)

1.

Mortgage dated May 22, 1997 made by RD Smithtown LLC to Fleet Bank, National Association to secure the principal sum of $7,100,000 and recorded on June 2, 1997 in Liber 19204, page 560. (Principal amount currently outstanding: $5,541,642.43)

2.	Mortgage dated May 22, 1997 made by RD Smithtown LLC to Fleet Bank, National Association to secure the principal sum of $1,000,000 and recorded on June 2, 1997 in Liber 19204, page 561.

Mortgage dated as of February 19, 1998 made by RD Smithtown LLC to Fleet Bank, National Association to secure the principal sum of $1,500,000 and recorded on March 9, 1998 in Liber 19308, page 495. Consolidated by its terms with the aforesaid mortgage recorded in Liber 19204, page 561 to form a single lien of $2,500,000. (Principal amount currently outstanding: $2,192,082.88)

3.

Mortgage dated May 31, 2002 made by RD Smithtown LLC to Fleet National Bank to secure the principal sum of $1,439,437 and recorded on June 12, 2002 in Liber 20015, page 518. (Principal amount currently outstanding: $97,152.36)

4.

Mortgage dated June 30, 2004 made by RD Smithtown LLC to Fleet National Bank to secure the principal sum of $1,840,497.61 and recorded on July 15, 2004 in Liber 20796, page 519. (Principal amount currently outstanding: $1,389,918.60)

5.	Mortgage dated as of the date hereof by RD Smithtown LLC to Bank of America, N.A. to secure the principal sum of $139,203.73 and to be recorded in contemporaneously herewith.

Bank of America, N.A. is the successor by merger to Fleet National Bank.

GUARANTY AGREEMENT

                    THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of the 30th day of June, 2011, by ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (“Guarantor”), in favor of BANK OF AMERICA, N.A., a national banking association (“Lender”).

Preliminary Statements

                    Lender and RD Smithtown LLC, a New York limited liability company (“Borrower”), have entered into, are entering into concurrently herewith, or contemplate entering into, that certain Term Loan Agreement dated as of the date hereof (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of certain loans (collectively, the “Loan”) by Lender to Borrower for with respect to land located in the Town of Smithtown, Suffolk County, New York as more particularly described in the Loan Agreement and identified therein as the Land and the Improvements thereon.

                    A condition precedent to Lender’s obligation to make the Loan to Borrower is Guarantor’s execution and delivery to Lender of this Guaranty.

                    The Loan is, or will be, evidenced by one or more notes executed by Borrower pursuant to the Loan Agreement and payable to the order of Lender in the aggregate principal face amount of up to $9,360,000 (such notes, as may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the “Note”).

                    Borrower and Lender may from time to time enter into one or more “Swap Contracts” as defined in the Loan Agreement.

                    Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement.

Statement of Agreements

                    For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the “Guaranteed Obligations”), this Guaranty being upon the following terms and conditions:

                    1. Guaranty of Payment. Guarantor hereby jointly and severally, unconditionally and irrevocably guarantees to Lender the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, of (a) all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), fees, late charges, costs, expenses, indemnification indebtedness, and other sums of money now or hereafter due and owing, or which Borrower is obligated to pay, pursuant to the terms of the Note, the Loan Agreement, the Mortgage, the Environmental Agreement, any application, agreement, note or other document executed and delivered in connection with any Swap Contract or any other Loan Documents, including any indemnifications contained in the Loan Documents, now or hereafter existing, and all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness, or any of the Loan Documents, or any part thereof, (b) any and all transfer taxes which may be due in connection with the foreclosure of the Mortgage or delivery of a deed-in-lieu of foreclosure of the Mortgage, (c) all legal and other costs or expenses paid or incurred by or on behalf of Lender in the enforcement thereof or hereof and (d) any loss, cost, damage or expense paid or incurred by or on behalf of Lender by reason of (i) any fraud or material misrepresentation, (ii) taxes of any kind (whether characterized as transfer, gains or other taxes) payable in connection with the foreclosure sale of the Property, irrespective of who pays such taxes, (iii) application of any proceeds of the Loan to any purpose other than as provided in the Loan Documents (provided that Guarantor’s liability under this clause (iii) shall not apply to distributions made by Borrower more than thirty (30) days prior to an Event of Default provided that such distributions are in the ordinary course of business and Borrower is solvent at the time of such distributions); (iv) the application of any insurance or condemnation proceeds or other funds or payments other than strictly in accordance with the Loan Documents, (v) the misapplication of any security deposits, (vi) rents, sales proceeds, or other sums received after default under the Loan Documents which are not applied to expenses of operating the Property or paid to Lender or a duly appointed receiver of the Property, (vii) any failure to deliver to Lender, after demand therefor, any agreements relating to the operation, management, leasing, use, occupancy or construction of the Property, (viii) any intentional physical waste in respect of the Property, (ix) any failure to pay or discharge any real estate tax, other tax, assessment, fine, penalty or lien against the Property to the extent revenue from leases of the Property was available to pay same, (x) liability as landlord under any lease(s) relating to the Property which liability accrued prior to Lender’s succeeding to such interest of Borrower, which Lender is or becomes obligated for by virtue of Lender succeeding to the interests of Borrower, (xi) any Insolvency Event (as hereinafter defined), (xii) any state of facts or circumstances which are contrary to the representations and warranties set forth in Section 31 or (xiii) Lender being required by any agreement entered into with a tenant of the Property to release any insurance and/or condemnation award proceeds as to which Borrower is not entitled to have applied to restoration of the Property pursuant to the Mortgage (the indebtedness described above in this Section 1 is herein collectively called the “Indebtedness”). Notwithstanding the foregoing, Guarantor’s aggregate liability in respect of the principal, interest and other amounts referred to in clause (a) above (the “Payment Liability”) shall be limited to the PL Amount as defined below (the limitation in this proviso being herein referred to as the “Payment Liability Limitation”), provided that (x) in no event shall the Payment Liability Limitation in the foregoing proviso affect Guarantor’s liability hereunder as to all amounts due and owing pursuant to clauses (b), (c) and (d) above (collectively, “Guarantor’s Carveout Liability”) and (y) the effectiveness or continuing effectiveness of the Principal Payment Limitation shall be conditioned on the absence of any Insolvency Event, it being understood and agreed that if said condition is not continuously satisfied Guarantor’s liability hereunder in respect of the entire principal amount of the Loan and

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all other amounts due under the Loan Documents shall be in full force and effect and the Principal Payment Limitation shall be void and of no force or effect. As used herein, the term “PL Amount” shall mean zero dollars ($0).

                    As used herein, the term “Insolvency Event” shall mean any voluntary or collusive involuntary filing of any bankruptcy, insolvency or similar proceeding by or against Borrower or Guarantor.

                    In the event of a foreclosure sale, Guarantor agrees that Guarantor’s liability hereunder shall not be reduced out of the proceeds of such sale except to the extent that such proceeds exceed the sum of (x) the unpaid principal amount of the Loan and accrued and unpaid interest, (y) costs and expenses of such sale and (z) the amount of any taxes or assessments or any similar charges paid out of the proceeds of such sale or subject to which the Property has been sold. Nothing herein is intended to require Lender to proceed against Borrower or any security for the Loan before proceeding against Guarantor at any time or limit Lender’s right to proceed against Guarantor at any time or from time to time for principal, interest, default interest and late charges guaranteed hereby which are not paid as and when the same become due in accordance with the terms of the Note, Loan Agreement and Mortgage whether or not Lender shall have declared the principal of the Note and accrued and unpaid interest, default interest and late charges payable thereunder or under the Mortgage or the Loan Agreement to be immediately due and payable.

                    This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Lender in stages or installments. The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection.

                    2. Intentionally Omitted.

                    3. Primary Liability of Guarantor.

                    (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. Guarantor shall be liable for the payment and performance of the Guaranteed Obligations as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or Person (hereinafter defined) whatsoever.

                    (b) Guarantor hereby agrees that in the event of (i) default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate; (ii) the failure of Guarantor to perform completely and satisfactorily the covenants, terms and conditions of any of the Guaranteed Obligations; (iii) the death, incompetency, dissolution or insolvency of Guarantor, provided, however, that the death of a Guarantor shall not be an Event of Default if a new guarantor satisfactory to Lender in its sole

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discretion assumes the deceased Guarantor’s obligations within sixty (60) days of the death of such Guarantor; (iv) the inability of Guarantor to pay debts as they mature; (v) an assignment by Guarantor for the benefit of creditors; (vi) the institution of any proceeding by or against Guarantor in bankruptcy or for a reorganization or an arrangement with creditors, or for the appointment of a receiver, trustee or custodian for any of them or for any of their respective properties; (vii) the breach of any of the covenants set forth in Sections 18 or 19; (viii) the entry of a judgment against Guarantor for an amount in excess of $1,000,000 and Guarantor shall not discharge the same or cause it to be discharged within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal; (ix) a writ or order of attachment, levy or garnishment is issued against Guarantor; (x) the falsity in any material respect of, or any material omission in, any representation made to Lender by Guarantor; or (xi) any transfer of assets of any Guarantor, without Lender’s prior consent (except for transfers in the ordinary course of Guarantor’s business provided that any such transfer is in compliance with applicable Laws and all covenants and agreements by which Guarantor is bound, customary political and charitable contributions, and transfers for which Guarantor receives consideration substantially equivalent to the fair market value of the transferred asset) (individually and collectively an “Event of Default”); then upon the occurrence of such Event of Default, the Guaranteed Obligations, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Lender, and Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor, default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, all such notices being hereby waived by Guarantor, pay the amount due to Lender or perform or observe the agreement, covenant, term or condition, as the case may be, and pay all damages and all costs and expenses that may arise in consequence of such Event of Default (including, without limitation, all attorneys’ fees and expenses, investigation costs, court costs, and any and all other costs and expenses incurred by Lender in connection with the collection and enforcement of the Note, this Guaranty or any other Loan Document), whether or not suit is filed thereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal. It shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness or for such performance, or to enforce any rights against any security that shall ever have been given to secure such indebtedness or performance, or to join Borrower or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Lender from suing on the Note or foreclosing the Mortgage or from exercising any other rights thereunder, and if such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due on the Note and Mortgage, and Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of the Property or other collateral given

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for the Indebtedness or any part thereof, whether by foreclosure or otherwise, Lender may at its discretion purchase all or any part of the Property or collateral so sold or offered for sale for its own account and may, in payment of the amount bid therefor, deduct such amount from the balance due it pursuant to the terms of the Note, Mortgage and other Loan Documents.

                    (c) Suit may be brought or demand may be made against Borrower or against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto. Any time that Lender is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment and/or performance. If Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full.

                    4. Certain Agreements and Waivers by Guarantor.

                    (a) Guarantor hereby agrees that neither the rights or remedies of Lender nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(1) any limitation of liability or recourse in any other Loan Document or arising under any law;

(2) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration;

(3) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

(4) any homestead exemption or any other exemption that is waivable under applicable law;

          (5) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor’s recourse against any Person or collateral;

          (6) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any

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complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;

          (7) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

          (8) either with or without notice to or consent of Guarantor: any renewal, extension, modification, supplement, subordination or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Lender to Borrower, Guarantor, and/or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

          (9) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations;

          (10) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse, or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Lender shall have no duty to notify Guarantor of any information which Lender may have concerning Borrower;

          (11) if for any reason Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;

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          (12) the making of advances by Lender to protect their interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents;

          (13) the existence of any claim, counterclaim, set-off or other right that Guarantor may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document;

          (14) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or Persons creating the Guaranteed Obligations acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations);

          (15) any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Lender; or

          (16) any other condition, event, omission, action or inaction that would in the absence of this paragraph result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty or any other agreement.

(17) any early termination of any of the Guaranteed Obligations;

(18) Lender’s enforcement or forbearance from enforcement of the Guaranteed Obligations on a net or gross basis; or

          (19) any invalidity, irregularity or unenforceability in whole or in part (including with respect to any netting provision) of any Swap Contract or any confirmation, instrument or agreement required thereunder or related thereto, or any transaction entered into thereunder, or any limitation on the liability of Borrower thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

                    (b) In the event any payment by Borrower or any other Person to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund

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such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any attorneys’ fees, costs and expenses paid or incurred by Lender in connection with any such event. It is the intent of Guarantor, Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Lender shall be entitled to continue to hold this Guaranty in its possession for the longer of (i) the period after which any performance of obligations under the Environmental Agreement shall accrue, or (ii) a period of one year from the date the Guaranteed Obligations are paid and performed in full and for so long thereafter as may be necessary to enforce any obligation of Guarantor hereunder and/or to exercise any right or remedy of Lender hereunder.

                    (c) If acceleration of the time for payment of any amount payable by Borrower under the Note, the Loan Agreement, any Swap Contract or any other Loan Document is stayed or delayed by any law or tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Lender.

                    5. Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

          (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing such indebtedness shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;

          (b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed;

          (c) Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove the claim of Lender in any such proceeding so as to establish their rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), dividends and

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payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 5, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

          (d) Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 5, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

                    6. Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. Further, Guarantor’s liability under this Guaranty is in addition to any and all other liability Guarantor may have in any other capacity, including without limitation, its capacity as a general partner.

                    7. Lender Assigns. This Guaranty is for the benefit of Lender and Lender’s successors and assigns, subject to the terms of the Loan Agreement, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice of any such transfer or assignment will not affect the liabilities of Guarantor hereunder.

                    8. Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually.

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                    9. Governing Law; Forum; Consent to Jurisdiction. This Guaranty is an agreement executed under seal. The validity, enforcement, and interpretation of this Guaranty, shall for all purposes be governed by and construed in accordance with the laws of the State of New York and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. If any Guarantor is a corporation, the designation “(SEAL)” on this Guaranty shall be effective as the affixing of such Guarantor’s corporate seal physically to this Guaranty. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable. Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor’s property to the nonexclusive jurisdiction of any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section and to the jurisdiction of any state or United States federal court sitting in the state in which any of the Land is located, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in any court in which Guarantor is subject to jurisdiction. Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address set forth at the end of this Guaranty, or at a subsequent address of which Lender receives actual notice from Guarantor in accordance with the notice provisions hereof, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Guarantor in any other court or jurisdiction. Guarantor hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Guarantor may otherwise be entitled under the laws of the United States of America or any State or possession of the United States of America now in force or which may hereinafter be enacted. The authority and power to appear for and enter judgment against the Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as the Lender shall deem necessary and desirable.

                    10. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.

                    11. Attorneys’ Fees and Costs of Collection. Guarantor shall pay on demand all attorneys’ fees and all other costs and expenses incurred by Lender in the enforcement of or

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preservation of Lender’s rights under this Guaranty including, without limitation, all attorneys’ fees and expenses, investigation costs, and all court costs, whether or not suit is filed hereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 11 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note. Guarantor’s obligations and liabilities under this Section 11 shall survive any payment or discharge in full of the Guaranteed Obligations.

                    12. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

                    13. Controlling Agreement. It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section 13 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

                    14. Representations, Warranties, and Covenants of Guarantor. Guarantor hereby represents, warrants, and covenants that: (a) Guarantor has a financial interest in Borrower and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Guarantor; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected; (d) Guarantor is duly organized, validly existing, and in good standing under the laws of the state of its organization and under Delaware laws, is lawfully doing business in New York, and has full power and authority to enter into and perform this Guaranty; (e) Guarantor will indemnify Lender from any loss, cost or expense as a result of any representation or warranty of the Guarantor being false, incorrect, incomplete or misleading in any material respect; (f) there is no litigation pending or, to the knowledge of Guarantor, threatened before or by any tribunal against or affecting Guarantor other than litigation which, if adversely determined, would not have a material adverse effect on the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) of Guarantor; (g) all financial statements and information heretofore furnished to Lender by Guarantor do, and all financial statements and information hereafter furnished to Lender by Guarantor will, fully and accurately present the condition (financial or otherwise) of Guarantor as of their dates and the results of Guarantor’s operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Lender, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed

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in writing to Lender, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (h) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (i) Lender have no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or any change therein, and Guarantor will keep fully apprised of Borrower’s financial and business condition; (j) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from Borrower or any other Person; and (k) Guarantor has read and fully understands the provisions contained in the Note, the Loan Agreement, the Mortgage, the Environmental Agreement, and the other Loan Documents. Guarantor’s representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

                    Guarantor further represents, warrants and covenants that if any Swap Contract shall at any time be in effect, (x) Guarantor has received and examined copies of each such Swap Contract, the observance and performance of which by Borrower is hereby guaranteed; (y) Guarantor will benefit from Lender’s entering into each such Swap Contract and any transaction thereunder with Borrower, and Guarantor has determined that the execution and delivery by Guarantor of this Guaranty are necessary and convenient to the conduct, promotion and attainment of the business of Guarantor; and (z) Lender have no duty to determine whether any Swap Contract, or any other transaction relating to or arising under any Swap Contract, will be or has been entered into by Borrower for purposes of hedging interest rate, currency exchange rate, or other risks arising in its businesses or affairs and not for purposes of speculation or is otherwise inappropriate for Borrower. Guarantor’s representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and any Swap Contract shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

                    15. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Guaranty (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any Loan

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Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

                    16. Cumulative Rights. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole and absolute discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender.

                    17. Term of Guaranty. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, performed and discharged, except that, and notwithstanding any return of this Guaranty to Guarantor, this Guaranty shall continue in effect (i) with respect to any of the Guaranteed Obligations that survive the full and final payment of the indebtedness evidenced by the Note, (ii) with respect to all obligations and liabilities of Guarantor under Section 11 and (iii) as provided in Section 4(b).

                    18. Financial Statements. As used in this Section, “Financial Statements” means (i) for each reporting party other than an individual, a balance sheet, income statement, statements of cash flow and amount and sources of contingent liabilities, a reconciliation of changes in equity and liquidity verification, and, unless Lender otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity; and (ii) for each reporting party who is an individual, a balance sheet, statements of amount and sources of contingent liabilities, sources and uses of cash and liquidity verification, and, unless Lender otherwise consents, Financial Statements for each entity owned or jointly owned by the reporting party. Each party for whom Financial Statements are required

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is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period”. Guarantor shall provide or cause to be provided to Lender the following:

          (a) Financial Statements of Acadia Realty Trust, a Maryland business trust and the parent company of Guarantor (“Parent”), and copies of filed federal and state income tax returns of Guarantor and its Parent as and when required under the Loan Agreement;

          (b) As soon as available and in any event within thirty (30) days of the end of each fiscal quarter of Parent a certificate of the principal financial or accounting officer of Guarantor or Parent in the form attached hereto as Exhibit A;

          (c) As soon as available and in any event within thirty (30) days of the end of each fiscal quarter of Parent the Quarterly Reporting Supplement (as hereinafter defined) of Parent and Guarantor, prepared and presented in a manner consistent with the current practices of Parent and Guarantor; and

          (d) From time to time promptly after Lender’s request, such additional information, reports and statements regarding the business operations and financial condition of each reporting party as Lender may reasonably request.

All Financial Statements shall be in form and detail satisfactory to Lender and shall contain or be attached to the signed and dated written certification of the reporting party in form satisfactory to Lender to certify that the Financial Statements are furnished to Lender in connection with the extension of credit by Lender and constitute a true and correct statement of the reporting party’s financial position. All certifications and signatures on behalf of corporations, partnerships or other entities shall be by a representative of the entity satisfactory to Lender. All Financial Statements for a reporting party who is an individual shall be on Lender’s then-current personal financial statement form or in another form satisfactory to Lender. All fiscal year-end Financial Statements shall be audited or certified, as required by Lender, without any qualification or exception not acceptable to Lender, by independent certified public accountants acceptable to Lender, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation. All fiscal year-end Financial Statements of the following reporting parties shall be compiled or reviewed by independent certified public accountants acceptable to Lender.

                    Guarantor represents and warrants to Lender that the financial information in the current and future Quarterly Reporting Supplements shall accurately reflect the financial condition of Guarantor. All assets shown on the Financial Statements provided by Guarantor and/or its Parent, unless clearly designated to the contrary shall, be conclusively deemed to be free and clear of any exemption or any claim of exemption of Guarantor and/or its Parent at the date of the Financial Statements and at all times thereafter. Acceptance of any Financial Statement by Lender, whether or not in the form prescribed herein, shall be relied upon by Lender in the administration, enforcement, and extension of the Guaranteed Obligations.

                    19. Notifications. Guarantor shall notify Lender:

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          (i) Notice of Litigation. Promptly after the commencement and knowledge thereof, notice of all material actions, suits and proceedings before any court or arbitrator or any governmental authorities, affecting Guarantor or Parent;

(ii) Notices of Defaults. After Guarantor becomes aware of the occurrence of an Event of Default, providing to Lender a written notice setting forth the details of such Event of Default; and

          (iii) Contractual Obligations. Promptly of (i) any matter that has resulted or would reasonably be expected to result in a material change to Guarantors’ ability to fulfill its obligations hereunder (a “Material Change”; in the event that the parties hereto are in dispute as to whether a change is a “material change” for the purposes of this definition, the materiality of such change shall be in Lender’s reasonable discretion), including, to the extent so applicable, (ii) any breach or non-performance of, or any default under, a contractual obligation of Guarantor; (iii) any dispute, litigation, investigation, proceeding or suspension between Guarantor and any court, arbitrator or Governmental Authority; or (iv) the commencement of, or any material development in, any litigation, proceeding or investigation affecting Guarantor.

                    (b) Conduct of Business and Maintenance of Existence. Guarantor will continue (i) to be a majority owned subsidiary of Parent through whom Parent conducts substantially all of its activities, (ii) engage in business of the same general type as now conducted by Guarantor on the date hereof, and preserve, renew and keep in full force and effect its legal existence and (iii) to comply with all contractual obligations and Laws, except to the extent that failure to comply therewith would not in the aggregate constitute a Material Change.

                    (c) Compliance with Laws. Guarantor shall comply, and shall cause each of its subsidiaries, if any, to comply, with all Laws, except to the extent that failure to comply therewith would not in the aggregate constitutes a Material Change.

                    20. Disclosure of Information. In accordance with the Loan Agreement Lender may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant, to Lender’s affiliates, including without limitation Banc of America Securities LLC, to any regulatory body having jurisdiction over Lender and to any other parties as necessary or appropriate in Lender’s reasonable judgment, any information Lender now has or hereafter obtain pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed Obligations or for this Guaranty, credit or other information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations.

                    21. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, however defined, in the payment or performance when due of any of the Guaranteed Obligations, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, without notice to any Person (any such notice being expressly waived by Guarantor to the fullest extent permitted by applicable law), to set off and apply any and all deposits, funds, or assets at any time held and other indebtedness at any time

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owing by any Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, whether or not Lender shall have made any demand under this Guaranty or exercised any other right or remedy hereunder. Lender will promptly notify Guarantor after any such set-off and application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section 21 are in addition to the other rights and remedies (including other rights of set-off) that Lender may have and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

                    22. Subrogation. Notwithstanding anything to the contrary contained herein, Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Indebtedness or any right to reimbursement, exoneration, contribution, indemnification or any similar rights, until the Indebtedness has been fully and finally paid. This waiver is given to induce Lender to make the Loan to Borrower.

                    23. Further Assurances. Guarantor at Guarantor’s expense will promptly execute and deliver to Lender upon Lender’s request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

                    24. No Fiduciary Relationship. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Lender.

                    25. Interpretation. If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons, jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such Person, jointly and severally and Lender may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the Mortgage and/or applicable law with respect to the Property or any other Loan Documents. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other gender. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms “herein”, “hereof”, “hereto”, “hereunder” and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms “include” and “including” shall be interpreted as if followed by the words “without limitation”. All references in this Guaranty to sums denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. For purposes of this Guaranty, “Person” or “Persons” shall include firms, associations, partnerships (including limited

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partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including governmental bodies, agencies, or instrumentalities, as well as natural persons.

                    26. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder.

                    27. Counterparts. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which taken together shall constitute but one and the same agreement.

                    28. Entire Agreement. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to the guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Lender. This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.

                    29. WAIVER OF JURY TRIAL. WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO ARBITRATE ANY “DISPUTE” (FOR PURPOSES OF THIS SECTION, AS DEFINED BELOW) AS SET FORTH IN THIS GUARANTY, TO THE EXTENT ANY “DISPUTE” IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, GUARANTOR AND LENDER WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH “DISPUTE” AND ANY ACTION ON SUCH “DISPUTE.” THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR AND LENDER, AND GUARANTOR AND LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. GUARANTOR AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                    30. Credit Verification. Each legal entity and individual obligated on this Guaranty, whether as a Guarantor, a general partner of a Guarantor or in any other capacity, hereby authorizes Lender to check any credit references, verify his/her employment and obtain credit reports from credit reporting agencies of Lender’s choice in connection with any

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monitoring, collection or future transaction concerning the Loan, including any modification, extension or renewal of the Loan. Also in connection with any such monitoring, collection or future transaction, Lender is hereby authorized to check credit references, verify employment and obtain a third party credit report for the spouse of any married person obligated on this Guaranty, if such person lives in a community property state.

                    31. Special Representation and Warranty as to Leases. Guarantor hereby represents and warrants to Lender that all of the statements contained in any and all estoppels regarding the leases from Borrower to Lender (the “Borrower Estoppels”) are true and correct as of the date hereof, including, without limitation, that all tenants are not in default in the payment of rent as of the date hereof, there is no default by landlord or tenant under any of the leases at the Property as of the date hereof and no amounts due by Borrower to any tenant at the Property (except as may be expressly set forth in the Borrower Estoppels).

                    THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank]

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                    IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as an instrument under seal as of the date first written above.

GUARANTOR:

ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Acadia Realty Trust, a Maryland real estate investment trust, its general partner

	By	/s/ Robert Masters

Robert Masters
Senior Vice President

Address of Guarantor:

c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605

                    This is to certify that this Guaranty was executed in my presence on the date hereof by the party whose signature appears above in the capacity indicated.

/s/ Debra Leibler-Jones

Notary Public
My Commission Expires:

4/20/14

Debra Leibler-Jones
Notary Public – State of New York
No. 01LE6005994
Qualified in Dutchess County
Comm. Exp. 04/20/2014

Address of Lender:

Bank of America, N.A.
One Bryant Park, 35th Floor
New York, New York 10036
Attention: Mr. Gregory Egli
Telefax: 212-293-8197

EXHIBIT A

Form of Compliance Certificate

[For the Fiscal Quarter ended _______________]

[For the Fiscal Year ended _______________]

                    This Compliance Certificate is furnished pursuant to Section 18(b) of the Guaranty Agreement dated as of November ___, 2010 from Acadia Realty Limited Partnership (“ARLP”) to Bank of America, N.A. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Guaranty Agreement.

                    The undersigned officer of Acadia Realty Trust hereby certifies as follows:

                    1. The financial statements referred to in Sections 18(a) and 18(c), as the case may be, of the Guaranty Agreement which are delivered concurrently with the delivery of this Compliance Certificate are complete and correct in all material respects and have been prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods.

                    2. To the best of such officer’s knowledge, each of Parent, Guarantor and Borrower has, during the period referred to above, observed or performed all of its covenants and other agreements, and satisfied every condition contained in the Guaranty Agreement and the Loan Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and as of the date hereof such officer has obtained no knowledge of any Event of Default except as follows: NONE.

                    IN WITNESS WHEREOF, I have hereto set my name.

Name:
Title:	[Chief Financial Officer]
[Chief Account Officer]